UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Simon Property Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Track Record of Outperformance

.

Letter to Shareholders

Dear Fellow Shareholders,

This is my first letter to shareholders inviting you to please join me and the Board of Directors at our 2026 Annual Meeting of Shareholders on May 13, 2026, at 8:30 a.m. Eastern Daylight Time. Our Annual Meeting will be a completely virtual meeting, conducted via live audio webcast on the Internet. You will be able to attend the meeting online, vote your shares and submit questions during the live webcast. The business to be conducted at the meeting is described in the accompanying Notice of Annual Meeting and this Proxy Statement.

In 2025, our team delivered exceptional performance through discipline, creativity, and relentless execution resulting in another record-breaking year. The Company continues redefining the shopping experience and differentiating itself as we deliver our unique-to-market properties.

We are driving value through disciplined reinvestment in our assets and by curating the right mix of retail, dining, and entertainment experiences at our properties. Assets matter and ours endure because they remain essential to retailers and communities alike—and they continue to perform for our shareholders. We see significant opportunities ahead across all of our operating platforms.

Whether or not you plan to attend the virtual 2026 Annual Meeting, please read the Proxy Statement and vote your shares. Your vote is important to us, and we encourage you to vote as soon as possible. Instructions for voting by Internet, telephone or mail are included in your Notice of Internet Availability of Proxy Materials or proxy card (if you receive your materials by mail), and you may also vote during the meeting via the virtual platform. We are pleased to furnish proxy materials to our shareholders over the Internet. We believe that this e-proxy process expedites shareholders’ receipt of proxy materials, while also lowering the costs. After you have reviewed the Proxy Statement, we hope you will vote in accordance with the Board’s recommendations.

Our 2025 Annual Report to Shareholders accompanies, but is not part of, or incorporated into, this Proxy Statement.

Sincerely,

Eli Simon

Eli Simon Chief Executive Officer, President and Chief Operating Officer April 1, 2026

Notice of 2026 Annual Meeting of Shareholders

Dear Fellow Shareholders:

I invite you to attend the 2026 Annual Meeting of Shareholders of Simon Property Group at 8:30 a.m. Eastern Daylight Time on Wednesday, May 13, 2026. Our Annual Meeting will be a completely virtual meeting, conducted via live audio webcast on the Internet.

You will be able to attend the Annual Meeting as well as vote and submit your questions and examine our shareholder list during the live audio webcast of the meeting by visiting and entering the 16-digit Control Number included in your Notice, on your proxy card or in the instructions that accompanied your proxy materials.

Although the meeting will not begin until 8:30 a.m., you will have the option to log in beginning at 8:00 a.m., on May 13, 2026, and we encourage you to log in and access the webcast at least 15 minutes before the Annual Meeting’s start time.

For further details on how to participate, please see “Admission Requirements—What Do I Need to do to Attend the 2026 Annual Meeting?” in the “Frequently Asked Questions and Answers” on page 90 of the Proxy Statement.

The following items of business will be conducted at our 2026 Annual Meeting of Shareholders:

DATE AND TIME Wednesday, May 13, 2026 8:30 a.m. Eastern Daylight Time
VIRTUAL WEBCAST www.virtualshareholdermeeting.com/SPG2026 See pages 89-90 for additional instructions
RECORD DATE Shareholders of record at the close of business on March 16, 2026, are entitled to vote.

ITEMS OF BUSINESS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 13, 2026. This Proxy Statement and accompanying form of Proxy are first being made available to you on or about April 1, 2026. Proxy materials are available at proxyvote.com. Please be aware that our 2025 Annual Report to Shareholders accompanies, but is not a part of, or incorporated into, this Proxy Statement.

1

Elect 13 directors to our Board of Directors, including 2 directors to be elected by the voting trustee who votes the Class B common stock, to serve until the next Annual Meeting of our Shareholders and until their successors are duly elected and qualified

2	Advisory vote to approve the compensation of our Named Executive Officers
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026
4	Other business as may properly come before the meeting or any adjournments or postponements of the meeting

By Order of the Board of Directors, Steven E. Fivel General Counsel and Secretary April 1, 2026

INTENTIONALLY LEFT BLANK

1	Proxy Summary

7	Corporate Governance
7	Board Leadership
8	Meetings and Committees of the Board
9	Director Characteristics, Skills and Experience Matrix
10	Policies on Corporate Governance
13	Director Independence
13	The Board’s Role in Oversight of Risk Management
15	Majority Vote Standard for Election of Directors in Uncontested Elections
15	Nominations for Directors
15	Communications with the Board
15	Transactions With Related Persons
16	Transactions With the Simons
17	Committee Function and Membership
20	Director Compensation

22	Proposal 1: Election of Directors
23	Overview of Director Nominees
24	Nominees for Director to Be Elected by Holders of Voting Shares
35	Nominees for Director to Be Elected by the Voting Trustee Who Votes the Class B Common Stock
39	Ownership of Equity Securities of the Company

42	Proposal 2: Advisory Vote to Approve the Compensation of Our Named Executive Officers
44	Executive Officers

45	Compensation and Human Capital Committee Report

46	Compensation Discussion and Analysis
47	2025 Shareholder Engagement, Feedback and Response
48	Our Executive Compensation Program
49	Executive Compensation Approach and Process
50	Objectives of Our Executive Compensation Program
53	What we Pay and Why: Principal Elements of Compensation
54	Elements of Executive Compensation in 2025
62	Company Peer Group and Compensation Assessment
64	Other Elements of Compensation & Policies
66	How LTIP Units Work

67	Executive Compensation Tables
67	Summary Compensation Table
68	Grants of Plan-Based Awards in 2025
69	Outstanding Equity Awards at 2025 Fiscal Year-End
71	Option Exercises and Stock Vested in 2025
72	Nonqualified Deferred Compensation in 2025
73	Estimated Post-Employment Payments Under Alternative Termination Scenarios

75	2025 Pay Ratio Disclosure

76	Equity Compensation Plan Information

77	Pay Versus Performance

81	Assessment of Compensation-Related Risks

82	Proposal 3: Ratification of Independent Registered Public Accounting Firm

83	Report of the Audit Committee

85	Human Capital Management

86	Additional Information
86	Annual Report
87	Shareholder Proposals at Our 2027 Annual Meeting
87	Proxy Access
88	Where You Can Find More Information
88	Incorporation by Reference

89	Frequently Asked Questions and Answers

Proxy Summary

This Proxy Statement and accompanying proxy card are being made available to shareholders on or about April 1, 2026, in connection with the solicitation by the Board of Directors (the “Board”) of Simon Property Group, Inc. (“Simon Property Group”, “Simon”, “SPG”, “we”, “us”, “our” or the “Company”) of proxies to be voted at the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) to be held virtually via live audio webcast accessible at www.virtualshareholdermeeting.com/SPG2026 on May 13, 2026, at 8:30 a.m. Eastern Daylight Time. As required by rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and its 2025 Annual Report to Shareholders (which includes our Form 10-K for the fiscal year ended December 31, 2025) (the “Annual Report”) available to shareholders electronically via the Internet. In addition, SPG is using the SEC’s “Notice and Access” rules to provide shareholders with more options for receipt of these materials. Accordingly, on April 1, 2026, the Company will begin mailing the Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders which will contain instructions on how to access this Proxy Statement and the Annual Report via the Internet, how to vote online, by QR code, or by telephone, and how to receive paper copies of the documents and a proxy card.

This proxy summary highlights information which may be contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Proposals Submitted for Your Vote at the 2026 Annual Meeting

PROPOSALS	BUSINESS OF THE MEETING	BOARD RECOMMENDATIONS
	Elect the eleven (11) independent director nominees named in this Proxy Statement	Vote “FOR” each of the Directors
	Advisory vote to approve the compensation of our Named Executive Officers	Vote “FOR” this Proposal
	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026	Vote “FOR” this Proposal

SIMON PROPERTY GROUP	2026 Proxy Statement 1

Proxy Summary

2025 Financial and Business Highlights

This summary provides highlights of select Company financial and performance information. For more complete information regarding the Company’s 2025 performance, you should review the Company’s Annual Report on Form 10- K for the year ended December 31, 2025, filed with the SEC on February 25, 2026, and Current Report on Form 8-K furnished to the SEC on February 2, 2026.

Simon Property Group had a very successful and productive year in 2025. Net Income attributable to common shareholders was $4.624 billion or $14.17 per diluted share, as compared to $2.368 billion or $7.26 per diluted share in 2024. Consolidated Net Income was $5.364 billion. Net income for 2025 includes a non-cash gain of $2.89 billion primarily related to our acquisition of the remaining interest in Taubman Realty Group, resulting from the remeasurement of our previously held equity interest to fair value.

Generated funds from operations (“FFO”) of $4.663 billion or $12.34 per diluted share, and real estate FFO of $4.812 billion or $12.73 per diluted share.		Common stock cash dividends of $8.55 per share paid in 2025, a 5.6% increase over the amount in 2024, returning over $3.2 billion to shareholders in cash dividends.
REAL ESTATE FFO PER DILUTED SHARE		DIVIDENDS PER SHARE

Portfolio net operating income (“NOI”), which includes NOI from international properties at constant currency, increased 4.7% compared to the prior year.	NET OPERATING INCOME (NOI) INCREASED 4.7%	CONSOLIDATED REVENUE (in Billions)

Please see “Where Do I Find Reconciliation of Non-GAAP Terms to GAAP Terms?” in the section of this Proxy Statement titled “Frequently Asked Questions and Answers” on page 94.

2 2026 Proxy Statement	SIMON PROPERTY GROUP

Proxy Summary

2025 Financial and Business Highlights

13.0%	$3.5 Billion	4,600 Leases	$60.97/sq.ft.
Total Shareholder Return in 2025	Return to shareholders in cash dividends and share buybacks	Were signed for more than 17M sq.ft.	U.S. Malls and Premium Outlets base minimum rent +4.7%

$799/sq.ft.	96.4% Occupancy	$9 Billion	23
In average Retailer Sales for U.S. Malls and Premium Outlets	For U.S. Malls and Premium Outlets	In approximate capital raised in 2025 for the Company, via capital markets, secured and unsecured financing activity	New Development and Redevelopment projects delivered

Crate&Barrel

LENOX SQUARE

COACH

SIMON®

COACH
OAKLEY
adidas
OLD NAVY
TUMI
ORLANDO
PREMIUM

SIMON PROPERTY GROUP	2026 Proxy Statement 3

Proxy Summary

Board Shareholder Engagement

DIRECT ENGAGEMENT BY INDEPENDENT MEMBERS OF BOARD AND MANAGEMENT
●
Leading up to our 2025 Annual Meeting, we were in contact with shareholders representing approximately 68.0% of our common shares outstanding, shareholders representing 43.7% of our common shares outstanding chose to engage, and independent members of the Board engaged with shareholders representing 32.7% of our common shares outstanding.
●
Following the meeting, through the remainder of 2025 and into 2026, we reached out to shareholders representing 62.0% of our common shares outstanding, offering to discuss the Company’s 2025 Annual Meeting results, governance and executive compensation matters, and other topics of the shareholders’ choosing. This resulted in direct engagement with shareholders representing 25.3% of our common shares outstanding, with independent members of our Board engaging with shareholders representing 20.4% of our common shares outstanding.
●
This ongoing exchange informs our Board’s meeting agendas and contributes to governance and disclosure enhancements that help us address the issues our shareholders and key stakeholders tell us matter most to them.

Shareholder Engagements Between 2025 and 2026 Annual Meetings

OUTREACH	ENGAGEMENT	TOTAL INDEPENDENT DIRECTOR ENGAGEMENT
62.0% of common shares outstanding	25.3% of common shares outstanding	20.4% of common shares outstanding

IMPORTANCE OF BOARD ENGAGEMENT
●
This Board engagement process is an important part of how we drive progress on our corporate governance objectives and our compensation, human capital and other sustainability initiatives.
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Importantly, this process assists us in achieving our strategic objectives of creating long-term value, maintaining our culture of compliance and contributing to the continued growth and performance of the Company.
●
The outreach to our largest shareholders following our 2025 Annual Meeting was informative and the feedback consistently indicated that negative shareholder voting reflected concerns with the relative magnitude of certain awards arising from transactions in non-real estate investments under the A&R OPI Program (as defined below), rather than opposition to the structure of our long-term incentive program designs themselves. No awards were granted under the A&R OPI Program in 2025. See "2025 Shareholder Engagement, Feedback and Response” below for a more detailed discussion.

Comprehensive Engagement Program

BOARD ACTIVITY	SHAREHOLDER INPUT	YEAR-ROUND ENGAGEMENT
●
Our Board assesses and monitors investor sentiment, shareholder voting results and trends in governance, executive compensation, human capital management, regulatory, sustainability and other matters.

●
The Board’s ongoing process of continually working to enhance governance and other practices is informed by Shareholder input and feedback.
●
Senior management and the Board review shareholder input to identify consistent themes and evaluate any issues or concerns.
● Members of the Board participated in a series of meetings with shareholders of the Company leading up to and following our 2025 Annual Meeting.

4 2026 Proxy Statement	SIMON PROPERTY GROUP

Proxy Summary

Corporate Governance Highlights

Simon’s Board is committed to good corporate governance that promotes the long-term interests of shareholders, including oversight of management’s identification, assessment and mitigation of enterprise risks to which the Company is susceptible.

We believe that our Board membership is both balanced and broad in experience, qualifications, skills, professional background, perspectives, and expertise and that the range of tenures of our directors creates a synergy between institutional knowledge and new perspectives.

DIRECTOR INDEPENDENCE AND COMPLIANCE		DIRECTOR COMPOSITION, TRAINING AND EVALUATION PROCESS

●
100% of Directors elected by vote of common shares are independent and 85% of our Board is independent.
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All standing Board committees are composed entirely of independent directors and each is chaired by an independent director.
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No hedging or pledging of our securities.
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Each Director attended at least 75% of applicable Board and Board committee meetings.
●
All Directors are in compliance with our stock ownership guidelines.
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No related party transactions involving any independent directors.

●
Our mix of Director tenure, skills and background provides a balance of experience and institutional knowledge with fresh perspectives.
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Our average independent Director tenure has been reduced from 11.4 years in 2021 to 9.3 years in 2026.
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Tailored new‑Director orientation program to accelerate readiness for Board and committee service.
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Director education on current and ongoing educational offerings.
●
Annual Board evaluation process involving Board and Board committee performance assessments; overseen by the Chair of our Governance and Nominating Committee (“G&N Committee”) and our Non-Executive Chairman.

BOARD LEADERSHIP		STRONG SHAREHOLDER PROTECTIONS
●
Views active, objective, independent oversight of management as central to effective Board governance.
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Independent Non-Executive Chairman and separate Chief Executive Officer ("CEO") following the passing of Mr. David Simon on March 22, 2026.
●
The Non-Executive Chairman is joined by other independent directors with broad-based experience.

●
All Directors are required to stand for election annually.
●
Majority voting in uncontested Director elections with a Director resignation policy for any incumbent who does not receive a majority of votes cast
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No shareholder rights plan.
●
Independent Director approval required for material actions and transactions involving the Simon Family Group.

BOARD OVERSIGHT		RISK GOVERNANCE
●
Our independent Directors meet privately in executive session on a regular basis without our CEO or other members of management present, meeting in four (4) such sessions in 2025.
●
Our Board formally reviews CEO and senior management succession at least annually and assesses candidates during Board and committee meetings and in less formal settings.
●
Board and Board committees charged with oversight of:

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Financial governance: Evidenced by A/A3 credit ratings by S&P/Moody’s.
●
Operational governance: Annual enterprise level risk analyses with Board; rigorous investment and financial approval committee processes; field and property team-level management.
●
Employee governance: Extensive employee learning and development platform requiring ethics, cybersecurity and other training.

o Cybersecurity & AI o Enterprise risk management	o Strategy o Succession planning

SIMON PROPERTY GROUP	2026 Proxy Statement 5

Proxy Summary

Board Refreshment and Composition

Independent Director Nominee Tenure

85%	45%	9 years	64%
of our Board is Independent	of nominated independent directors have joined in the previous 8 years	is the median tenure of nominated independent directors	of nominated independent directors served 10 years or less

6 2026 Proxy Statement	SIMON PROPERTY GROUP

Corporate Governance

Board Leadership

Our Non-Executive Chairman and our CEO provide clear leadership, effective decision-making, and a cohesive corporate strategy for the Company through a bifurcated leadership structure.

Larry C. Glasscock Non-Executive Chairman	Eli Simon CEO, President and Chief Operating Officer

On March 23, 2026, in connection with the separation of the Chairman and CEO roles and consistent with the Company's Governance Principles, the Board elected Larry C. Glasscock as Non-Executive Chairman. Mr. Glasscock has served on our Board since 2010 and, until his appointment as Non-Executive Chairman, served as Lead Independent Director. The position of Lead Independent Director has been discontinued because the Chairman is no longer a member of Company management, in accordance with Section B.8 of the Governance Principles.

On March 23, 2026, following the passing of Mr. David Simon, the Board appointed Mr. Eli Simon as CEO and President. He will also continue as Chief Operating Officer (“COO”). Mr. Eli Simon's appointment reflects thoughtful succession planning discussed further on page 12 under the heading “Management Succession Planning” and the Board believes his leadership positions the Company for continued strong performance.

Non-Executive Chairman Duties and Responsibilities

Under our Governance Principles, the Non-Executive Chairman is empowered to:

Preside at all Board meetings, including executive sessions of the independent directors	Serve as a liaison between the CEO and the independent directors, including by facilitating communication and sharing of views between the independent directors and the CEO	Approve materials sent to the Board and advise on such information

Approve meeting agendas for the Board and coordinate with the CEO with respect to developing such agendas	Approve Board meeting schedules to assure sufficient agenda item discussion time and coordinate with the CEO to develop such schedules	Call meetings of the independent directors

Ensure that he or she is available for consultation if requested by major shareholders, and engage in direct communication		Retain outside advisors and consultants to report directly to the Board on Board-wide matters

SIMON PROPERTY GROUP	2026 Proxy Statement 7

Corporate Governance

Meetings and Committees of the Board

Meetings and Attendance

Our business, property and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business:

●	through discussions with our CEO, other executive officers, and our Non-Executive Chairman,
●	by reviewing materials provided to them concerning the business,
●	by visiting our offices and properties, and
●	by participating in meetings of the Board and its committees.

During 2025, the Board met six times, including four in-person meetings and two video conference meetings. Our independent directors meet privately in executive session on a regular basis without our then-Chairman and CEO or other members of management present. Such executive sessions were held in connection with each of the four in-person Board meetings in 2025. Effective March 23, 2026, with the election of Larry C. Glasscock as Non-Executive Chairman, the position of Lead Independent Director has been discontinued because the Chairman is no longer a member of Company management, in accordance with Section B.8 of the Governance Principles. Prior to March 23, 2026, the Lead Independent Director presided over all executive sessions and was appointed by the independent members of the Board. The Non-Executive Chairman now presides over all Board meetings, including executive sessions of the independent directors.

All of our directors participated in at least 75% of the aggregate number of meetings of the Board and the committees on which they served in 2025. Individual Board and, for applicable committee members, committee, meeting attendance during 2025 is set forth below.

2025 Committee Meeting Attendance1

		COMPENSATION AND	GOVERNANCE AND	BOARD
	AUDIT	HUMAN CAPITAL	NOMINATING	OF DIRECTORS
					>75% attendance at Board meetings in 2025
Number of Meetings	9	7	6	6
G. Aeppel			6	6
L. Glasscock	9		6	6
A. Hubbard[2]		2	2	1
N. Jones	9			6
R. Leibowitz	9	7		6
R. Lewis	9			6
G. Rodkin			6	6
P. Roe			6	6
S. Selig	9	7		6
D. Smith		7		6
M. Stewart	9			6
D. Simon				6
R. Sokolov				6
E. Simon				6
1	Mr. Cicco, an independent director, is not listed here because he did not join the Board until February 5, 2026.
2	Mr. Hubbard retired from the Board effective May 14, 2025.

Directors are also expected to use reasonable efforts to attend the Annual Meeting of Shareholders. Twelve of our directors then on the Board attended our 2025 Annual Meeting.

8 2026 Proxy Statement	SIMON PROPERTY GROUP

Corporate Governance

The Board Believes that its Members Should:

●	exhibit high standards of independent judgment and integrity;
●	have broad and varied experiences and backgrounds;
●	have a strong record of achievements;
●	have an understanding of our business and the competitive environment in which we operate; and
●	be committed to enhancing shareholder value on a long-term basis and have sufficient time to carry out their duties.

In addition, the Board has determined that the Board, as a whole, should strive to have the right mix of experience, characteristics, talent and skills necessary to effectively perform its oversight responsibilities. Four of the independent director nominees are female and seven are male. The Board believes that the professional skills and experiences set forth in the matrix below are important, and when carrying out its board refreshment strategy looks for independent director candidates who have skills and experience that complement those of the existing directors.

Director Characteristics, Skills and Experience Matrix

	G. AEPPEL	M. CICCO	L. GLASSCOCK	N. JONES	R. LEIBOWITZ	R. LEWIS	G. RODKIN	P. ROE	S. SELIG	D. SMITH	M. STEWART	R. SOKOLOV	E. SIMON
SKILLS AND EXPERIENCE
Financial/Accounting Literacy
Capital Markets Experience
Real Estate Development / Management Experience
Executive Leadership
Risk Management
Marketing / Brand Management / Consumer Focus
Retail Distribution
Technology
Human Capital Management
International Business Experience
Public Policy / Government Experience
Corporate Governance
Sustainability

SIMON PROPERTY GROUP	2026 Proxy Statement 9

Corporate Governance

Policies on Corporate Governance

The Board has adopted thoughtful, practical governance practices and implemented measures designed to enhance the quality of its composition, strengthen independent oversight, and increase its effectiveness. These measures align our corporate governance structure with achieving our strategic objectives, and facilitate our Board’s independent oversight of our culture of compliance and rigorous risk management. Good corporate governance is important to ensure that the Company is managed for the long-term benefit of its shareholders and to enhance the creation of long-term shareholder value.

Each year, the G&N Committee reviews our Governance Principles, which are available at governanceprinciples.simon.com, and recommends to the Board any suggested modifications.

Also, the Audit Committee obtains reports from management and the leader of the Company’s Audit Services function confirming that the Company and its subsidiaries are operating in conformity with the Company’s Code of Business Conduct and Ethics, which can be found at codeofconduct.simon.com, and advises the Board with respect to the Company’s policies and procedures regarding compliance with the Company’s Code of Business Conduct and Ethics.

Each of the Board’s standing committees reviews its written charter on an annual basis to consider whether any changes are required. These charters are located on our website at committeecomposition.simon.com and are also available by visiting investors.simon.com, navigating to the “Governance” section, and clicking on “Governance Principles,” “Code of Business Conduct & Ethics,” or “Committee Composition”, respectively. Shareholders may also request a printed copy, without charge, by making a written request to our Secretary at 225 W. Washington Street, Indianapolis, Indiana 46204.

We will also either disclose on Form 8-K and/or post on our Internet website any substantive amendment to, or waiver from, a provision of the Code of Business Conduct and Ethics that applies to any of our directors or executive officers.

PERSONAL QUALIFICATION STANDARDS	TIME COMMITMENT REQUIREMENTS

Our Governance Principles provide that all candidates for election to the Board should:

●
possess high personal and professional ethics, integrity and values; and
●
be committed to representing the long-term interests of our shareholders while fulfilling the responsibilities of directors as described in our Governance Principles.

●
If any director simultaneously serves on more than four public company boards, including our Board, then the Board or G&N Committee must determine that such service does not impair the ability of the director to effectively serve on our Board.
●
Currently, only two of our independent directors serve on more than one other public company board.
●
We believe that each of our independent directors is able to devote the necessary time to meet their Board commitments to the Company.

In recommending candidates to the Board for election as directors, the G&N Committee will consider the foregoing minimum qualifications as well as each candidate’s credentials, keeping in mind our desire, as stated in our Governance Principles, to have a Board representing varied experiences and backgrounds, as well as expertise in or knowledge of specific areas that are relevant to our business activities, including those set forth in our Director Characteristics, Skills and Experience Matrix on page 9.

10 2026 Proxy Statement	SIMON PROPERTY GROUP

Corporate Governance

Board Refreshment, Orientation and Education

1	ONGOING EVALUATION AND CONTINUOUS REVIEW

●
Although we do not have term limits or a mandatory retirement age for our directors, we do believe that periodic board refreshment is beneficial.
●
Evidencing our commitment to thoughtful refreshment, the G&N Committee regularly meets to evaluate the current composition of the Board and whether changes in such make-up may be advisable as well as identifying key characteristics of focus in the event adding or replacing a director is necessary or advisable.
●
Specific skills, experience and characteristics are discussed and evolve through the process so as to allow the G&N Committee to be prepared to make an informed recommendation for any opportunities to update the composition of the Board, all in furtherance of our Governance Principles.

2	SEARCH

●
The G&N Committee actively solicits recommendations and feedback from members of the Board as to general characteristics to target for possible new members of the Board as well as for any specific individuals who might make a compelling case should the opportunity arise. From time to time, the G&N Committee engages a third-party search firm to assist in this process as the G&N Committee deems appropriate.
●
The process is informed by the necessary experience and expertise of Board and G&N Committee members and independent third parties. When a possible need is identified, the G&N Committee is empowered to engage with third-party, executive search firms who work to tailor search parameters to the specific criteria, which are regularly reviewed and updated. In addition, the G&N Committee regularly solicits information from all members of the Board on types of candidates to focus on as well as any specified individuals.
●
Most recently, this ongoing evaluation process resulted in the addition of Mr. Martin J. Cicco to our Board, effective February 5, 2026. Mr. Cicco brings extensive real estate market expertise gained over his career, including his leadership roles in real estate investment banking and advisory services. His familiarity with our Company and environments that we operate in position him to contribute immediately to Board deliberations, and this addition enhances Board depth and aligns with our refreshment objectives.

3	INTERVIEW PROCESS

●
All identified candidates are screened through a rigorous process, beginning with any applicable search firm, and interviewed by members of the G&N Committee, the Non-Executive Chairman, the CEO and other independent members of the Board and senior management.
●
This process is intended to ensure that proposed candidates have the requisite tangible experience but also possess the interpersonal characteristics that are critical to maintaining the appropriate culture of our Board.

4	ORIENTATION AND ON-BOARDING

●
All new directors participate in a director orientation program upon joining our Board, which includes a series of meetings with senior management representatives from all of our business and platform areas to review and discuss information about our company, industry, and operations.
●
This process provides invaluable exposure to, and familiarity with, members of senior management, which further enhances the ability to execute on the Board’s oversight mandate for the Company.
●
Based on input from our directors, we believe this fulsome on-boarding approach, coupled with participation in regular Board and committee meetings, provides new directors with a strong foundation in our company’s businesses, connects directors with members of management with whom they will interact and oversee, and accelerates their effectiveness to engage fully in Board deliberations.

5	EDUCATION

●
Director education and continuous learning is vital to the ability of directors to fulfill their roles.
●
The Board encourages directors to participate annually in external continuing director education programs.
●
Our G&N Committee regularly updates members of the Board on current and ongoing educational offerings, and our company reimburses directors for their associated expenses.

SIMON PROPERTY GROUP	2026 Proxy Statement 11

Corporate Governance

Management Succession Planning

Our succession planning process is described below, and was recently put into action on March 23, 2026, when Mr. Eli Simon was appointed CEO and President following the passing of Mr. David Simon on March 22, 2026. As a result of our thoughtful and deliberate dual-prong approach to succession planning, described below, the Board was prepared to effectuate a swift and seamless transition.

●	The Board is responsible for ensuring we have a high-performing management team in place and devotes significant time each year to CEO and senior management succession. With the assistance of the Compensation and Human Capital Committee (the “Compensation Committee”), the Board conducts structured, in‑depth reviews of management development and succession planning to ensure all roles can be filled without undue interruption. This formal process occurs at least annually and is supplemented by regular discussions at scheduled Board and committee meetings and in executive session. In addition, directors assess and engage with senior management during meetings and in less formal settings to allow for direct evaluation and feedback.
●	Our succession planning process has two prongs (emergency and long term) to facilitate orderly succession and reflects plans that are in place today.
o	Emergency Succession Plan: The first prong contemplates succession planning in the case of an emergency during which one or more members of our current management are unable to perform their duties.
◾	Our Board has established steps that are ready to be actively implemented in case necessary to address emergency CEO planning in extraordinary circumstances.
◾	Our emergency CEO succession planning is intended to enable the Company to respond to unexpected position vacancies, including those resulting from major medical conditions, accidents or catastrophes, allowing the Company to continue its safe and sound operation with minimal disruption or loss of continuity to its business and operations.
◾	In the event of any such vacancy, the Board is prepared to effectuate all actions necessary to allow seamless transition of management and operations and communicate the same to all relevant stakeholders.
o	Long-Term Succession Plan: The second prong involves long-term planning to identify and develop talent with potential to step in as our future management team.
◾	As part of our longer-term succession planning, we continually evaluate changes to our organizational architecture to prepare the Company for the next chapter in its evolution.
◾	Executive roles are evaluated and reorganized to drive our operational and strategic initiatives while allowing for growth opportunities for the next generation of potential leaders.
●	Our CEO regularly consults with the independent members of the Board and provides recommendations and evaluations of potential CEO successors.
●	The senior leadership team conducts enterprise‑wide talent reviews and maintains evergreen succession plans for critical roles that are reviewed with the Board at least annually and discussed regularly. Specifically, our Board reviews potential internal senior and middle management candidates with our CEO and our Chief Administrative Officer (“CAO”), including the qualifications, experience, and development priorities for these individuals, as well as identified succession plans for each role and individual. Development actions for identified successors may include cross‑functional experiences, expanded responsibilities, and executive coaching. Further, our Board, through reports from the Compensation Committee, periodically reviews the overall composition of our senior management's qualifications, tenure and experience, as well as the depth and readiness of our leadership pipeline.
●	Stability and orderly transitions in senior management have been a hallmark of our long-term success. Mr. David Simon, our Chairman, CEO and President until his passing on March 22, 2026, Mr. John Rulli, our CAO, and Mr. Steven Fivel, our General Counsel, were all with the Company at our IPO in 1993 and remained in their respective positions for substantial durations. In June 2018, the Company promoted Mr. Brian McDade to Executive Vice President and Chief Financial Officer (“CFO”) after 14 years with the Company. Mr. Eli Simon was elevated from Chief Investment Officer to COO on August 6, 2025, reflecting his expanded role in overseeing the Company’s operations, and following the passing of Mr. David Simon, was appointed CEO and President, effective March 23, 2026. This depth of experience and institutional knowledge among our senior leadership team has been instrumental in driving consistent, strong performance over decades.

12 2026 Proxy Statement	SIMON PROPERTY GROUP

Corporate Governance

●	Our Board has always recognized the importance of thoughtful succession planning to ensure continuity of our strong leadership. The Board proactively identifies individuals with the right mix of skills and experience to step into executive roles when needed, positioning the Company to maintain its high standard of performance through leadership transitions. The Company has long been focused on building a deep bench of management talent behind our executive team, and given the complex nature of our business, there are benefits to promoting individuals from within, who have a long-term understanding of our operations and track record of exceeding performance expectations. Accordingly, we place a high emphasis on developing internal pathways to top leadership positions, with succession planning efforts implemented and actively underway for our most senior roles.
●	Evidence of this approach is tangible and reflected in the strong success we have had in retaining and promoting from within across all levels of our Company (time period as of December 31, 2025, unless otherwise noted):
o	The average tenure of an employee of Simon is 9.4 years, which exceeds the average tenure of the workforce nationwide of 3.9 years (based on information from the U.S. Bureau of Labor Statistics, January 2024).
o	48% of our corporate employees and 27% of our field employees operating at our properties have been with Simon for 10 years or more; there are 402 employees at Simon with 20 years or more of service.
o	In the period of January 1, 2025, through December 31, 2025, 145 corporate employees were promoted, an 8% increase from the prior year period.
●	Also see “Compensation Discussion and Analysis” on page 46 of this Proxy for a discussion of how the Compensation Committee uses our Long-Term Incentive compensation program to retain a deep bench of talent and train our next potential leaders, as well as the Compensation Committee’s approach regarding the compensation of successor executives.

Director Independence

The Board has adopted standards to assist it in making determinations of director independence. These standards incorporate, and are consistent with, the definition of “independent” contained in the NYSE Listed Company Manual and other applicable laws, rules and regulations in effect from time to time regarding director independence. These standards are included in our Governance Principles, which are available at governanceprinciples.simon.com. The Board has affirmatively determined that each person nominated by the Board for election as a director by the holders of voting shares of the Company’s common stock and listed in this Proxy Statement meets these standards and is independent.

Eleven (11) of our director nominees are independent under the requirements of the NYSE. All of the members of the Audit Committee, G&N Committee and Compensation Committee are independent directors under the listing requirements and rules of the NYSE and other applicable laws, rules, and regulations. Mr. Allan Hubbard, who retired from the Board effective May 14, 2025, and served on the Compensation Committee and G&N Committee, was also independent under the listing requirements and rules of the NYSE and other applicable laws, rules and regulations.

Mr. Eli Simon (who was appointed CEO and President effective March 23, 2026) and Mr. Richard S. Sokolov, our current Class B directors, are not independent directors. Mr. David Simon, who served as a Class B director until his passing on March 22, 2026, and Mr. Herbert Simon, who served as a Class B director until February 4, 2025, also were not independent directors.

The Board’s Role in Oversight of Risk Management

Board of Directors Responsibilities

●	While risk management is primarily the responsibility of our management, the Board provides overall risk oversight focusing on the most significant risks we face.

Audit Committee Responsibilities

●	The Board has delegated to the Audit Committee primary oversight of the Company’s Enterprise Risk Management Program and the Audit Committee provides regular reports to the full Board on it.
●	In addition, as part of its oversight of risk management, the Audit Committee reviews the Company’s cybersecurity and other information security risks, controls and procedures, including those related to data privacy and network security, and any specific cybersecurity issues that could affect the adequacy of the Company’s internal controls.

SIMON PROPERTY GROUP	2026 Proxy Statement 13

Corporate Governance

●	Our Company-wide Enterprise Risk Management Program identifies and assesses the major risks we face and includes the development of strategies for controlling, mitigating and monitoring those risks. As part of this process, every year in the third and fourth quarters, on behalf of the Audit Committee, the Company’s internal Audit Services function reviews and assesses the Company’s Enterprise Risk Management Program, including how risks are identified, managed, measured, monitored and reported. The identified risks and risk mitigation strategies are validated with management and presented to the Audit Committee and the Company’s independent auditors for their review during the first quarter of the following year. These risks and the Company’s mitigation efforts are monitored throughout the year.
●	Our Audit Services leadership is responsible for supervising the Enterprise Risk Management Program described above and, in that role, reports directly to the Audit Committee.
●	Other members of senior management who have responsibility for designing and implementing various aspects of our risk management process also regularly meet with the Audit Committee.
●	The Audit Committee discusses with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.
●	The Audit Committee also discusses our identified financial and operational risks, and receives reports from senior members of management, including our CEO and CFO.

Compensation and Human Capital Committee Responsibilities

●	The Compensation Committee is responsible for overseeing risks relating to our compensation policies and practices. Specifically, the Compensation Committee oversees the design of incentive compensation arrangements for our executive officers to implement our pay-for-performance philosophy without encouraging or rewarding excessive risk-taking by our executive officers.
●	The Compensation Committee approves and periodically assesses the effectiveness of any policies, plans, or agreements concerning the recoupment of incentive compensation, or "clawback policies.”
●	The Compensation Committee periodically reviews and approves or makes recommendations to the Board with respect to certain of the Company's human capital management strategies and policies, including with respect to matters such as management succession planning, and talent recruitment, development, and retention.

Governance and Nominating Committee Responsibilities

●	The G&N Committee assists and generally advises the Board on sustainability matters, including overseeing the Company’s sustainability strategy and related goals and policies, and periodically reviewing with management the Company’s progress towards the achievement of such strategy and goals.
●	The G&N Committee also monitors and annually reviews, and if appropriate, recommends to the Board, revisions to applicable stock ownership guidelines for members of the Board.
●	The G&N Committee reviews and considers whether the service on another board by an independent member of the Board will adversely impact their ability to remain "independent" under applicable independence standards or will otherwise impair their ability to serve the Company.

Management Responsibilities

●	Our management regularly conducts additional reviews of risks, as needed, or as requested by the Board or applicable committee.
●	Members of senior management routinely attend portions of Board and committee meetings to present on topics within their areas of responsibility and to respond to director questions.
●	Management coordinates with the Board and the Compensation Committee on talent development and succession plans.
●	Management escalates to the Board, or the appropriate committee, certain matters that could reasonably be expected to have a material impact on the Company, and implements Board or committee directives.

14 2026 Proxy Statement	SIMON PROPERTY GROUP

Corporate Governance

MAJORITY VOTE STANDARD FOR ELECTION OF DIRECTORS IN UNCONTESTED ELECTIONS

Our bylaws (the “Bylaws”) provide for a majority of votes cast standard for the election of directors in an uncontested election. The majority of votes cast standard for purposes of the election of director nominees means that in order for a director to be elected, the number of votes cast FOR a director’s election must exceed the number of votes cast AGAINST that director’s election, provided a quorum is present. Any incumbent director who, in an uncontested election, receives a greater number of AGAINST votes than FOR votes must promptly tender his or her resignation to the Board, subject to its acceptance. The G&N Committee will consider the tendered resignation and recommend to the Board whether to accept or reject it or take a different action. Both the Board and G&N Committee may consider any factors they deem appropriate and relevant to their actions. The Board will act on the tendered resignation, taking into account the G&N Committee’s recommendation. The affected director cannot participate in any part of the process. We will publicly disclose the Board’s decision by a press release, a filing with the SEC or other broadly disseminated means of communication within 90 days after the shareholders’ vote has been certified. In a contested election (in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the votes cast by the holders of shares entitled to vote on the election of directors, provided a quorum is present.

NOMINATIONS FOR DIRECTORS

The G&N Committee will consider director nominees recommended by shareholders. A shareholder who wishes to recommend a director candidate in this manner should send such recommendation to our Secretary at
225 W. Washington Street, Indianapolis, Indiana 46204, who will forward it to the G&N Committee. Any such recommendation shall include a description of the candidate’s qualifications for Board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, the addresses and telephone numbers for contacting the shareholder and the candidate for more information and the other information required by Section 1.10 of our Bylaws. A shareholder who wishes to nominate an individual as a director candidate at an Annual Meeting of Shareholders, rather than either recommend the individual to the G&N Committee as a nominee or utilize the proxy access process described below and set forth in Section 1.11 of our Bylaws, shall comply with the advance notice requirements for shareholder nominations set forth in Section 1.10 of our Bylaws.

COMMUNICATIONS WITH THE BOARD

The Board has implemented a process by which our shareholders and other interested parties may communicate with one or more members of our Board, its committees, the Non-Executive Chairman or the independent directors as a group. Interested parties can send any such communication to Simon Property Group, Inc., Board of Directors,
c/o Secretary, 225 W. Washington Street, Indianapolis, Indiana 46204. The Board has instructed our Secretary to promptly forward all such communications to the specified addressees thereof.

TRANSACTIONS WITH RELATED PERSONS

Annually, each director and executive officer is obligated to complete a director and officer questionnaire, which requires disclosure of any transactions with us in which the director or executive officer, or any member of his or her immediate family, has or will have an interest. Pursuant to our Code of Business Conduct and Ethics at codeofconduct.simon.com, which is also available in the Governance section of our website at investors.simon.com, the Audit Committee must review and approve all related person transactions in which any executive officer, director, director nominee or more than 5% shareholder of the Company, or any of their immediate family members, had, has or will have a direct or indirect material interest. Pursuant to the charter of the Audit Committee, which is available in the Governance section of our website at investors.simon.com, the Audit Committee may not approve a related person transaction unless (1) it is in, or not inconsistent with, our best interests and (2) where applicable, the terms of such transaction are at least as favorable to us as could be obtained from an unrelated third party. Our Articles of Incorporation (the “Charter”) require that at least a majority of our directors be neither our employees nor members or affiliates of members of the Simon family. Our Charter further requires that transactions involving the Company, individually or in our capacity as general partner of our subsidiary, Simon Property Group, L.P. (the “Operating Partnership”), and any entity in which any of the Simons has an interest must, in addition to any other vote that may be required, be approved in advance by a majority of such independent directors. We currently have eleven independent directors serving on the Board.

Our General Counsel is charged with reviewing any conflict of interest involving any other employee.

SIMON PROPERTY GROUP	2026 Proxy Statement 15

Corporate Governance

Transactions with the Simons

Shopping Center Management and MSA Operations

Since 1993 we have managed two shopping centers owned by entities in which members of the Simon family have ownership interests, for which we received a fee of $4,695,147 in 2025 pursuant to management agreements that provide for our receipt of a management fee and reimbursement of our direct and indirect costs.

We provide office space and support services to Melvin Simon & Associates, Inc. (“MSA”), a related party, for which we received a fee of $850,000 in 2025. During 2025, MSA was owned 30.94% by trusts for the benefit of Mr. Herbert Simon (who retired from our Board effective February 4, 2025), 3.04% by a trust for the benefit of Mr. David Simon (who passed away on March 22, 2026), and by certain other shareholders. Please see footnote 4 to the “Principal Shareholders” table on page 41 of this Proxy Statement for additional information on MSA.

As Mr. Eli Simon is the son of the late Mr. David Simon, each of the transactions described above involving Mr. David Simon may be considered a related party transaction with respect to Mr. Eli Simon.

Aircraft Reimbursement and Payments

DS Aviation, LLC (“DS Aviation”), an entity which was beneficially owned by Mr. David Simon, owns an aircraft (the “DS Aircraft”) which was used in 2025, in part, by the Company, for business purposes, pursuant to a lease agreement. The total amount paid in 2025 to DS Aviation was $3,464,710 under the lease.

In addition, Simon Hangar, LLC (“Hangar”), an entity which is beneficially owned by Mr. Herbert Simon, received $56,000 relating to the Company’s business use of the DS Aircraft, pursuant to a management services agreement. The foregoing amounts charged to or reimbursed by the Company are less than the total actual cost per hour of operating the aircraft and are substantially less than the cost of chartering equivalent aircraft from unrelated third parties, based on a 2025 review and study of third-party market providers of such services and a review of actual costs incurred.

HS Arrow, LLC (“HS Arrow”), an entity beneficially owned by Mr. Herbert Simon, owns an aircraft (the “HS Aircraft”) which was used, in part, for Company related business in 2025. The Company’s use of the HS Aircraft is the subject of a reimbursement agreement pursuant to which the Company agreed to reimburse Mr. Herbert Simon, on behalf of HS Arrow, the fixed annual amount of $250,000 for use of the HS Aircraft. This agreement terminated effective February 4, 2025. The prorated amount paid to Mr. Herbert Simon for use of the HS Aircraft in 2025 was $23,973, and all future reimbursements and payments have ceased. Such reimbursement includes all costs, fees, charges and expenses incurred by HS Arrow with respect to the Company use of the aircraft by Mr. Herbert Simon.

These agreements were unanimously approved by the independent members of the Board of Directors upon the recommendation of the Company’s General Counsel and the Audit Committee of the Board of Directors.

As Mr. Eli Simon is the son of the late Mr. David Simon, each of the transactions described above involving Mr. David Simon may be considered a related party transaction with respect to Mr. Eli Simon.

Terms of Employment of Mr. Sam Simon

Mr. Sam Simon is a Senior Vice President, Corporate Investments, and is the son of the late Mr. David Simon and the brother of Mr. Eli Simon. In 2025, the Company paid Mr. Sam Simon a base salary of $257,500 and a bonus of $75,000. In March 2025, Mr. Sam Simon was awarded a maximum opportunity of $200,000 under the 2025 Corporate Incentive Compensation Plan (“ICP”). The foregoing employment and compensation arrangements for Mr. Sam Simon have been reviewed and approved by the independent directors of the Board.

16 2026 Proxy Statement	SIMON PROPERTY GROUP

Corporate Governance

Committee Function and Membership

Audit Committee

BOARD OF DIRECTORS

AUDIT COMMITTEE	COMPENSATION AND HUMAN CAPITAL COMMITTEE	GOVERNANCE AND NOMINATING COMMITTEE

Marta R. Stewart (Chair)	MEMBERS Larry C. Glasscock Nina P. Jones Reuben S. Leibowitz Randall J. Lewis Stefan M. Selig	COMMITTEE CHARTER The Audit Committee charter is available on our website at: investors.simon.com/corporate-governance/committee-composition. The Report of the Audit Committee begins on page 83.
	9 MEETINGS HELD IN 2025	All members are Independent

FUNCTION, AUTHORITY AND PRIMARY RESPONSIBILITIES
●
Assists the Board in monitoring the integrity of our financial statements, internal control over financial reporting, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function and our compliance with legal and regulatory requirements.
●
Reviews and approves or ratifies all related person transactions in which any executive officer, director, director nominee, or greater than 5% stockholders, or any of their immediate family members, has a material interest.
●
Oversees the Company’s Enterprise Risk Management Program and cybersecurity preparedness.
●
Sole authority to appoint or replace our independent registered public accounting firm and pre-approves the auditing services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms thereof.
●
Authority to retain legal, accounting or other advisors.
●
Reviews and discusses with management and our independent registered public accounting firm our annual audited financial statements, our quarterly earnings releases and financial statements, significant financial reporting issues and judgments made in connection with the preparation of our financial statements and any major issues regarding the adequacy of our internal controls.
●
Issues the report on its activities which appears in this Proxy Statement.
●
Oversees and discusses with management the Company’s annual disclosure of its sustainability, including sustainability matters and efforts in the form of an annual sustainability report.
●
The charter of the Audit Committee requires that each member meet the independence and experience requirements of the NYSE, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the SEC.

All members are “audit committee financial experts” as defined by the rules of the SEC

SIMON PROPERTY GROUP	2026 Proxy Statement 17

Corporate Governance

Compensation and Human Capital Committee

BOARD OF DIRECTORS

AUDIT COMMITTEE	COMPENSATION AND HUMAN CAPITAL COMMITTEE	GOVERNANCE AND NOMINATING COMMITTEE

Reuben S. Leibowitz (Chair)	MEMBERS Stefan M. Selig Daniel C. Smith, Ph.D.

COMMITTEE CHARTER

The Compensation Committee charter is available on our website at: investors.simon.com/corporate-governance/committee-composition.

The Compensation and Human Capital Committee Report is on page 45.

	7 MEETINGS HELD IN 2025	All members are Independent

FUNCTION, AUTHORITY AND PRIMARY RESPONSIBILITIES
●
Sets remuneration levels for our executive officers.
●
Approves and authorizes the Company to enter into employment agreements, severance arrangements, change in control agreements or provisions, or other compensation-related agreements with executive officers, as appropriate.
●
Reviews significant employee benefit programs.
●
Establishes and administers our executive compensation program and our stock incentive plan.
●
Reviews and discusses with management the Compensation Discussion and Analysis, and, if appropriate, recommends its inclusion in our Annual Report and Proxy Statement.
●
Issues the report on its activities which appears in this Proxy Statement.
●
Oversees human capital management, including but not limited to management succession planning and talent recruitment, development and retention.
●
Periodically reviews and makes recommendations to the Board, as appropriate, with respect to certain of the Company’s human capital management strategies and policies, including with respect to matters such as management succession planning, workplace environment and culture, and talent recruitment, development and retention.
●
Authorized to delegate authority to subcommittees of directors or designated executive officers for any matter that does not affect the compensation of executive officers.
●
Has sole authority to retain the advice and assistance of, and to terminate the engagement of, compensation consultants and legal, accounting or other advisors.
o
Its current independent compensation consultant, Semler Brossy Consulting Group, LLC (“Semler Brossy”), has served the Committee since 2011.
o
Semler Brossy does not provide any other services to management of the Company.
o
Semler Brossy assists the Compensation Committee in the review and design of the Company’s executive compensation program.
●
The charter of the Compensation Committee requires that each member meet the independence requirements of the NYSE and the rules and regulations of the SEC.

Compensation and Human Capital Committee Interlocks and Insider Participation

No member of the Compensation Committee during 2025 was an officer, employee or former officer of us or any of our subsidiaries or had any relationship requiring disclosure in this Proxy Statement pursuant to SEC regulations. In 2025, none of our executive officers served as a member of a compensation committee or a director of another entity under the circumstances requiring disclosure in this Proxy Statement pursuant to SEC regulations.

18 2026 Proxy Statement	SIMON PROPERTY GROUP

Corporate Governance

Governance and Nominating Committee

BOARD OF DIRECTORS

AUDIT COMMITTEE	COMPENSATION AND HUMAN CAPITAL COMMITTEE	GOVERNANCE AND NOMINATING COMMITTEE

Glyn F. Aeppel (Chair)	MEMBERS Larry C. Glasscock Gary M. Rodkin Peggy Fang Roe	COMMITTEE CHARTER The G&N Committee charter is available on our website at: investors.simon.com/corporate-governance/committee-composition.
	6 MEETINGS HELD IN 2025	All members are Independent

FUNCTION, AUTHORITY AND PRIMARY RESPONSIBILITIES
●
Nominates persons to serve as directors in accordance with our Governance Principles and prescribes appropriate qualifications for Board members based upon the composition of the then-current Board and any other skills, experience or characteristics of prospective Board members needed or desired.
●
Considers and assesses director nominees recommended by shareholders.
●
Develops and recommends to the Board the Governance Principles applicable to the Company and the Board, and reviews and reassesses the adequacies of such guidelines or principles annually.
●
Leads the Board in its annual evaluation of the Board’s performance.
●
Oversees the assessment of the independence of each director and reviews whether service by an independent director on other boards could impair independence or effectiveness of such director.
●
Reviews compliance with stock ownership guidelines and makes recommendations regarding compensation for non-employee directors.
●
Responsible for screening director candidates but may solicit advice from our CEO and other members of the Board.
●
Authority to retain legal, accounting or other advisors, and has sole authority to approve the fees and other terms and conditions associated with retaining any such external advisors.
●
Assists and generally advises the Board on sustainability matters, including overseeing the Company’s sustainability strategy and related goals and policies, and periodically reviewing with management the Company’s progress towards the achievement of such strategy and goals.
●
The charter of the G&N Committee requires that each member meet the independence requirements of the NYSE and any other legal and regulatory requirements.

SIMON PROPERTY GROUP	2026 Proxy Statement 19

Corporate Governance

Director Compensation

The Board believes that competitive compensation arrangements are necessary to attract and retain qualified independent directors. Based on the recommendation of the G&N Committee, effective as of the September 2025 quarterly payment, the Board approved an increase (from $175,000 to $210,000) in the annual equity retainer paid to the independent members of the Board. This was the first adjustment to director pay since 2018 and was made to position the Company's annual equity retainer competitively relative to its peer group. The Board also approved an increase in the annual additional retainers paid to the G&N Committee members (from $10,000 to $15,000) and its Chair (from $25,000 to $35,000) to align with the other committees’ compensation and to reflect the recent increase in the broader market.

Compensation applicable to service on the Board by our non-employee directors (after giving effect to the increase described above) is listed below.

ANNUAL RETAINERS FOR ALL NON-EMPLOYEE DIRECTORS
● Annual Cash Retainer: $110,000, paid quarterly. ● Restricted Stock Awards: Valued on the grant date at $210,000. o Vests on the first anniversary of the grant date

Committee chairpersons, committee members and our Non-Executive Chairman or Lead Independent Director, as applicable, are entitled to the following additional retainers, in each case paid 50% in cash and 50% in unvested restricted stock:

ADDITIONAL COMPENSATION FOR COMMITTEE SERVICE
		COMMITTEES
		Audit	Compensation and Human Capital	Governance and Nominating
Non-Executive Chairman / Lead Independent Director	$50,000
Committee Chair		$35,000	$35,000	$35,000
Committee Member		$15,000	$15,000	$15,000

Our 2019 Stock Incentive Plan (the “2019 Plan”) provides that the aggregate grant date fair market value of equity awards that may be granted during any fiscal year to a non-employee director shall not exceed $750,000.

Director Stock Ownership Guidelines

We have a stringent stock retention policy that further aligns our directors’ financial interests with those of our shareholders. The Company believes that it is advisable for its independent directors to retain a fixed dollar amount of Company common stock as opposed to a fixed number of common shares. The stock ownership guidelines for each of the Company’s independent directors require that each independent director own $850,000 worth of common stock of the Company (or the equivalent amount of limited partnership units of the Operating Partnership) by no later than six years after the date he or she is elected to the Board. Stock options and unvested shares of restricted stock do not count toward this requirement. The ownership guidelines also require independent directors to hold shares acquired upon the vesting of restricted stock awards received as compensation for their service on the Board and its committees, together with all dividends paid on such awards which are required to be utilized to purchase additional shares of the Company’s common stock, in the director account of the Company’s deferred compensation plan until the director retires, dies or becomes disabled, or otherwise no longer serves as a director. The Company’s deferred

20 2026 Proxy Statement	SIMON PROPERTY GROUP

Corporate Governance

compensation plan is described in “Other Elements of Compensation & Policies” on page 64 in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Any director who is prohibited by law or by applicable regulation of his or her employer from having an ownership interest in our securities will be exempt from this requirement until the restriction is lifted, at which time he or she will have the following six-year period to comply with the ownership guidelines. The Board may grant exceptions on a case-by-case basis.

As of March 16, 2026, all independent directors of the Board have met or, within the applicable period, are expected to meet, these stock ownership guidelines.

Additionally, directors are subject to limitations on trading our securities, including prohibitions on hedging our securities, under our Insider Trading Policy.

2025 Independent Director Compensation

The following table sets forth information regarding the compensation we paid to our independent directors for 2025:

	FEES EARNED OR
NAME(1)	PAID IN CASH(2)	STOCK AWARDS(3)	TOTAL
Glyn F. Aeppel	$124,511	$192,127	$316,638
Larry C. Glasscock	$148,505	$217,754	$366,259
Allan Hubbard(4)	$45,096	$—	$45,096
Nina P. Jones	$117,500	$187,130	$304,630
Reuben S. Leibowitz	$135,000	$205,021	$340,021
Randall J. Lewis	$117,500	$187,130	$304,630
Gary M. Rodkin	$116,005	$184,551	$300,556
Peggy Fang Roe	$116,005	$184,551	$300,556
Stefan M. Selig	$125,000	$194,705	$319,705
Daniel C. Smith, Ph.D.	$117,500	$187,130	$304,630
Marta R. Stewart	$127,500	$197,284	$324,784
1.	As of December 31, 2025, the independent directors owned shares of restricted stock subject to vesting requirements in the following amounts: Glyn F. Aeppel—1,192; Larry C. Glasscock—1,351; Nina P. Jones—1,161; Reuben S. Leibowitz—1,272; Randall J. Lewis—1,161; Gary M. Rodkin—1,145; Peggy Fang Roe—1,145; Stefan M. Selig—1,208; Daniel C. Smith, Ph.D.—1,161; and Marta R. Stewart—1,224.

Mr. David Simon, Mr. Richard S. Sokolov and Mr. Eli Simon, who were also directors during 2025, are not included in this table because they were not independent directors in 2025 and did not receive any compensation for their service as directors. Mr. Herbert Simon retired from the Board of Directors effective February 4, 2025. Mr. Sokolov received $1,250,000 from the Company in 2025 for his services to the Company unrelated to his position as a non-independent, Class B director.

The compensation paid to Mr. David Simon and Mr. Eli Simon as executive officers of the Company is shown in the Summary Compensation Table on page 67 of this Proxy Statement.

Mr. Cicco, an independent director, is not listed here because he joined the Board of Directors on February 5, 2026.

2.	In 2025, Mr. Hubbard elected to defer his cash compensation.
3.	Represents the ASC 718 grant date fair value of the restricted stock awarded to the directors, determined based on the closing price of our common stock as reported by the NYSE on the date of grant. Restricted stock granted to directors must be held in the director deferred compensation account, and dividends on the restricted shares must be reinvested in additional shares of common stock which also must be held in the director deferred compensation account.
4.	Mr. Hubbard retired from the Board of Directors, effective May 14, 2025.

SIMON PROPERTY GROUP	2026 Proxy Statement 21

Proposal 1: Election of Directors

Based on the recommendation of the G&N Committee, the Board has nominated the following eleven (11) persons listed as “Nominees for Director to be Elected by Holders of Voting Shares.”

●	All of the nominees are current directors.
●	We expect each nominee for election as a director named in this Proxy Statement will be able to serve if elected.
●	If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees.
●	The names, principal occupations and certain other information about the nominees for director, as well as key experiences, qualifications, attributes and skills that led the G&N Committee to conclude that such person is currently qualified to serve as a director, are set forth on the following pages.

The Board Unanimously Recommends that Shareholders Vote “FOR” the following independent director Nominees:

PHIPPS PLAZA
A SIMON CENTER
SAINT LAURENT
TOM FORD
TIFFANY & CO.
VERSACE
Cartier
FENDI
STOP
BOSS

22 2026 Proxy Statement	SIMON PROPERTY GROUP

Proposal 1: Election of Directors

Overview of Director Nominees

				COMMITTEES
Name and primary occupation	Age	Director Since	Ind	Audit	Compensation and Human Capital	Governance and Nominating	Other public board(s)
GLYN F. AEPPEL President and CEO of Glencove Capital	67	2016					AvalonBay Communities, Inc. Maui Land & Pineapple Company, Inc.
MARTIN J. CICCO Former Head of Real Estate Advisory at Evercore and Global Head of Real Estate Investment Banking at Merrill Lynch	70	2026	
LARRY C. GLASSCOCK Former Chairman of Anthem, Inc.	77	2010					Sysco Corporation
NINA P. JONES Retired Vice President and Portfolio Manager of T. Rowe Price	46	2024					Equity Residential Pebblebrook Hotel Trust
REUBEN S. LEIBOWITZ Managing Member of JEN Partners	78	2005	
RANDALL J. LEWIS Managing Partner for Cleveland Avenue, LLC	63	2023					Guardian Pharmacy Services
GARY M. RODKIN Retired CEO of ConAgra Foods, Inc.	73	2015					McCormick & Company Incorporated
PEGGY FANG ROE Executive Vice President and Chief Customer Officer of Marriott International	54	2021	
STEFAN M. SELIG Founder of BridgePark Advisors LLC	63	2017					Safehold Inc.
DANIEL C. SMITH, PH.D. Clare W. Barker Professor of Marketing, Kelley School of Business, Indiana University	68	2009	
MARTA R. STEWART Retired Executive Vice President and CFO of Norfolk Southern Corporation	68	2018					Sherwin Williams Company

IND = Independent  = Non-Executive Chairman  = Committee Chair • = Member

SIMON PROPERTY GROUP	2026 Proxy Statement 23

Proposal 1: Election of Directors

Nominees for Director to Be Elected by Holders of Voting Shares

CAREER HIGHLIGHTS

●
Currently President and CEO of Glencove Capital, a lifestyle hospitality investment and advisory company that she founded in 2010.
●
Previously served as Chief Investment Officer of Andre Balazs Properties (October 2008 to May 2010).
●
Previously served as Executive Vice President of Acquisitions and Development for Loews Hotels and was a member of its executive committee (April 2006 to October 2008).
●
Previously served as Principal of Aeppel and Associates (April 2004 to April 2006).
●
Previously held executive positions with Le Meridien Hotels, Interstate Hotels & Resorts, Inc., FFC Hospitality, LLC, Holiday Inn Worldwide and Marriott Corporation (prior to April 2004).
●
Currently serves on board of directors of Maui Land & Pineapple Company, Inc., and also AvalonBay Communities, Inc., where she serves on the Investment and Finance Committee and Nominating, Governance and Corporate Responsibility Committee. She also serves on the boards of Exclusive Resorts, LLC, Gilbane Inc., and Concord Hospitality Enterprises.
●
Previously served on the boards of Key Hospitality Acquisition Corporation, Loews Hotels Corporation and Sunrise Senior Living, Inc.

Glyn F. Aeppel Independent Director Since: 2016 Age: 67
COMMITTEES
Governance and Nominating (Chair)
DIRECTOR QUALIFICATIONS

Ms. Aeppel has more than 30 years of experience in property acquisitions, development and financing. Ms. Aeppel has experience in both public and private companies focusing on the acquisition, operation and branding of hotel properties, including serving as Chief Investment Officer at Andre Balazs Properties and Executive Vice President, Acquisitions and Development, of Loews Hotel Corporation.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
● AvalonBay Communities, Inc. ● Maui Land & Pineapple Company, Inc.
EDUCATION
● Principia College, B.A. ● Harvard Business School, M.B.A.

24 2026 Proxy Statement	SIMON PROPERTY GROUP

Proposal 1: Election of Directors

CAREER HIGHLIGHTS

●
Served as Senior Managing Director and Head of Real Estate Advisory at Evercore Partners, until he stepped down in March of 2025. He joined the firm in April 2010, when Evercore acquired MJC Associates, a commercial real estate advisory boutique which Mr. Cicco founded in 2007.
●
Spent 29 years at Merrill Lynch & Co., ultimately serving as Vice Chairman of Global Commercial Real Estate and Global Head of Real Estate, Gaming and Lodging Investment Banking.
●
Currently Senior Advisor to Lightstone Group, a real estate investment and development company.

Martin J. Cicco Independent Director Since: 2026 Age: 70
DIRECTOR QUALIFICATIONS

Mr. Cicco has been involved in a broad range of transactions throughout the real estate, gaming and hospitality sectors, including numerous IPOs, an extensive list of significant equity and debt capital markets transactions, and a broad range of both sell-side and buy-side M&A assignments in the U.S. and internationally over the course of his 45-year career.

COMMITTEES
None
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
● None
EDUCATION
● Columbia University, B.A.

SIMON PROPERTY GROUP	2026 Proxy Statement 25

Proposal 1: Election of Directors

CAREER HIGHLIGHTS

●
Served as Lead Independent Director of the Company from 2014 until that position was discontinued and he was appointed as Non-Executive Chairman, effective March 23, 2026.
●
Former Chairman of Anthem, Inc., a healthcare insurance company, now known as Elevance Health, Inc. (November 2005 to March 2010).
●
President and CEO of WellPoint, Inc. (2004 to 2007).
●
Previously served as Chairman, President and CEO of Anthem, Inc. from 2003 to 2004 and served as President and CEO of Anthem, Inc. from 2001 to 2003.
●
Previously served as a director of Anthem, Inc., as a director for Sprint Nextel Corporation until 2013, and as a director and non-executive chairman of Zimmer Biomet Holdings, Inc. until 2021.
●
Currently is the Lead Independent Director of Sysco Corporation and a member of its Compensation and Leadership Development Committee, Corporate Governance and Nominating Committee, and Executive Committee.
●
Served as the CEO of the nation's leading health benefits company for many years. He has experience in leading a large public company, setting and implementing strategic plans, developing and implementing turnaround and growth strategies, and developing talent and participating in successful leadership transitions.

Larry C. Glasscock Independent Non-Executive Chairman Director Since: 2010 Age: 77
COMMITTEES
Audit Governance and Nominating
DIRECTOR QUALIFICATIONS

Mr. Glasscock also has experience leading acquisitions of companies. In addition, he worked in financial services for over 20 years and can identify meaningful metrics to assess a company’s performance. He also serves, and has served for over 15 years, as a director of other public companies. The Board has determined that Mr. Glasscock is an “audit committee financial expert.”

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
● Sysco Corporation
FORMER PUBLIC COMPANY DIRECTORSHIPS WITHIN THE LAST FIVE YEARS
● Zimmer Biomet Holdings, Inc.
EDUCATION
● Cleveland State University, B.B.A.

26 2026 Proxy Statement	SIMON PROPERTY GROUP

Proposal 1: Election of Directors

CAREER HIGHLIGHTS

●
Over 15 years of real estate investing experience at T. Rowe Price, a global investment manager with over $1 trillion in assets under management.
●
Currently serves on the Audit Committee and as Chair of the Corporate Governance Committee for Equity Residential.
●
Most recently served as Vice President, Portfolio Manager, of the T. Rowe Price U.S. Real Estate Equity Strategy until her retirement in December 2023.
●
Previously served as portfolio manager of the U.S. Real Estate Equity Strategy (2019 to 2023).
●
Previously served as portfolio manager of the Global Real Estate Equity Strategy (2015 to 2021).
●
Previously served as global team leader for real estate at T. Rowe Price influencing over $50 billion of assets under management across the platform including as an advisory committee member of the Mid-Cap Value, Institutional Large-Cap Value, Global Growth, Global Stock, and Financial Services strategies.
●
Previously served as a Senior Associate in Audit and Risk Advisory for KPMG, earning the CPA designation.

Nina P. Jones Independent Director Since: 2024 Age: 46
COMMITTEES
Audit
DIRECTOR QUALIFICATIONS

Ms. Jones currently is a Trustee of Equity Residential, where she is a member of the Audit Committee and the Chair of the Corporate Governance Committee. She is also a Trustee of Pebblebrook Hotel Trust, where she is a member of the Audit Committee and the Compensation Committee.

Ms. Jones is a certified public accountant and has significant experience reviewing financial statements during her tenure with KPMG. She also has extensive experience analyzing and investing in real estate companies. The Board has determined that Ms. Jones is an "audit committee financial expert."

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
● Equity Residential ● Pebblebrook Hotel Trust
EDUCATION
● University of Maryland, B.S. ● Columbia University, M.B.A.

SIMON PROPERTY GROUP	2026 Proxy Statement 27

Proposal 1: Election of Directors

Reuben S. Leibowitz Independent Director Since: 2005 Age: 78	CAREER HIGHLIGHTS

●
Currently Managing Member of JEN Partners, a private equity firm (Since 2005).
●
Previously served as Managing Director of Warburg Pincus (1984 to 2005).
●
Previously served as Director of Chelsea Property Group, Inc. (1993 to 2004).
●
Led a major private equity firm's real estate activities for many years and in that role was also responsible for implementing long-term corporate strategies.
●
Practiced 15 years as a CPA, including a number of years specializing in tax issues, and is an attorney. He has an in-depth understanding of our Premium Outlets® platform, having served as a director of Chelsea Property Group, the publicly-held company we acquired in 2004.

DIRECTOR QUALIFICATIONS
COMMITTEES

Mr. Leibowitz practiced 15 years as a CPA, including a number of years specializing in tax issues, and is an attorney. He has an in-depth understanding of our Premium Outlets® platform, having served as a director of Chelsea Property Group, the publicly-held company we acquired in 2004. The Board has determined that Mr. Leibowitz is an “audit committee financial expert.”

Audit Compensation and Human Capital (Chair)
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
● None
EDUCATION
● Brooklyn College, B.S. ● New York University, M.B.A., L.L.M. ● Brooklyn Law School, J.D.

28 2026 Proxy Statement	SIMON PROPERTY GROUP

Proposal 1: Election of Directors

CAREER HIGHLIGHTS

●
Mr. Lewis joined Cleveland Avenue in 2020 and is responsible for leading transaction sourcing, due diligence, financial evaluation and portfolio management of the firm's portfolio investments.
●
Currently the Managing Partner for Cleveland Avenue, LLC, a venture capital investment firm that invests in agrifood and beverage, related technologies, and lifestyle related technology investments. He is also a Certified Public Accountant.
●
Previously served his alma mater, Purdue University, as Executive Director for the Krannert Professional Development Center from 2013 to 2020.
●
Currently serves on the board of directors for Guardian Pharmacy Services, where he is Chair of the Audit Committee and a member of the Compensation Committee.
●
Over 35 years of finance, risk management, and operations experience. This includes his years with GE, Wells Fargo and Elevance Health, Inc. (formerly Anthem). While working for these Fortune 500 companies, he held various senior executive roles, including Executive Vice President and Chief Compliance Officer, Executive Vice President and Chief Auditor, Managing Director of Corporate Development, and CEO for a start-up logistics firm which was sold.

Randall J. Lewis Independent Director Since: 2023 Age: 63
COMMITTEES
Audit
DIRECTOR QUALIFICATIONS

Mr. Lewis’s experience has provided extensive exposure and a high level of familiarity with applicable regulations regarding preparation and review of financial statements. The Board has determined that Mr. Lewis is an “audit committee financial expert.”

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
● Guardian Pharmacy Services
EDUCATION
● Purdue University, B.S., M.B.A.

SIMON PROPERTY GROUP	2026 Proxy Statement 29

Proposal 1: Election of Directors

CAREER HIGHLIGHTS

●
Currently a member of the board of directors of Rutgers University and the Chairman of Feeding America, a national network of food banks.
●
Previously served as CEO and member of the board of ConAgra Foods, Inc. (2005 to May 2015).
●
Previously served as Chairman and CEO of PepsiCo Beverages and Foods North America (February 2003 to June 2005).
●
Joined PepsiCo in 1998, after it acquired Tropicana, where Mr. Rodkin had served as President since 1995. From 1979 to 1995, Mr. Rodkin held marketing and general management positions of increasing responsibility at General Mills, with his last three years at the company as President, Yoplait Colombo.
●
Currently serves on the board of directors of McCormick & Company, Incorporated, where he is a member of the Compensation and Human Capital Committee.
●
He served as a director of ConAgra Foods, Inc. from 2005 to 2015 and Avon Products, Inc. from 2008 to 2016.

Gary M. Rodkin Independent Director Since: 2015 Age: 73

COMMITTEES
Governance and Nominating	DIRECTOR QUALIFICATIONS

Mr. Rodkin has extensive experience in the leadership and management of a large, packaged food company and expertise in branding and marketing of food and food service operations globally as the former CEO of ConAgra Foods, Inc.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
● McCormick & Company Incorporated
EDUCATION
● Rutgers University, B.S. ● Harvard Business School, M.B.A.

30 2026 Proxy Statement	SIMON PROPERTY GROUP

Proposal 1: Election of Directors

CAREER HIGHLIGHTS

●
Since 2023, serves as Executive Vice President and Chief Customer Officer for Marriott International.
●
Responsible for Marriott’s Global Customer Group overseeing the management of Marriott’s Portfolio of 30+ Brands and Experiences, Customer Experience Design and Innovation, Global Marketing, Data and Martech, The Marriott Bonvoy Loyalty Program, Partnerships, New Businesses, and the Worldwide Customer Engagement Centers.
●
Joined Marriott International in 2003 and has served in several positions before being named Executive Vice President and Chief Customer Officer, including Global Officer, Customer Experience, Loyalty & New Ventures, Chief Sales and Marketing Officer Asia Pacific, Global Operations, Global Brand Marketing and Brand Management.
●
Currently the Executive Sponsor of the Women’s Associate Resource Group at Marriott International and served as a board member of the Hong Kong chapter of the Asian University of Women in Bangladesh.
●
Currently serves as the Board Chair for the Marriott – Alibaba joint venture and serves on the Board of Directors of the Association of National Advertisers.

Peggy Fang Roe Independent Director Since: 2021 Age: 54

COMMITTEES
Governance and Nominating
DIRECTOR QUALIFICATIONS

Ms. Roe has more than 20 years of experience in the hotel industry and serves as EVP and Chief Customer Officer for the largest global hospitality company in the world. In that role, Ms. Roe gained experience in globalization, leadership, and management.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
● None
EDUCATION
● University of Michigan, B.A. ● Harvard Business School, M.B.A.

SIMON PROPERTY GROUP	2026 Proxy Statement 31

Proposal 1: Election of Directors

CAREER HIGHLIGHTS

●
Founder of BridgePark Advisors LLC, a strategic advisory firm. Prior to that Mr. Selig served as the Undersecretary of Commerce for International Trade for the U.S. Department of Commerce from 2014 to 2016.
●
Prior to joining Bank of America in May 1999, Mr. Selig held various senior investment banking positions, including Co-Head of Mergers & Acquisitions for UBS Securities.
●
Began his investment banking career in the Mergers & Acquisitions Group at The First Boston Corporation in 1984, and subsequently was an original member of Wasserstein Perella & Co.
●
Currently serves on the board of directors of Safehold Inc. where he is the Lead Independent Director and serves on each of the audit, investment and compensation committees.
●
In the past five years, Mr. Selig served as Chairman of the Board of Venator Materials PLC; served as Chairman of the Board of directors of Rotor Acquisition Corp.; and served on the board of directors of 5E Advanced Materials, Inc., and Entercom Communications Corp., now known as Audacy, Inc.

Stefan M. Selig Independent Director Since: 2017 Age: 63

COMMITTEES
Audit Compensation and Human Capital
DIRECTOR QUALIFICATIONS

Mr. Selig is a highly accomplished banker and senior executive who has served in prominent leadership roles in both the private and public sectors. Mr. Selig also has extensive government and economic policy experience, having served as the Undersecretary of Commerce for International Trade for the U.S. Department of Commerce.

The Board has determined that Mr. Selig is an “audit committee financial expert.”

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
● Safehold Inc.
FORMER PUBLIC COMPANY DIRECTORSHIPS WITHIN THE LAST FIVE YEARS
● Venator Materials PLC ● Rotor Acquisition Corp. ● Entercom Communications Corp. ● 5E Advanced Materials, Inc.
EDUCATION
● Wesleyan, B.A. ● London School of Economics ● Harvard Business School, M.B.A.

32 2026 Proxy Statement	SIMON PROPERTY GROUP

Proposal 1: Election of Directors

Daniel C. Smith, Ph.D. Independent Director Since: 2009 Age: 68	CAREER HIGHLIGHTS

●
Previously served as The Clare W. Barker Professor of Marketing at the Kelley School of Business at Indiana University (the "Kelley School").
●
Previously served as President and CEO of the Indiana University Foundation from 2012 to 2020 and as Dean of the Kelley School from 2005 to 2012.
●
Joined the faculty of the Kelley School in 1996.
●
Previously served as Chair of the Marketing Department, Chair of the MBA Program, and Associate Dean of Faculty and Research.

DIRECTOR QUALIFICATIONS

Dr. Smith has spent over 30 years teaching, conducting research, and consulting in the areas of marketing strategy, brand management, financial management, compensation, human resource development and corporate governance. He served as Dean of one of the country’s top rated and largest business schools and as the President and CEO of one of the nation’s largest university foundations with over $3.0 billion of assets. Both as Dean and Foundation CEO, he was responsible for financial oversight and long-term financial planning, hiring and retention policies, compensation policies, public relations and overall long-term strategy.

COMMITTEES
Compensation and Human Capital

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
● None
EDUCATION
● The University of Toledo, B.S., M.B.A. ● University of Pittsburgh, Katz School of Business, Ph.D.

SIMON PROPERTY GROUP	2026 Proxy Statement 33

Proposal 1: Election of Directors

Marta R. Stewart Independent Director Since: 2018 Age: 68	CAREER HIGHLIGHTS

●
Previously served as Executive Vice President and CFO of Norfolk Southern Corporation (2013 to 2017).
●
Began her career in 1979 at Peat Marwick (a predecessor to KPMG).
●
Joined Norfolk Southern Corporation in 1983 and served in several finance positions before becoming Vice President & Controller in 2003 and then Vice President & Treasurer in 2009.
●
Currently serves on the board of directors for Sherwin-Williams Company, where she serves as the Chair of the Audit Committee and is a member of the Nominating and Corporate Governance Committee.
●
Previously served on the board of directors of The Raytheon Company, where she was a member of the Audit Committee and of the Public Policy and Corporate Responsibility Committee from 2018 to 2020.

DIRECTOR QUALIFICATIONS

Mrs. Stewart has more than 35 years of experience in finance and served as CFO for one of the largest railway companies in the world. In that role, Mrs. Stewart gained extensive experience in leadership and management as well as expertise in accounting systems and controls of a Fortune 500 company traded on the NYSE.

The Board has determined that Mrs. Stewart is an “audit committee financial expert.”

COMMITTEES
Audit (Chair)
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
● Sherwin Williams Company
EDUCATION
● The College of William & Mary, B.B.A.

34 2026 Proxy Statement	SIMON PROPERTY GROUP

Proposal 1: Election of Directors

Nominees for Director to Be Elected by the Voting Trustee Who Votes the Class B Common Stock

Class B Common Stock Voting

The voting trustee who votes our Class B common stock, and who has the right to elect up to four directors, has nominated the two persons listed below as “Nominees for Director to be Elected by the Voting Trustee Who Votes the Class B Common Stock.” Each of the nominees are currently Class B directors. The trustee of the voting trust to which all 8,000 outstanding shares of the Class B common stock are subject (the “Class B Voting Trust”) has agreed to elect Eli Simon and Richard S. Sokolov to the Board.

Prior to his passing, David Simon was also one of the Company’s Class B directors, elected pursuant to the terms of our Charter. Any Class B director vacancy may only be filled by the vote of the voting trustee on behalf of the Class B Voting Trust, and as of the date of this Proxy Statement, the voting trustee has not exercised its right to fill such vacancy.

BACKGROUND	ONE-SHARE/ONE-VOTE ECONOMICS

Class B common stock has existed since the Company’s initial public offering (“IPO”), is common among REITs and has allowed property owners to contribute their properties to the Operating Partnership in exchange for limited partnership interests in the Operating Partnership (“OP Units”), on a tax deferred basis.

Class B has the same economic rights as common stock on an as-converted basis. It carries one vote per share and does not confer “super-voting” or special control rights. It exists to provide limited, minority Board representation for contributors whose OP Units do not carry a direct vote.

NARROW, TERM LIMITED RIGHT	BOTTOM LINE

The Charter provides that holders of Class B may elect up to four non-controlling directors, with automatic step-downs and conversion triggers tied to the Simon Family Group’s ownership levels. These built-in sunsets in the Charter ensure the structure adapts as ownership changes and no action of the Board is necessary or permitted to make any change to the structure.

Class B is a practical, time-tested tool that has supported three decades of growth and value creation without disadvantaging common shareholders. Some advisory frameworks classify any separate class with a class-vote as “dual-class,” yet our Class B differs materially from the structures those policies are designed to address. There is no multi-vote stock, no special economic preference, and no control lock-in.

Class B Is
●
A class with identical dividend and liquidation rights to common stock on an as-converted basis; one vote per share; a limited right to elect up to four directors; and clear sunset provisions
●
Subject to robust safeguards. A majority-independent Board; fully independent Audit, Compensation, and Governance & Nominating committees; and a charter requirement that any transaction involving the Simon Family Group be approved by a majority of independent directors.

Class B Is Not
●
A “super-vote” or control class. Class B directors are a minority of the Board and do not approve or disapprove material corporate decisions.
●
Permanent. If the Simon Family Group’s aggregate ownership falls below defined thresholds, Class B’s election rights reduce and ultimately all Class B shares automatically convert one-for-one into common stock.

SIMON PROPERTY GROUP	2026 Proxy Statement 35

Proposal 1: Election of Directors

The Reality of Class B Characteristics

Automatic sunsets. Class B’s rights diminish and then terminate as family ownership declines, culminating in automatic one-for-one conversion to common stock below a defined ownership threshold, without Board action.

Minority, not control. Class B can elect only a non-controlling minority of directors, with no special consent rights. Historically, the voting trustees have elected fewer than the maximum allowed. Independent directors constitute a Board majority, and all key committees are entirely independent.

Shareholder interests front and center. Because Class B shares have identical economic rights on an as-converted basis and cannot dictate corporate outcomes, the structure aligns—not opposes—shareholder value creation.

Same economics, same dividends. Class B receives dividends and other distributions on terms equivalent to the number of common shares into which it is convertible, aligning incentives across all shareholders.

One-share/one-vote principle maintained. Unlike typical dual-class structures, Class B does not multiply voting power. Common and Class B generally vote together as a single class, one vote per share, preserving proportional voice for all shareholders. Contrary to what certain proxy advisory services have falsely asserted, Class B does not confer the right to elect the Chairman of the Board, CEO or Vice Chairman, which are elected by a majority of the Board. The Council of Institutional Investors does not include Simon Property Group in its most recent list of Dual-Class Companies.

Proof of Value: What Class B Has Enabled Since Inception

A powerful catalyst for growth. Class B helped establish and maintain the trust and alignment necessary for property owners to accept OP Units in tax-deferred exchanges, fueling strategic expansion through our Operating Partnership.

Transaction currency that built today’s Company. OP Units, supported by the confidence provided through limited Class B representation, have served as essential currency for landmark transactions that shaped Simon’s leadership position, including DeBartolo Realty (1996), Chelsea Property Group (2004), The Mills Corporation (2007), Prime Outlets (2010), and Taubman Centers (2020).

Value Creation. These transactions expanded our platform and diversified cash flows—key drivers of long-term value for all shareholders. As of December 31, 2025, the Company owned an approximate 85.4% ownership interest in the Operating Partnership, and OP Unit holders owning 14.6%, representing approximately $10.3 billion of value based on the Company’s share price as of such date.

Enduring alignment through cycles. For more than three decades, the Class B framework has fostered continuity of stewardship and disciplined capital allocation while preserving independent oversight and shareholder protections.

36 2026 Proxy Statement	SIMON PROPERTY GROUP

Proposal 1: Election of Directors

CAREER HIGHLIGHTS

●
Appointed CEO and President of the Company, effective March 23, 2026.
●
Joined Simon in 2019 as Senior Vice President of Corporate Investments and was promoted to Chief Investment Officer in 2024 prior to being promoted to Executive Vice President and COO in 2025.
●
Mr. Eli Simon, working closely with the Board of Directors and the executive management team, leads the Company's strategic direction and management, overseeing portfolio performance, development projects, acquisitions, capital allocation and brand strategy. He represents the Company to key stakeholders, including investors, analysts and media, and fosters a culture of operational excellence and disciplined execution.
●
Prior to joining the Company, Mr. Eli Simon was Principal and Head of North American Lodging at Och-Ziff Capital Management and Och-Ziff Real Estate (collectively now Sculptor Capital Management), where he oversaw all lodging-related investments, including asset and portfolio acquisitions, operating company investments, and lending opportunities.

Eli Simon CEO, President and COO Director Since: 2024 Age: 38

DIRECTOR QUALIFICATIONS

Mr. Simon served as director and CEO of Simon Property Group Acquisition Holdings, Inc., and as director of Taubman Realty Group; and currently serves on the boards of Catalyst Brands, Rue Gilt Groupe and Jamestown L.P. He is integrally involved with the Company’s investment and growth strategy and execution. He has been actively involved in the Company’s most recent, successful investments.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
● None
FORMER PUBLIC COMPANY DIRECTORSHIPS WITHIN THE LAST FIVE YEARS
● Simon Property Group Acquisition Holdings, Inc.
EDUCATION
● University of Pennsylvania, Wharton School, B.S., M.B.A.

SIMON PROPERTY GROUP	2026 Proxy Statement 37

Proposal 1: Election of Directors

CAREER HIGHLIGHTS

●
Served as Vice Chairman of the Company since February 2019, a director of the Company or its predecessor since 1996 and President and COO of the Company or its predecessor from 1996 to February 2019. He also served as President and CEO of DeBartolo Realty Corporation from its incorporation in 1994 until it merged with our predecessors in 1996.
●
Mr. Sokolov joined its predecessor, The Edward J. DeBartolo Corporation, in 1982 as Vice President and General Counsel and was named Senior Vice President, Development and General Counsel in 1986.

Richard S. Sokolov Vice Chairman Director Since: 1996 Age: 76

DIRECTOR QUALIFICATIONS

Mr. Sokolov is a past Chairman of the International Council of Shopping Centers (“ICSC”) and previously served as a trustee and a member of the ICSC Nominating Committee. Mr. Sokolov previously served as a director of Washington Prime Group. Mr. Sokolov has been a member of The Pennsylvania State University Board of Trustees since 2022 and Vice Chairman of that Board since November 2024.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
● None
EDUCATION
● The Pennsylvania State University, B.A. ● Georgetown University Law Center, J.D.

38 2026 Proxy Statement	SIMON PROPERTY GROUP

Proposal 1: Election of Directors

Ownership of Equity Securities of the Company

Directors and Executive Officers

As of March 16, 2026, the existing directors and executive officers identified below:

●	Owned beneficially the indicated number and percentage of common shares and Class B common stock, treated as a single class; and
●	Owned beneficially the indicated number and percentage of units which are exchangeable for common shares on a one-for-one basis or cash, as determined by the Company. The number of units includes earned and fully vested performance-based LTIP units which are convertible at the option of the holder into units on a one-for-one basis.

Unless otherwise indicated in the footnotes to the table, shares or units are owned directly and the indicated person has sole voting and investment power.

	SHARES AND UNITS		UNITS BENEFICIALLY
	BENEFICIALLY OWNED		OWNED
NAME	NUMBER(1)(2)(3)	PERCENT(4)	NUMBER	PERCENT(5)
David Simon(6)	29,159,801	8.29%	26,941,191	7.07%
Glyn F. Aeppel	19,481	*	—	—
Martin J. Cicco	299	*	—	—
Larry C. Glasscock	43,899	*	—	—
Nina P. Jones	3,031	*	—	—
Reuben S. Leibowitz(7)	56,139	*	—	—
Randall J. Lewis	5,827	*	—	—
Gary M. Rodkin	19,455	*	—	—
Peggy Fang Roe	6,804	*	—	—
Stefan M. Selig	32,277	*	—	—
Eli Simon(8)	29,159,801	8.29%	26,941,191	7.07%
Daniel C. Smith, Ph.D.	32,680	*	—	—
Richard S. Sokolov	772,838	*	493,984	*
Marta R. Stewart	16,500	*	—	—
Steven E. Fivel(9)	159,202	*	116,785	*
Brian J. McDade	89,730	*	42,169	*
John Rulli	275,317	*	234,670	*

All Directors and executive officers as a group (21 people)(10)	30,779,325	8.73%	27,845,256	7.31%

*	Less than one percent
1.	Includes the following common shares that may be issued upon exchange of units (including vested LTIP units) held by the following persons on March 16, 2026: David Simon, Eli Simon and other members of the MSA Group (as described in footnote 4 of the “Principal Shareholders” table on page 41)—26,941,191; Richard S. Sokolov—493,984; John Rulli—234,670; Steven E. Fivel—116,785; Brian J. McDade—42,169; and all directors and executive officers as a group—27,845,256. Units are exchangeable either for common shares on a one-for-one basis or for cash as determined by the Company.
2.	Includes the following restricted shares which are subject to vesting requirements: Glyn F. Aeppel—1,192; Martin J. Cicco—299; Larry C. Glasscock—1,351; Nina P. Jones—1,161; Reuben S. Leibowitz—1,272; Randall J. Lewis—1,161; Gary M. Rodkin—1,145; Peggy Fang Roe—1,145; Stefan M. Selig—1,208; Eli Simon—38,348; Daniel C. Smith, Ph.D.—1,161; Richard S. Sokolov—15,788;
Marta R. Stewart—1,224; Steven E. Fivel—3,747; Brian J. McDade—3,747; John Rulli—3,747; and all directors and executive officers as a group—105,741. Includes shares acquired through the reinvestment of dividends on common shares held in the Director Deferred Compensation Plan.
3.	As of December 31, 2025, the following restricted shares were held by the independent directors: Glyn F. Aeppel—14,051; Larry C. Glasscock—20,762; Nina P. Jones—2,834; Reuben S. Leibowitz—25,093; Randall J. Lewis—4,258; Gary M. Rodkin—14,566; Peggy Fang Roe—5,945; Stefan M. Selig—13,405; Daniel C. Smith, Ph.D.—19,717; and Marta R. Stewart—12,868. These amounts do not include shares acquired from the reinvestment of dividends which are required to be reinvested in additional shares of common stock which also must be held in the Director Deferred Compensation Plan and do not include any other shares owned by the independent directors.

SIMON PROPERTY GROUP	2026 Proxy Statement 39

Proposal 1: Election of Directors

4.	As of March 16, 2026, there were 324,840,186 shares of common stock and 8,000 shares of Class B common stock outstanding. Upon the occurrence of certain events, shares of Class B common stock convert automatically into common shares (on a one-for-one basis). These percentages assume the exchange of units for common shares only by the applicable beneficial owner.
5.	As of March 16, 2026, the Operating Partnership had 380,912,144 units outstanding, of which we owned, directly or indirectly, 324,848,186 or 85.3%. These percentages assume that no units held by limited partners are exchanged for common shares. The number of units shown does not include any unvested LTIP units and any unvested restricted stock units (“RSUs”) awarded under a long term incentive performance program as described in the “Compensation Discussion and Analysis” section that begins on page 46 of this Proxy Statement, because the unvested LTIP units are subject to performance and/or time-based vesting requirements and the unvested RSUs are subject to time-based vesting requirements.
6.	Includes common shares, shares of Class B common stock and units beneficially owned by the MSA Group. See “Principal Shareholders” table on page 41. Mr. David Simon passed away on March 22, 2026.
7.	Includes 2,500 shares of common stock held by Mr. Leibowitz’s wife. Does not include 13,000 shares of common stock held by charitable foundations of which Mr. Leibowitz is an officer or trustee and 1,400 shares of common stock held by various trusts of which Mr. Leibowitz’s wife is the trustee. Mr. Leibowitz disclaims beneficial ownership of these shares.
8.	Includes common shares, shares of Class B common stock and units beneficially owned by the MSA Group. See “Principal Shareholders” table on page 41.
9.	Includes 383 shares of common stock held by Mr. Fivel’s wife.
10.	Does not include 4,172,426 units beneficially owned by or for the benefit of Simon family members as to which members of the MSA Group do not have voting or dispositive power.

40 2026 Proxy Statement	SIMON PROPERTY GROUP

Proposal 1: Election of Directors

Principal Shareholders

The following table sets forth certain information concerning each person (including any group) known to us to beneficially own more than five percent (5%) of any class of our voting securities as of March 16, 2026. Unless otherwise indicated in the footnotes, shares are owned directly and the indicated person has sole voting and investment power.

	SHARES(1)
	NUMBER OF
NAME AND ADDRESS	SHARES		%

The Vanguard Group(2) 100 Vanguard Boulevard Malvern, PA 19355	—		0.00%

BlackRock, Inc.(3) 50 Hudson Yards New York, NY 10001	33,961,562		10.45%

Melvin Simon & Associates, Inc., et al.(4) 225 West Washington Street Indianapolis, IN 46204	29,159,801	(5)	8.29	%(6)

State Street Corporation and Subsidiaries(7) State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114	22,791,960		7.02%

1.	Voting shares include shares of common stock and Class B common stock. Upon the occurrence of certain events, Class B common stock converts automatically into shares of our common stock (on a one-for-one basis). The amounts in the table also include shares of common stock that may be issued upon the exchange of units of limited partnership interest, or units, of the Operating Partnership, that are exchangeable either for shares of common stock (on a one-for-one basis) or for cash, as determined by the Company.
2.	Based solely on information provided by The Vanguard Group in a Schedule 13G/A filed with the SEC on March 27, 2026, The Vanguard Group reported beneficial ownership of 0 shares of common stock (0%) as of March 13, 2026. According to the filing, the reduction in reported beneficial ownership reflects an internal realignment of certain subsidiaries or business divisions of subsidiaries of The Vanguard Group, Inc., that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, Inc., which will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group, Inc. In a Schedule 13G/A previously filed with the SEC on February 13, 2024, The Vanguard Group reported beneficial ownership of 45,707,505 shares of common stock and reported the sole power to vote 0 shares of common stock and dispose of 44,054,371 shares of common stock and shared power to vote 685,918 shares of common stock and dispose of 1,653,134 shares of common stock.
3.	Based solely on information provided by BlackRock, Inc. in a Schedule 13G/A filed with the SEC on April 30, 2025. BlackRock, Inc. has the sole power to vote 31,423,365 shares of common stock and the sole power to dispose of 33,961,562 shares of common stock.
4.	Based on information provided by the MSA Group as of March 16, 2026, consisting of MSA, Mr. David Simon, Mr. Eli Simon, Mr. Herbert Simon, a voting trust and other entities and trusts controlled by or for the benefit of MSA, Mr. David Simon, Mr. Eli Simon or Mr. Herbert Simon, as the case may be, including information contained in a Schedule 13G/A filed with the SEC on May 14, 2025: MSA has sole power to vote and dispose of 11,634,169 shares of common stock and shared power to vote and dispose of 889,747 shares of common stock; Mr. Herbert Simon has sole power to vote and dispose of 5,615,001 shares of common stock and shared power to vote and dispose of 889,747 shares of common stock; Mr. David Simon, an executive officer and director has sole power to vote 10,766,136 shares of common stock, the sole power to dispose of 3,847,869 shares of common stock, shared power to vote 959,344 shares of common stock and shared power to dispose of 7,877,611 shares of common stock. Mr. Eli Simon, an executive officer and director, has sole power to vote and dispose of 69,236 shares of common stock and shared power to vote and dispose of 8,373 shares of common stock. A total of 890,120 shares of common stock included in the amount reported for the MSA Group and 8,000 shares of Class B common stock are subject to voting trusts as to which Mr. David Simon, Mr. Eli Simon or Mr. Herbert Simon, as applicable, are the voting trustees. MSA is owned 30.94% by trusts for the benefit of Mr. Herbert Simon, 3.04% by a trust for the benefit of Mr. David Simon, and by certain other shareholders. Mr. David Simon passed away on March 22, 2026.
5.	Includes 2,210,610 shares of common stock currently outstanding; 26,941,191 shares of common stock issuable upon exchange of units; and 8,000 shares of Class B common stock. Does not include 4,172,426 units that are held by or for the benefit of Simon family members as to which MSA, Mr. David Simon or Mr. Herbert Simon do not have voting or dispositive power.
6.	Assumes the exchange of units by the subject holder only.
7.	Based solely on information provided by State Street Corporation in a Schedule 13G/A filed with the SEC on January 29, 2024. State Street Corporation has shared power to vote 13,759,449 shares of common stock and shared power to dispose of 22,737,002 shares of common stock.

SIMON PROPERTY GROUP	2026 Proxy Statement 41

Proposal 2: Advisory Vote to Approve the Compensation of Our Named Executive Officers

Our Compensation Philosophy: Aligning Executive Pay with Long-Term Shareholder Value

Our executive compensation program is designed to attract, retain, motivate and incentivize our officers and employees to enhance long-term value to our key stakeholders.

We believe our emphasis on pay-for-performance and on corporate governance creates alignment between the interests of our named executive officers (“NEOs”) and the interests of all of the Company’s stakeholders, including its shareholders.

We are asking for shareholder approval, on a non-binding advisory basis, of the compensation of our NEOs for 2025, as disclosed in this Proxy Statement pursuant to Section 14A of the Exchange Act, commonly known as a “Say-on-Pay” vote.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation policies and practices described in this Proxy Statement.

2025 Say-on-Pay Results: We Listened

At the 2025 Annual Meeting on May 14, 2025, our advisory vote on executive compensation received less than a majority of votes cast (127,540,074 for; 140,882,310 against; 849,152 abstentions). In response, the independent members of our Board and members of senior management led an extensive shareholder engagement program to solicit candid feedback on our executive compensation practices, as discussed on page 4 under the heading “Board Shareholder Engagement.”

We respect this outcome and, informed by our shareholder discussions noted above, view it as a discrete signal about one element of 2024 compensation rather than a repudiation of the overall program design.

The vote is advisory and does not mandate specific changes; however, the Compensation and Human Capital Committee considered the 2025 result and investor feedback when evaluating our pay programs.

Understanding Shareholders’ Concern: Relative Magnitude

What we heard most clearly is that some shareholders viewed the relative size of the transaction awards associated with the monetization of our investment in Authentic Brands Group (“ABG”) as too large, even though such awards were granted under and in accordance with the terms of our Amended & Restated Other Platform Investment Incentive Program ("A&R OPI Program").

Investors did not question the program's structure, purpose, or safeguards—including formula-driven funding, a hard cap on the award pool, equity-only delivery, and multi-year vesting—which were previously developed through extensive shareholder outreach. When the A&R OPI Program was introduced, shareholders expressed strong support, as reflected in approximately 94% say-on-pay support at the 2024 Annual Meeting.

This context informs our interpretation: the 2025 vote addressed magnitude in a single episodic outcome, not a rejection of the program’s design or our broader compensation philosophy.

42 2026 Proxy Statement	SIMON PROPERTY GROUP

Proposal 2: Advisory Vote to Approve the Compensation of Our Named Executive Officers

Disciplined Decision-Making: How the Committee Exercised Restraint

In applying the A&R OPI Program to the ABG monetization, the Committee exercised conservative discretion by declining to reallocate the unallocated portion of the formulaic pool and by extending vesting for NEO awards to five years, actions that increased retentive value while reducing near-term realizable pay. These decisions were intentional, transparent, and consistent with shareholder feedback.

Ongoing Shareholder Engagement: What We Heard and How We Responded

Our investor conversations following the 2025 Annual Meeting confirmed that most shareholders continue to support the core long-term incentive program emphasizing multi-year performance against rigorous financial and strategic goals, including FFO and a TSR modifier.

Where investors asked for more, it was primarily for clarity in disclosure—specifically, that awards under the A&R OPI Program are earned and delivered over time, not at grant, and that future transaction-based awards will be carefully evaluated within the same disciplined framework.

Consistent with our practice and market norms after a low-support advisory vote, the Committee expanded engagement with our largest shareholders and incorporated that input into this Proxy Statement’s CD&A (as defined below).

Because the say-on-pay vote is non-binding, neither the Board nor the Committee is required to make prescriptive changes to compensation; rather, we are expected to explain whether and how we considered the vote and investor views in our ongoing approach. We have done so here and will continue to do so each year, maintaining constructive dialogue with shareholders while preserving alignment between pay outcomes and long-term value creation.

Looking Ahead: Continued Commitment to Pay-for-Performance

Looking ahead, the Committee remains confident that our compensation programs—both the core long-term incentive plan and the A&R OPI Program—are appropriately designed to attract, retain, and motivate leaders who deliver durable performance. The Committee will continue applying the programs’ established mechanics while enhancing disclosure so that shareholders can readily see how realized pay tracks realized results over time.

Board Recommendation

For the reasons discussed above and in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation Tables,” the Board intends to introduce the following resolution at the 2026 Annual Meeting:

“RESOLVED, that the compensation of the Named Executive Officers of the Company, as disclosed in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation Tables,” including the compensation tables and their accompanying narrative discussion, is approved.”

The Board Unanimously Recommends that Shareholders Vote “FOR” the Approval of the Advisory Resolution Relating to the Compensation of Our Named Executive Officers.

SIMON PROPERTY GROUP	2026 Proxy Statement 43

Proposal 2: Advisory Vote to Approve the Compensation of Our Named Executive Officers

Executive Officers

Biographies of Named Executive Officers, as of March 2026, are presented below. On March 22, 2026, Mr. David Simon, our former Chairman, CEO and President, passed away. On March 23, 2026, the Board appointed Mr. Eli Simon as CEO and President. He will also continue as COO.

Years at Simon Property Group: 35	David Simon | Former Chairman, CEO and President

Mr. David Simon served as Chairman of the Company from 2007, CEO of the Company or its predecessor from 1995, President of the Company from February 2019, and a director of the Company or its predecessor from its incorporation in 1993, in each case, until his passing on March 22, 2026. He also served as President of the Company’s predecessor from 1993 to 1996. From 1985 to 1990, Mr. David Simon was an investment banker at two Wall Street firms, specializing in mergers and acquisitions and leveraged buyouts. Mr. David Simon also served as Chairman of the Supervisory Board of Klépierre, a publicly-traded, Paris-based retail real estate company, until his resignation in February 2026, and until his passing, served on the board of Apollo Global Management, Inc. Mr. David Simon obtained a B.S. from Indiana University and an MBA from Columbia University's Graduate School of Business.

Years at Simon Property Group: 7	Eli Simon | CEO, President and COO

Mr. Eli Simon is CEO, President and COO of Simon Property Group, Inc., and a Director of the Company. Mr. Eli Simon, working closely with the Board of Directors and the executive management team, leads the Company's strategic direction and management, overseeing portfolio performance, development projects, acquisitions, capital allocation and brand strategy. He represents the Company to key stakeholders, including investors, analysts and media, and fosters a culture of operational excellence and disciplined execution. Mr. Eli Simon also serves on the boards of Catalyst Brands, Rue Gilt Groupe and Jamestown L.P., and previously served as director and Chief Executive Officer of Simon Property Group Acquisition Holdings, Inc., and as director of Taubman Realty Group.

Mr. Eli Simon joined the Company in 2019 as Senior Vice President of Corporate Investments and was promoted to Chief Investment Officer in 2024, overseeing investment strategy, corporate investments, and strategic transactions including acquisitions, joint ventures and divestitures. He was subsequently promoted to Executive Vice President and COO in 2025. Prior to joining the Company, Mr. Eli Simon served as Principal and Head of North American Lodging at Och-Ziff Capital Management and Och-Ziff Real Estate (collectively now Sculptor Capital Management), where he oversaw all lodging-related investments.

Mr. Eli Simon holds a B.S. degree in Economics and an MBA, each from the Wharton School at the University of Pennsylvania.

Years at Simon Property Group: 22	Brian J. McDade | Executive Vice President and CFO

Mr. McDade serves as Simon’s Executive Vice President and CFO. Mr. McDade has been with Simon or a predecessor entity since 2004, serving as the Director of Capital Markets beginning in 2007 and was promoted to Senior Vice President of Capital Markets in 2013 and Treasurer in 2014. He was promoted to Executive Vice President and CFO in 2018. Mr. McDade obtained a B.S. from Bryant University.

Years at Simon Property Group: 23	Steven E. Fivel | General Counsel and Secretary

Mr. Fivel serves as Simon’s General Counsel and Secretary. Prior to rejoining Simon in 2011 as Assistant General Counsel and Assistant Secretary, Mr. Fivel served as Executive Vice President, General Counsel and Secretary of Brightpoint, Inc. Mr. Fivel was previously employed by MSA from 1988 until 1993 and then by Simon from 1993 to 1996. Mr. Fivel was promoted to General Counsel and Secretary in 2017. Mr. Fivel also serves on the Supervisory Board of Klépierre. Mr. Fivel obtained a B.S. from Indiana University and a J.D. from the University of Illinois Chicago.

Years at Simon Property Group: 38	John Rulli | CAO

Mr. Rulli serves as Simon’s CAO. Mr. Rulli joined Melvin Simon & Associates, Inc., or MSA, in 1988 and held various positions with MSA and Simon thereafter. Mr. Rulli became CAO in 2007 and was promoted to Senior Executive Vice President in 2011. Mr. Rulli obtained a B.B.A. from Marshall University.

44 2026 Proxy Statement	SIMON PROPERTY GROUP

Compensation and Human Capital Committee Report

Dear Fellow Shareholders,

The Compensation Committee reviewed and discussed with management the “Compensation Discussion and Analysis” section included in this Proxy Statement required by Item 402(b) of Regulation S-K. Based on its review and these discussions with management, the Compensation Committee recommended to the Board that it be incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and included in the Proxy Statement for the 2026 Annual Meeting.

The Compensation and Human Capital Committee:

Reuben S. Leibowitz, Chairman
Stefan M. Selig
Daniel C. Smith, Ph.D.

The Compensation and Human Capital Committee Report does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

SIMON PROPERTY GROUP	2026 Proxy Statement 45

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) summarizes our 2025 executive compensation philosophy, objectives and programs, the compensation decisions made under those programs and the factors considered by our Compensation Committee in making those decisions.

The Company’s performance is a central component to our executive compensation policies and programs and serves as the linchpin of substantially all of our compensation determinations. Except with respect to annual base salary determinations, the Compensation Committee relies on the Company’s and individuals’ performance in determining whether annual cash incentive bonuses are to be awarded and how any such awards are allocated to NEOs. In addition, our LTI Program is structured around and administered based upon certain performance metrics, including FFO and total shareholder return (“TSR”), resulting in direct alignment of interests with our shareholders. FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), is a key metric for real estate investment trusts (“REITs”) which provides investors a picture of financial performance of its core real estate investments.

Company Performance

The Company had another strong year which resulted in real estate FFO per share of $12.73, which was an increase of 4.0% year over year, reflecting $4.812 billion of real estate FFO, from which the Company paid cash dividends on common shares in the aggregate amount of more than $3.2 billion in 2025, in addition to $227 million in share buybacks.

$12.73	4.0%	$4.8 BILLION	$3.5 BILLION
REAL ESTATE FUNDS FROM OPERATIONS (FFO) PER SHARE	INCREASE YEAR OVER YEAR	REAL ESTATE FUNDS FROM OPERATIONS (FFO)	RETURN TO SHAREHOLDERS IN CASH DIVIDENDS AND SHARE BUYBACKS

The Company’s 2025 TSR was 13.0% compared to: ● 5.1% for the FTSE NAREIT Equity Retail Index, ● 2.9% for the MSCI US REIT Index, and ● 17.9% for the S&P 500
13.0%	5.1%
SPG TOTAL SHAREHOLDER RETURN IN 2025	FTSE NAREIT EQUITY INDEX

2.9%	17.9%
MSCI US REIT INDEX	S&P 500

46 2026 Proxy Statement	SIMON PROPERTY GROUP

Compensation Discussion and Analysis

2025 Shareholder Engagement, Feedback and Response

Following the 2025 advisory vote on executive compensation, which received approval of less than a majority of votes cast, the independent members of our Board and members of senior management led an extensive shareholder engagement program to solicit candid feedback on our executive compensation practices. We reached out to our largest institutional shareholders—including investors representing 62.0% of our common shares outstanding—and conducted direct discussions with those who expressed interest in engaging. As detailed on page 4 under the heading “Board Shareholder Engagement”, this resulted in direct engagement of Board members and members of our senior management team with shareholders representing 25.3% of our common shares outstanding, with independent members of our Board engaging with shareholders representing 20.4% of our common shares outstanding. During these conversations, we explained the rationale behind the ABG-related awards and the structure of the A&R OPI Program. The directors carefully considered investor perspectives on both the A&R OPI Program and the awards related to the monetization of our ABG investment.

Shareholder Feedback on Award Magnitude and Program Structure

The message we heard consistently from shareholders was that the depressed support reflected in the 2025 advisory vote stemmed primarily from concerns about the relative magnitude of this single, transaction-based award—not from opposition to the A&R OPI Program's structure or to our core long-term incentive design. Investors recognized that the A&R OPI Program had been adopted after extensive 2023–2024 outreach to address prior feedback on discretion, timing of payment, form of award, and vesting terms, and they acknowledged that the A&R OPI Program received approximately 94% shareholder support in 2024. Shareholders confirmed that they remain broadly supportive of the Company's fundamental pay-for-performance philosophy and the link between realized value creation and compensation outcomes.

Shareholder Support for Compensation Program Design

Shareholders expressed support for the Company's overall compensation program, noting that the structural changes made to awards under the A&R OPI Program in response to prior shareholder feedback—specifically the shift from cash bonuses tied to transaction events to stock-based awards that better align with long-term performance—demonstrated meaningful enhancement of pay-for-performance alignment. Investors also acknowledged the Company's strong governance practices, including linking awards to realized profit instead of the mere occurrence of transaction events, and recognized that the Company had outperformed many peers and relevant REIT benchmarks over both short- and long-term time horizons. Based on their assessment, the compensation plan structure showed meaningful improvements that reinforced alignment between pay and performance, and investors observed that relative pay versus performance was appropriately aligned. Several shareholders expressed support for the Company's 2025 say-on-pay proposal based on these factors.

Committee's Conservative Administration of Awards

Investors also acknowledged and appreciated the Committee's conservative judgment in administering the ABG-related awards. At its meeting on August 29, 2024, the Compensation Committee exercised meaningful downward discretion: declining to reallocate the unallocated portion of the award pool, which was calculated in accordance with the A&R OPI Program’s terms, and extending the vesting for NEO awards under the A&R OPI Program from three to five years, strengthening retention and alignment while deferring realizable pay well beyond grant. Shareholders recognized that these actions made outcomes more conservative than a purely formulaic application would have produced, while preserving the program's tight link to realized shareholder value creation.

Board Response and Ongoing Commitment to Shareholder Engagement

The independent directors have incorporated this shareholder feedback into ongoing oversight and will continue to do so in future decision-making. Specifically, the Board has committed to calibrating the potential sizing of any future transaction-based awards and enhancing related disclosures, while preserving the fundamental pay-for-performance principles that shareholders helped shape through the A&R OPI Program. The Company will continue to engage with shareholders on compensation matters and remains committed to transparent, responsive governance that serves the long-term interests of all stakeholders.

SIMON PROPERTY GROUP	2026 Proxy Statement 47

Compensation Discussion and Analysis

Our Executive Compensation Program

WHAT WE DO	WHAT WE DON’T DO
Annual Cash Incentive Compensation. Strong emphasis on performance-based cash compensation: paid only if certain adjusted diluted FFO per share targets are achieved.	No Excessive Perquisites. No supplemental executive retirement plans, company cars, club memberships or other significant perquisites.
Pay-for-Performance. Our LTI Programs are designed to incentivize performance. The substantial majority of our 2025 LTI Program is performance-based.

No Gross-Ups.
We have never had any arrangements requiring us to gross-up compensation to cover taxes owed by the executives, including excise taxes payable by the executive in connection with a change in control.

Time-Based Vesting on Earned LTIP Units. Once LTIP units are earned, recipients must remain with the Company for an additional one-year period to vest.
No Excessive Retirement and Health Benefits. We have never had a traditional defined benefit plan.

Robust Stock Ownership Guidelines.
Stock ownership guidelines for our CEO and other NEOs are 6x and 3x base salary, respectively, and they must retain shares until they retire, die, become disabled or are no longer employed with us. All non-employee directors must hold common stock while they serve as directors.

No Hedging or Pledging of Company Stock. Our NEOs and directors cannot hedge or pledge Company stock.
No Fixed Term Employment Contracts. No fixed term employment contracts with any NEOs or senior management.

No Single-Trigger Time-Based Acceleration. Upon a change in control in which awards are continued, assumed, or replaced, all equity grants include “double-trigger” acceleration provisions that require termination of employment following the change in control for time-based vesting to accelerate. No separate cash severance arrangements apply to NEOs beyond general Company policy.

Annual Say-on-Pay Vote. We conduct an annual Say-on-Pay Advisory Vote.
Clawback Policy. Applies in the event of any material restatement of the Company’s financials, whether or not fraud/misconduct is involved.
Independent Compensation Consultant. The Compensation Committee utilizes an independent compensation consulting firm, Semler Brossy.
Compensation Risk Assessments. Conducted annually to evaluate whether the executive compensation program encourages excessively risky behaviors.

48 2026 Proxy Statement	SIMON PROPERTY GROUP

Compensation Discussion and Analysis

Executive Compensation Approach and Process

Alignment of Pay with Performance

The Compensation Committee has designed our executive compensation program for our NEOs to align compensation with financial, strategic and shareholder returns. We believe that a well-designed compensation program is essential to attracting and retaining the talented leaders who drive our success, and that the interests of our executives should be closely aligned with those of our shareholders. Our compensation philosophy is grounded in the principle that strong leadership and sound decision-making are critical to creating long-term value for all of our stakeholders.

Accordingly, a significant portion of the compensation of our former CEO and other NEOs is at risk and performance-based, in the form of variable pay (annual and long-term incentives), which emphasizes our commitment to rewarding only excellent performance. This pay-for-performance philosophy is a cornerstone of our compensation approach and reflects our belief that executive compensation should be meaningfully tied to both Company performance and individual contributions to our strategic objectives.

The percentage of compensation that was at risk in 2025 for our CEO during that year and the average for our other NEOs was 88.89% and 84.03%, respectively.

By linking a substantial portion of executive compensation to the achievement of key performance metrics and long-term shareholder value creation, we seek to ensure that our executives remain focused on the priorities that matter most to our business and our investors. Our compensation decisions in 2025 reflected this approach and our ongoing commitment to aligning the interests of our leadership team with those of our shareholders.

Annual cash bonus amount includes bonuses earned with respect to performance paid under our Annual Cash Incentive Compensation program. See Summary Compensation Table on page 67.

SIMON PROPERTY GROUP	2026 Proxy Statement 49

Compensation Discussion and Analysis

Objectives of Our Executive Compensation Program

Our executive compensation program is designed to accomplish the following objectives, each of which reflects our commitment to sound corporate governance and our dedication to creating long-term value for our shareholders and other stakeholders. These objectives have been carefully developed over time through thoughtful deliberation by the Compensation Committee, with input from senior management and external advisors, to ensure that our compensation practices remain competitive, fair, and aligned with our strategic priorities. The following objectives serve as the foundation of our compensation philosophy and guide the Compensation Committee in its decision-making process:

OBJECTIVES OF ECP

RETAIN a group of highly experienced executives who have worked together as a team for a long period of time and who make major contributions to our success. Retaining our talented leadership team is essential to maintaining the institutional knowledge, strategic continuity, and collaborative culture that have been central to our ability to deliver consistent results over time.

ATTRACT and INCENTIVIZE other highly qualified executives, both internally and externally, to strengthen the team and facilitate succession planning. We recognize that building a robust leadership pipeline and ensuring smooth transitions in key roles is critical to our long-term organizational health and continued success in a competitive marketplace.

MOTIVATE executives to contribute to the achievement of corporate and business unit goals as well as individual goals. We believe that fostering a culture of accountability and high performance among our executive team is fundamental to driving operational excellence and strategic execution.

EMPHASIZE equity-based incentives with long-term performance measurement periods and vesting conditions. By structuring a meaningful portion of executive compensation in this manner, we seek to ensure that our executives have a personal stake in the Company's long-term success and are encouraged to take a long-term perspective when making strategic decisions.

ALIGN interests of executives with shareholders by linking payouts to performance measures that are designed to promote the creation of long-term shareholder value. This alignment reflects our belief that executives should share in both the rewards and the risks of Company performance alongside our shareholders.

The Compensation Committee designs compensation programs which are intended to create alignment between pay and performance. In carrying out this responsibility, the Compensation Committee carefully considers a wide range of factors and exercises its independent judgment to ensure that compensation decisions appropriately reflect both individual contributions and overall Company performance.

Further, we recognize that our employees have opportunities not only in the real estate industry but in other industries as well. As a result, to achieve our objective of attracting, retaining and motivating talented employees, and to inform our compensation decisions, we invest considerable time and resources in identifying and refining our peer group methodology, and consequently, the composition of our peer group, as discussed further on page 62 under the heading “Company Peer Group and Compensation Assessment.”

Consistent with our pay-for-performance philosophy, the core components of our compensation require significant long-term shareholder value creation to earn maximum levels of compensation. We believe this approach appropriately balances the need to provide competitive compensation with our commitment to responsible stewardship of shareholder resources.

50 2026 Proxy Statement	SIMON PROPERTY GROUP

Compensation Discussion and Analysis

Strong Governance Practices Utilized in Determining Executive Compensation

Collaboration with the Independent Compensation Consultant

Compensation Committee

●
Engages Semler Brossy annually as its independent consultant.
●
Analyzed whether the work of Semler Brossy, as a compensation consultant, has raised any conflict of interest, taking into consideration the following factors:
o
the provision of other services to the Company by Semler Brossy;
o
the amount of fees from the Company paid to Semler Brossy as a percentage of the firm’s total revenue;
o
Semler Brossy’s policies and procedures that are designed to prevent conflicts of interest;
o
any business or personal relationship of Semler Brossy or the individual compensation advisors employed by the firm with an executive officer of the Company;
o
any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and
o
any stock of the Company owned by Semler Brossy or the individual compensation advisors employed by the firm.

Independent Consultant – Semler Brossy

●
Reports directly to the Compensation Committee and performs no other work for the Company unless directed by the Compensation Committee.
●
Provides objective, third-party advice and recommendations on executive compensation program design and pay levels.
●
Attends Compensation Committee meetings and meets with the Compensation Committee without management present.
●
Assists the Compensation Committee with benchmarking compensation practices and peer group analysis.

The Compensation Committee reviews Semler Brossy’s independence annually and has determined, based on its analysis of the above factors, that the work of Semler Brossy and the individual compensation advisors employed by Semler Brossy as compensation consultants to the Company has not created any conflict of interest.

SIMON PROPERTY GROUP	2026 Proxy Statement 51

Compensation Discussion and Analysis

Role of Management in Compensation Decisions

Compensation Committee

●
Meets regularly with senior management to review compensation program design and implementation, while retaining sole authority over all final executive compensation decisions.
●
Considers our CEO’s recommendations together with the input of our independent compensation consultant; however, all final compensation decisions affecting NEOs’ pay are made by the Compensation Committee itself.
●
Additionally, all aspects of the CEO’s compensation and resulting compensation decisions are determined by the Compensation Committee.
●
Considers human capital management matters, including talent development and succession planning, as part of its compensation oversight responsibilities.

CEO

●
Provides recommendations to the Compensation Committee on the compensation of each of the other NEOs.
●
Participates in discussions regarding compensation program design and effectiveness, while recusing himself from discussions concerning his own compensation.
●
Develops recommendations using:
o
peer group data;
o
assessments of individual performance and achievement of the Company’s strategic and tactical plans;
o
the state of the business environment; and
o
input from our human resources department on various factors, including, but not limited to compensation history, tenure, responsibilities, market data for competitive positions and retention concerns.
●
Provides input on strategic objectives and performance metrics used to evaluate NEO performance under the Company's incentive compensation programs.
●
Assists in identifying emerging talent and succession planning considerations that inform long-term compensation and retention strategies.

52 2026 Proxy Statement	SIMON PROPERTY GROUP

Compensation Discussion and Analysis

What We Pay and Why: Principal Elements of Compensation

To accomplish our compensation objectives, we designed our executive compensation program with three major elements: Annual Base Salary; Annual Cash Incentive Compensation; and our Long-Term Incentive Program (“LTI Program”).

OBJECTIVES AND KEY FEATURES

Annual Base Salary
●
Fixed compensation to provide stable annual cash flow.
●
Determined based on factors including job scope, individual performance, internal comparisons, external market movement, geography, experience and relevant skills.

Annual Cash Incentive Compensation (“ACI Program”)
●
Performance-based cash program funded only upon achievement of predetermined, objective annual financial and operating metrics.
●
Bonus pool funded when threshold real estate FFO per share is achieved, with target and maximum funding levels calculated formulaically based on FFO performance using linear interpolation.
●
Individual allocations determined by the Compensation Committee based on each NEO's quantitative and qualitative contributions, applied conservatively to maintain alignment with shareholder interests.
●
Rewards annual performance as tested against Company financial performance and NEO’s individual contributions thereto, to align with shareholder interests.

LTI Program
●
Multi-component program consisting of:
o
LTIP Plan (“LTIP”), made up as follows:
◾
75% Performance-Based LTIP Unit Awards: Based on the achievement of performance goals, such as FFO, subject to TSR modifiers, and strategic objectives. Rigorous minimum performance thresholds must be met to receive any payout.
◾
25% Time-Based Restricted Stock Units (“RSUs”): Each RSU entitles the grantee to receive one share of common stock of the Company upon vesting.
o
Corporate Incentive Compensation Plan (“ICP”): Consists of awards that settle in restricted stock based on the achievement of annual performance goals, including FFO and EBITDA, with a time-vesting component.
◾
The CEO has been excluded from the Corporate ICP to date.
◾
Our other NEOs have been excluded from the Corporate ICP since 2024, and the Compensation Committee has determined to continue to exclude NEOs from future Corporate ICPs.
o
A&R OPI Program: An equity-based program designed to compensate certain key officers and employees based on OPI performance and value creation, that is largely outside of the Company’s ordinary FFO performance. Awards under the A&R OPI Program are payable in connection with a successful monetization of OPI and a predetermined return of value to shareholders. No awards under the A&R OPI Program were granted in 2025.
●
Designed to promote long-term shareholder value, align executive and shareholder interests, and retain executives through vesting requirements.

SIMON PROPERTY GROUP	2026 Proxy Statement 53

Compensation Discussion and Analysis

Elements of Executive Compensation in 2025

At the Compensation Committee’s meetings in 2025, the Compensation Committee made decisions impacting the type and amount of compensation paid to our NEOs as reported in the 2025 Summary Compensation Table. These decisions related to: base salaries, annual cash incentive compensation and LTI Program awards.

The Compensation Committee recognized the need to meet its long-standing objectives of attracting, retaining and motivating executives through a framework that aligns with shareholders’ interests, taking into consideration the Company’s scope, scale and complexity. The Compensation Committee considers various factors in setting the compensation of our NEOs, including the Company’s performance, each NEO’s performance, and comparisons with peers. Performance metrics such as FFO growth, FFO per share and TSR are carefully reviewed to align executive compensation with Company performance. This meticulous process underscores the Compensation Committee’s commitment to transparency and shareholder value, evidencing its dedication to responsible and performance-driven executive compensation practices.

2025 Base Salaries

The Compensation Committee periodically reviews and adjusts base salaries for the NEOs to reflect market conditions, changes in responsibilities, peer review and comparison and merit increases. During meetings in 2025, the Compensation Committee reviewed materials provided by Semler Brossy, analyzing individual NEO total remuneration in comparison to our 2025 peer group and recommended no increases to base salaries for each NEO, other than for Mr. McDade. Mr. David Simon’s annualized base salary had been unchanged since 2011 and remained at $1,250,000 in 2025. Mr. Eli Simon’s 2025 annualized base salary was set at $800,000 in connection with his promotion to COO. After review of the peer group median for his position, on March 3, 2025, Mr. McDade’s annualized base salary was increased by $25,000, to $700,000. Each of Mr. Fivel’s and Mr. Rulli’s annualized base salaries was $700,000.

No Change to CEO Base Salary since 2011	Total NEO (other than CEO) Annual Base Salary increase of 1.19% for 2025[1]

1 Does not include Mr. Eli Simon, who was not a NEO in 2024.

54 2026 Proxy Statement	SIMON PROPERTY GROUP

Compensation Discussion and Analysis

2025 Annual Cash Incentive Compensation

The Compensation Committee rewards executive officers with annual cash incentive (“ACI”) compensation for achieving the Company’s financial and operating plan considering an assessment of each NEO’s contributions to those achievements. The ACI Program is structured around objective, predetermined performance thresholds that must be achieved before any awards can be made, ensuring that payouts are tied directly to measurable Company performance metrics. Once the performance thresholds are met and the bonus pool is funded, the Compensation Committee applies informed discretion in allocating individual awards based on each NEO's contributions. This two-step approach—formulaic pool funding followed by informed committee-administered allocation—ensures that awards are earned through performance while allowing the Compensation Committee to exercise judgment in a manner that has historically resulted in conservative payouts well below the maximum available pool. For example, for 2025, the Compensation Committee only awarded 49.63% of the available pool, as outlined on the following page under the heading “Amounts Payable Under ACI.”

SIMON PROPERTY GROUP	2026 Proxy Statement 55

Compensation Discussion and Analysis

AMOUNTS PAYABLE UNDER ACI

STEP 1	STEP 2
●
The ACI Program is only funded if the Company achieves certain predetermined, objective threshold levels of real estate FFO per share. These thresholds are established in advance.
●
If the threshold real estate FFO per share is not achieved, no payments are made.
●
Once threshold real estate FFO per share is achieved, the ACI Program is funded formulaically if the Company achieves certain predetermined target and maximum real estate FFO per share results during the given year.
●
At its meeting in March 2025, the Compensation Committee established:

●
Once the ACI Program pool is funded based on achievement of the predetermined performance metrics, bonuses are allocated and awarded after the Compensation Committee’s review (and, for NEOs other than the CEO, after the CEO’s review) of each NEO’s performance with respect to goals established each year and individual contributions to achievement of the Company’s performance.
●
The assessment delivers a total score for each individual.
●
Each individual’s total score then determines the portion of that NEO’s ACI compensation that has been earned.
●
The Compensation Committee exercises this allocation authority conservatively; the resulting total payout to the NEOs of $6.70 million represented 49.63% of the ACI Program pool available for awards, reflecting the Committee's practice of awarding less than the full available pool to ensure compensation outcomes remain appropriate and aligned with shareholder interests.

●
At its meeting in March 2026, the Compensation Committee reviewed the Company’s 2025 reported real estate FFO per share of $12.73, which the Compensation Committee used for purposes of measuring performance under our ACI Program against the predetermined objective thresholds.
●
The Compensation Committee determined that the Company’s real estate FFO per share, as calculated above, exceeded the maximum performance level that the Compensation Committee had established in March 2025. Based on this formulaic calculation tied to objective performance results, the Compensation Committee approved an overall funding amount of $13.5 million for the ACI Program pool. The Compensation Committee then moved to the second step in the process: evaluating each NEO’s performance, as described below.
●
See “Where Do I Find Reconciliation of Non-GAAP Terms to GAAP Terms?” on page 94 in the “Frequently Asked Questions and Answers” section of the Proxy Statement.

56 2026 Proxy Statement	SIMON PROPERTY GROUP

Compensation Discussion and Analysis

A summary of the Company’s and the NEOs’ 2025 achievements and the Compensation Committee’s determination of their 2025 ACI compensation payments is below. We pay ACI compensation to NEOs in the first calendar quarter of the following year, so the Compensation Committee has sufficient time to assess our financial performance and the NEOs’ contributions for the preceding year.

CEO ACI Award	2025 KEY INDIVIDUAL ACHIEVEMENTS
David simon[1] $3,000,000
●
Generated $4.812 billion in real estate FFO, or $12.73 per diluted share, representing a 4.0% increase year-over-year
●
Returned $3.5 billion to shareholders, including $3.23 billion in cash dividends and $227 million in share buybacks
●
Achieved a Total Shareholder Return of 13.0% compared to 2.9% for the MSCI US REIT Index and 5.1% for the FTSE NAREIT Equity Index
●
Maintained highest operating profit margin (72%) compared to peers (Regency, Federal, Kimco, Tanger, and Macerich)

1 Mr. David Simon was CEO during 2025; he passed away on March 22, 2026.

Other NEOs ACI Award	2025 KEY INDIVIDUAL ACHIEVEMENTS
Brian J. McDade $900,000
●
Managed and oversaw the completion of:
o
$1.5 billion two-tranche senior notes offering with a weighted average coupon rate of 4.775% and weighted average term of 7.8 years; and
o
the refinance, restructuring or extension of 46 secured loans totaling approximately $7.0 billion, with a weighted average interest rate of 5.43% and term of 4.3 years
●
Maintained an A-rated balance sheet, ending the year at 5.0 times net debt to EBITDA with $9.1 billion of liquidity consisting of $1.4 billion of cash on hand and $7.7 billion of available capacity under revolving credit facilities

Eli Simon $1,000,000
●
Led strategic acquisitions totaling $2.0 billion, including the remaining 12% of Taubman Realty Group, our partner’s 75% interest in Brickell City Centre, and 100% of The Mall Luxury Outlets and Phillips Place
●
Directed investments of $535 million in accretive development projects
●
Oversaw the opening of a new Premium Outlet in Indonesia
●
Oversaw the completion of 23 significant redevelopment projects, including retail and experiential additions at Southdale Center, Stanford Shopping Center, King of Prussia, and The Forum Shops at Caesars, and mixed-use additions at Northgate Station and Lakeline Mall
●
Increased reported retailer sales per square foot to $799, representing an 8.1% increase year-over-year
●
Drove portfolio NOI (including domestic and international properties) growth of 4.7% at constant currency

Steven E. Fivel $900,000
●
Oversaw and managed the Company’s litigation and dispute resolution functions
●
Provided legal support and counsel to leasing, development, property management, investment, partnership, capital markets and financial functions of the Company
●
Provided key, strategic counsel to transaction teams on strategic acquisitions totaling $2.0 billion, including Taubman Realty Group, Brickell City Centre, The Mall Luxury Outlets and Phillips Place
●
Managed and supervised the Company’s significant risk management and insurance program

John Rulli $900,000
●
Oversaw the execution of over 4,600 leases for more than 17 million square feet
●
Maintained occupancy of U.S. Malls and Premium Outlets at 96.4% at year-end (compared to 96.5% at prior year-end) notwithstanding 20 basis point reduction resulting from the addition of the Taubman Realty Group assets
●
Increased base minimum rent per square foot to $60.97, an increase of 4.7% year-over-year
●
Managed the Company’s Administrative department, including the Human Capital function
●
Assisted in integration and cost reduction efforts of portfolio investments and acquisitions

SIMON PROPERTY GROUP	2026 Proxy Statement 57

Compensation Discussion and Analysis

2025 LTI Program

The Compensation Committee worked, with advice and assistance from Semler Brossy, to create the 2025 LTI Program, which was specifically designed to take into account current business conditions and market factors and also be responsive to shareholder feedback received during our active engagement with stakeholders.

In order for the executive compensation program to be effective in attracting, retaining and motivating talent while aligning interests of executives with shareholders, it is necessary for the Company’s NEO compensation to be competitive with that of other real estate companies and also with other large public and private enterprises with which the Company competes for executive talent. In order to achieve this, the Compensation Committee considered whether the LTI Program incentives were reasonably obtainable and aligned with the goal of retaining and motivating the Company’s NEOs.

The Compensation Committee reaffirmed its philosophy that a significant portion of the total compensation for our NEOs should be performance-based and at risk.

Performance-based long-term equity, in the form of LTIP units, was a fundamental element of the 2025 LTI Program and the performance targets established as part of the program are rigorous and require strong long-term financial and operational performance.

The 2025 LTI Program was made up of the following two (2) components:

●	The 2025-2027 LTIP (the “2025-2027 LTIP”), is made up of:
o	75% performance-based awards of Operating Partnership LTIP units which are earned based on the following:
◾	60%: the Company’s achievement of predetermined levels of real estate FFO per share over a three-year period, with a TSR modifier that adjusts the number of earned units upward or downward by the same absolute percentage if TSR is above or below, respectively, certain thresholds (no adjustment if TSR is between the thresholds).
◾	15%: predetermined, proprietary, strategic performance objectives based on Company strategic performance goals.
o	25% time-based awards of RSUs which vest subject to continued service over a three-year period.
●	Corporate ICP:
o	performance-based awards that may be earned based on the achievement of certain FFO per share (70% weighting) and Combined Platform EBITDA (30% weighting) performance goals, measured over a one-year performance period and subject to a three-year vesting period (the “2025 Corporate ICP”). Our NEOs were not eligible to participate in the 2025 Corporate ICP.

See the “Grants of Plan-Based Awards in 2025” table on page 68 for details of individual awards granted to our NEOs under our LTI Program during 2025.

58 2026 Proxy Statement	SIMON PROPERTY GROUP

Compensation Discussion and Analysis

LTIP Results: 2023 Awards

In March 2026, the Compensation Committee determined the results for the LTIP units granted in March 2023 with a performance period of January 1, 2023, to December 31, 2025 (the “2023 LTIP Units”), which will vest on January 1, 2027, subject to the grantee’s continued service through such vesting date. The performance vesting conditions applicable to the 2023 LTIP Units included (i) diluted FFO per share, as adjusted, compound annual growth rate (“CAGR”) over the three-year performance period, subject to a TSR modifier, and (ii) the achievement of specified strategic objectives.

The table below details the applicable performance measures, weightings, targets and performance achievement as a percentage of target. The payout for performance between percentages is interpolated on a straight-line basis, and performance below threshold results in a 0% payout for that performance measure.

				Maximum
		Threshold	Target (100%	(200%		Achievement as
Performance Measure	Weighting(1)	(50% Payout)	Payout)	Payout)	Actual	% of Target
3-year Diluted FFO per share, as adjusted CAGR(3)	60%	0.5%	1%	2%	2.49 (2)%	200.0%
Strategic Objectives (out of 19)(4)	15%	--	15 of 19	--	Target	100.0%
					Total Weighted Payout	180.0%
1.	Weighting percentages reflect percentage of performance-based component of 2023 LTI Program award, with remaining 25% being time-based RSUs awarded in 2023 in conjunction with the 2023 LTI Program award opportunity.
2.	3-year diluted FFO per share, as adjusted CAGR is calculated by comparing the 2025 diluted FFO per share, as adjusted ($12.78) compared to the 2022 diluted FFO per share, as adjusted ($11.87).
3.	The number of units earned are further adjusted by a TSR modifier, whereby the number of units earned is decreased 15% if the Company’s 3-year TSR is below 20% and the number of units earned is increased by 15% (up to the maximum amount awarded) if the Company’s 3-year TSR is greater than 30%. There is no adjustment to the number of units awarded if the Company’s three-year TSR is 20% to 30%. For this purpose, the 3-year TSR is calculated as the difference between the closing price of our common stock as of December 31, 2022, the last trading day prior to the first day of the performance period ($117.48) compared to the 20-day average closing price of our common stock as of December 31, 2025, which was the last trading day prior to the end of the performance period ($184.28), plus re-invested dividends over the performance period. The Company’s applicable three-year TSR was 84.6%. However, since the 3-year diluted FFO per share CAGR result was at the maximum amount, there was no impact of the TSR modifier in the determination of earned units under the 2023 LTI Program.
4.	Our strategic objectives and the achievement of such objectives are described in the table below:

Strategic Objective

Development: 4 Objectives, including the redevelopment of a former anchor building at Stanford Shopping Center, opening of Tulsa Premium Outlets, completion of 3 new anchor stores and initiation of a residential project at Northgate Station.

Leasing: 3 Objectives, including to increase occupancy over specified baseline levels, enhance relationships with new brands and expand them through the portfolio and continue to cultivate and engage new brands and tenants to lease throughout the portfolio.

Marketing and Innovation: 4 Objectives, including to grow the Simon Search platform, launch a loyalty program, expand QR code marketing to deliver on-demand content to shoppers, and grow National Outlet Shopper Day activity.

Finance: 4 Objectives, including to refinance, retire or otherwise address certain specified levels of secured and unsecured debt and undertake efforts to effectuate new unsecured note offerings, maintain the Company’s A-/A3 credit rating and extend maturity of the Company’s revolving credit facilities.

Information Technology: 4 Objectives, including strengthening the Company’s cyber security posture and accomplishing 3 specified infrastructure replacement initiatives.

SIMON PROPERTY GROUP	2026 Proxy Statement 59

Compensation Discussion and Analysis

At the Compensation Committee’s meeting in March 2026, the Compensation Committee determined that the (i) Company achieved at least 18 of 19 strategic objectives in order to satisfy the funding threshold for such component and (ii) performance for the 2023-2025 LTIP resulted in 100% of the maximum number of 2023 LTIP Units being earned. The 2023 LTIP Units will vest on January 1, 2027, subject to the NEO’s continued employment through the vesting date. The following table illustrates the aggregate number of 2023 LTIP Units earned by each NEO based on actual achievement of the performance goals described above.

Named Executive Officer	2023 LTIP Units Earned (#)
David Simon(1)	124,901
Brian J. McDade	31,226
Eli Simon	18,736
Steven E. Fivel	24,981
John Rulli	24,981

1.	Mr. David Simon passed away on March 22, 2026.

60 2026 Proxy Statement	SIMON PROPERTY GROUP

Compensation Discussion and Analysis

2026 Compensation Decisions

At the Compensation Committee’s meeting on March 11, 2026, the Compensation Committee approved certain aspects of 2026 compensation for our NEOs, as described below.

2026 Base Salaries

The Compensation Committee approved annualized base salaries for our NEOs for 2026 as set out in the following table (titles listed below are as in effect at the March 11, 2026, Compensation Committee meeting):

	2026 Base Salary	2025 Base Salary
David Simon(1) Chairman, CEO, and President	$1,250,000	$1,250,000
Brian J. McDade Executive Vice President and CFO	$700,000	$700,000
Eli Simon Executive Vice President and COO	$1,000,000	$800,000
Steven E. Fivel General Counsel and Secretary	$750,000	$700,000
John Rulli CAO	$700,000	$700,000
1.	Mr. David Simon passed away on March 22, 2026.

2026 ACI Program

The Compensation Committee also approved the components of the Company’s 2026 ACI Program for our NEOs. The 2026 ACI Program is structured substantially the same as the Company’s 2025 ACI Program described above on pages 56-57.

2026 LTI Program

The Compensation Committee also approved the components of the Company’s 2026 LTI Program for our NEOs. The 2026 LTI Program is structured substantially the same as the Company’s 2025 LTI Program described above on page 58.

SIMON PROPERTY GROUP	2026 Proxy Statement 61

Compensation Discussion and Analysis

Company Peer Group and Compensation Assessment

The Compensation Committee uses a peer group as a source of data for assessing and determining pay levels for our NEOs. While the Compensation Committee has not formulaically derived target compensation from these other companies, the peer group has provided the Compensation Committee with certain insights used for understanding various industry-specific compensation structures and trends, as well as reactions to industry-specific issues, monitoring current compensation practices and analyzing individual company practices. It is intended to serve as a reference in the compensation process but is not intended to directly inform specific compensation decisions due to our size, scope of operations and varied operating environments. The peer group is reviewed annually to ensure it continues to remain appropriate in terms of company size and business focus.

The Compensation Committee determined that the peer group should reflect the Company's business complexity and the broader competitive landscape for talent. Given the Company's unique positioning in the market as a retail REIT with significant real estate holdings, retail tenant relationships, and financial services-like investment activities, there is no perfectly defined group of direct peers. The Company competes for executive talent not only with other REITs, but also with companies in the retail and financial services industries, and it is a critical interest of the Company to retain employee talent that could find attractive employment opportunities in such industries.

The peer group includes:

●	12 REITs and real estate service companies,
●	4 retailers,
●	3 financial services companies,
●	1 payment processing company, and
●	1 internet and direct marketing retail company.

Accordingly, the peer group represents a balance of industry sectors that reflect the Company's business complexity, comprised of approximately:

●	57% Real Estate,
●	24% Consumer Discretionary, and
●	19% Financial Services.

The experience and skills that our NEOs require given our breadth and scope of operations illustrate that they are eligible for other employment opportunities in other industries, such as financial services, retail, asset management and equity investment. Recognizing this, and while not formulaically adhering to peer group comparisons, the calculated peer group assists the Compensation Committee in effectively gauging and identifying relevant comparisons in the current compensation environment, in recognition of the fact that a peer group comprised solely of REITs does not sufficiently represent the nature of our business and the talent pool we need to retain as well as target for recruiting.

A key principle guiding peer group selection is year-over-year stability, which reduces market volatility in compensation data and encourages transparency between reporting periods. Accordingly, the Compensation Committee, with Semler Brossy, reviews the peer group annually but makes changes only when necessary or compelling based on business and financial developments, or feedback from shareholders or proxy advisory services. To see the peer group used for setting compensation for 2025, unchanged from 2024, see the “2025 Peer Group” table on the following page.

62 2026 Proxy Statement	SIMON PROPERTY GROUP

Compensation Discussion and Analysis

2025 Peer Group

Below is the peer group used for setting compensation for 2025, unchanged from 2024, created using the methodology described above.

PEER COMPANY	COMPANY TYPE
American Tower Corp. (NYSE:AMT)	Specialized REIT
The Carlyle Group (NasdaqGS:CG)	Financial Services
CBRE Group, Inc. (NYSE:CBRE)	Real Estate Services
Crown Castle International Corp. (NYSE:CCI)	Specialized REIT
Cushman & Wakefield (NYSE:CWK)	Real Estate Services
eBay (NasdaqGS:EBAY)	Retail
Equinix, Inc. (NasdaqGS:EQIX)	Specialized REIT
Federal Realty Investment Trust (NYSE:FRT)	Retail REIT
Global Payments (NYSE:GPN)	Financial Services
The GAP (NYSE:GPS)	Retail
Jones Lang LaSalle, Inc. (NYSE:JLL)	Real Estate Services
Kimco Realty Corp. (NYSE:KIM)	Retail REIT
Macy’s (NYSE:M)	Retail
Northern Trust (NasdaqGS:NTRS)	Financial Services
Prologis, Inc. (NYSE:PLD)	Industrial REIT
Realty Income Corporation (NYSE:O)	Retail REIT
Regency Centers Corporation (NasdaqGS:REG)	Retail REIT
State Street (NYSE:STT)	Financial Services
Tanger Inc. (NYSE:SKT)	Retail REIT
Tapestry (NYSE:TPR)	Retail
TJX Companies (NYSE:TJX)	Retail
Simon Property Group	Retail REIT

SIMON PROPERTY GROUP	2026 Proxy Statement 63

Compensation Discussion and Analysis

Other Elements of Compensation & Policies

Retirement and Health and Welfare Benefits. We have never had a traditional defined benefit pension plan. We maintain a 401(k) retirement plan in which all salaried employees can participate on the same terms. During 2025, our basic contribution to the 401(k) retirement plan was equal to 1.0% of the participant’s base salary and Annual Cash Incentive Compensation which vests 20% after the completion of two years and an additional 20% after each additional year of service until fully vested after six years. We match 100% of the first 3% of the participant’s contribution and 50% of the next 2% of the participant’s contribution. Our matching contributions are vested when made. Our basic and matching contributions are subject to applicable IRS limits and regulations and internal guidelines. The Company’s internal limit on Company contributions for any participant in 2025 was $17,500. The contributions we made to the 401(k) accounts of the NEOs are shown in the “All Other Compensation” column of the Summary Compensation Table on page 67 in the “Executive Compensation Tables” section of this Proxy Statement. NEOs also participate in health and welfare benefit plans on the same terms as other salaried employees.

No Gross Up for Excess Parachute Payments. Our CEO and the other NEOs do not currently have employment agreements. There are no arrangements requiring us to gross up compensation to cover taxes owed by the NEOs, including excise taxes payable by the NEOs in connection with a change in control.

Deferred Compensation Plan. We maintain a nonqualified deferred compensation plan that has permitted senior executives, key employees and non-employee directors to defer all or part of their compensation, including awards under the 2019 Plan. There is an account for the executives and employees and a separate account for the non-employee directors. Although we have the discretion to contribute a matching amount or make additional incentive contributions, we have never done either. As a result, any account balances for our NEOs would consist entirely of compensation earned by, but not yet paid to, the NEOs, and any earnings on such deferred compensation; however, none of the NEOs had an account balance under the deferred compensation plan during 2025. A participant’s deferrals are fully vested, except for any restricted stock or RSU awards that still have vesting requirements. Upon death or disability of the participant, our insolvency, or a change in control affecting us, a participant becomes 100% vested in his or her account.

No Stock Option Grants. The Compensation Committee has not granted any stock options to executives or other employees since 2001.

Equity Award Grant Practices

In the ordinary course of our compensation cycle for our NEOs, we make LTIP awards in the first calendar quarter after financial results for the preceding year have been released. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2025, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Executive Equity Ownership Guidelines

We believe the financial interests of our executives should be aligned with the long-term interests of our shareholders. We also believe that requiring our executives to own a significant number of shares of our common stock, combined with our rigorous stock retention policy, serves as a strong motivator for our executives to be prudent in their operation of the Company. Therefore, in addition to long-term incentives, our Board has established equity ownership guidelines for key executives, including the NEOs.

The current ownership guidelines require the executives to maintain ownership of our stock or any class of our equity securities or units of the Operating Partnership having a value expressed as a multiple of their base salary for as long as they remain our employees. Our current guidelines for the CEO and other executive officers are set forth below:

VALUE AS A
MULTIPLE OF
POSITION	BASE SALARY
Chief Executive Officer	6.0x
Executive Officers	3.0x
Certain Executive Vice Presidents	3.0x

64 2026 Proxy Statement	SIMON PROPERTY GROUP

Compensation Discussion and Analysis

In addition, to the extent these executives have received restricted stock awards, they are required to retain ownership of shares representing at least 50% of the after-tax value of their awards or 25% of the pretax value of their awards. These shares are to be retained by the executive until they retire, die, become disabled, or are no longer employed by us.

Ownership of any class of our equity securities or units of the Operating Partnership counts toward fulfillment of these guidelines, including securities held directly, securities held indirectly by or for the benefit of immediate family members, shares of restricted stock that have been earned, even if not vested, and shares held following the exercise of stock options (of which the Company does not have any). Any unexercised stock options would not count toward these goals. Each of our NEOs currently meets or exceeds these guidelines.

Clawback of Incentive Compensation

Effective as of October 2, 2023, the Compensation Committee implemented a revised clawback policy that is compliant with updated SEC and NYSE requirements, a copy of which may be found as Exhibit 97 to our Annual Report on Form 10-K for the year ended December 31, 2025. Awards under the 2019 Plan, including, without limitation, the A&R OPI Program include provisions expressly acknowledging the applicability of such clawback policy to the award, and any awards, when made, will be subject to our clawback policy.

Insider Trading Policy, Hedging Policy and Pledging Restrictions

We have adopted an insider trading policy, a copy of which may be found as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025, governing the purchase, sale and/or other dispositions of our securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as NYSE listing standards. Our insider trading policy prohibits the trading of our securities on the basis of material, non-public information and establishes regular blackout periods wherein certain designated employees are prohibited from trading in our securities.

Our insider trading policy also prohibits employees and directors from hedging the ownership of Company securities. In addition, we do not permit our executive officers and directors to pledge shares.

Section 162(m)

When reviewing compensation matters, the Compensation Committee considers the anticipated tax consequences to the Company (and, when relevant, to our executive officers) of the various payments under our compensation programs. Section 162(m) of the Code generally disallows a tax deduction for any publicly-held corporation for individual compensation of more than $1.0 million in any taxable year to certain executive officers. We believe that we qualify as a REIT under the Code. Provided we qualify as a REIT, we are not required to pay federal income tax to the extent we distribute our taxable income to our shareholders each year. In order to qualify as a REIT, among other requirements, we generally must distribute to our shareholders at least 90% of our taxable income each year, excluding capital gains. As a result, we do not expect that the payment of compensation which is not deductible due to Section 162(m) of the Code will have a material adverse federal income tax consequence to us, provided that we qualify as a REIT. The Compensation Committee, after considering the potential impact of the application of Section 162(m) of the Code, may provide compensation to executive officers that may not be tax deductible if it believes that providing that compensation is in the best interests of the Company and its shareholders.

SIMON PROPERTY GROUP	2026 Proxy Statement 65

Compensation Discussion and Analysis

How LTIP Units Work

LTIP units are a type of limited partnership interest issued by the Operating Partnership. Under the performance-based long-term incentive programs, LTIP unit awards can be earned in whole or in part, depending on the extent to which the performance targets set by the Compensation Committee for the relevant performance period are met. The Compensation Committee believes the design of the Company’s performance-based long-term incentive programs reflects the Company’s pay-for-performance philosophy and high expectations.

LTIP units are designed to qualify as “profits interests” in the Operating Partnership for federal income tax purposes. During the performance period of our performance based long-term incentive programs, holders of such LTIP units will be allocated taxable profits and losses equal to one tenth of the amounts allocated to an Operating Partnership unit and will receive distributions equal to one tenth of the amount of regular quarterly distributions paid on an Operating Partnership unit, and certain special distributions. As a general matter, the profits interest characteristics of these LTIP units mean that each such LTIP unit will not be economically equivalent in value at the time of award to the economic value of an Operating Partnership unit. The value of the LTIP units can increase over time until the value of the LTIP units is equivalent to the value of the Operating Partnership units on a one-for-one basis.

After the end of the performance period, to the extent that the required performance has been achieved, and, at the time of award for LTIP units issued under time-based long-term incentive programs, holders of such earned LTIP units (whether or not time-vested) will be entitled to receive distributions in an amount per LTIP unit equal to the distributions, both regular and special, payable on an Operating Partnership unit. Vested LTIP units are exchangeable for shares of the Company’s common stock on a one-for-one basis, or cash, as selected by the Company. The number of performance-based LTIP units earned is determined by the Compensation Committee at the end of the performance period using the pre-established payout matrices (with linear interpolation between the specified payout percentages).

66 2026 Proxy Statement	SIMON PROPERTY GROUP

Executive Compensation Tables

Summary Compensation Table

				STOCK	ALL OTHER
NAME	YEAR	SALARY	BONUS(1)	AWARDS(2)	COMPENSATION(3)	TOTAL
David Simon(4)	2025	$1,250,000	$3,000,000	$7,000,261	$413,417	$11,663,678
Chairman, CEO and President	2024	$1,250,000	$3,000,000	$56,451,380	$693,390	$61,394,770
	2023	$1,250,000	$4,000,000	$10,000,259	$314,048	$15,564,307
Brian J. McDade	2025	$696,154	$900,000	$3,000,303	$143,992	$4,740,449
Executive Vice President and	2024	$670,192	$800,000	$11,129,172	$251,445	$12,850,809
Chief Financial Officer	2023	$640,385	$800,000	$3,000,175	$120,368	$4,560,928
Eli Simon(5)	2025	$697,885	$1,000,000	$3,000,303	$447,316	$5,145,504
Executive Vice President and	2024	$—	$—	$—	$—	$—
Chief Operating Officer	2023	$—	$—	$—	$—	$—
Steven E. Fivel	2025	$700,000	$900,000	$2,500,372	$121,985	$4,222,357
General Counsel and Secretary	2024	$695,192	$800,000	$10,629,288	$237,911	$12,362,391
	2023	$670,192	$800,000	$2,500,149	$117,834	$4,088,175
John Rulli	2025	$700,000	$900,000	$2,500,372	$124,021	$4,224,393
Chief Administrative Officer	2024	$695,192	$800,000	$4,822,886	$239,947	$6,558,025
	2023	$670,192	$800,000	$2,500,149	$119,870	$4,090,211
1.	Amounts in this column include bonuses earned with respect to performance in the indicated year which were paid in the following year under our Annual Cash Incentive Compensation program.
2.	Stock awards made in 2025 reflect the grant date fair value of our annual LTI awards (RSUs and LTIP units). In each case, the grant date fair value of these awards is computed in accordance with the requirements of FASB Accounting Standards Codification (“ASC”) Topic 718. See the “Grants of Plan-Based Awards in 2025” table on page 68 for additional details of individual awards granted to our NEOs during 2025.

The grant date fair value of the time-based RSUs and time-based LTIP units is calculated by multiplying the closing price of our common stock as reported by the NYSE for the date of grant, by the applicable number of RSUs or LTIP units.

The grant date fair value of the portion of the LTIP units granted in 2025 subject to performance conditions is computed based on probable outcome in accordance with the requirements of FASB ASC Topic 718. 60% of such LTIP units are subject to a market condition through the application of a TSR modifier and, as such, a Monte Carlo simulation model is applied in the valuation of those units, assuming expected volatility of 23.93%, dividend yield of 4.03% and risk-free rate of return of 3.90%. The grant date fair value of LTIP units granted in 2025 subject to performance conditions, assuming the maximum level of performance for the portion of such awards that are only subject to performance conditions is as follows: Mr. David Simon-$11,200,346; Mr. McDade-$4,800,314; Mr. Eli Simon-$4,800,314; Mr. Fivel-$4,000,438; and Mr. Rulli-$4,000,438.

3.	Amounts reported in 2025 include the following:

All Other Compensation

	EMPLOYEE LIFE		DIVIDEND
	INSURANCE	401(K)	EQUIVALENTS AND
NAME	PREMIUMS	CONTRIBUTION	DISTRIBUTIONS(A)
David Simon	$2,105	$17,500	$393,812
Brian J. McDade	$816	$17,500	$125,676
Eli Simon	$816	$17,500	$429,000
Steven E. Fivel	$816	$17,500	$103,669
John Rulli	$2,852	$17,500	$103,669

(A)Includes dividend equivalents and distributions on unvested RSUs and unvested restricted stock.

4.	Mr. David Simon passed away on March 22, 2026.
5.

Following the passing of Mr. David Simon, effective as of March 23, 2026, our Board appointed Mr. Eli Simon as CEO and President. Mr. Eli Simon continues to also serve as COO. Prior to 2025, Mr. Eli Simon was not a NEO.

SIMON PROPERTY GROUP	2026 Proxy Statement 67

Executive Compensation Tables

Grants of Plan-Based Awards in 2025

						ALL OTHER
						STOCK
						AWARDS:	GRANT
						NUMBER OF	DATE FAIR
			ESTIMATED FUTURE PAYOUTS UNDER			SHARES OF	VALUE OF
			EQUITY INCENTIVE PLAN AWARDS(1)			STOCK OR	STOCK AND
	GRANT		THRESHOLD	TARGET	MAXIMUM	UNITS	UNIT AWARDS
NAME	DATE	AWARD TYPE	(#)	(#)	(#)	(#)(2)	($)(3)
David Simon	3/3/2025	RSUs	—	—	—	9,320	1,750,110
	3/3/2025	LTIP Units	15,133	30,265	54,938	—	5,250,151
Brian J. McDade	3/3/2025	RSUs	—	—	—	3,995	750,182
	3/3/2025	LTIP Units	6,486	12,971	23,545	—	2,250,121
Eli Simon	3/3/2025	RSUs	—	—	—	3,995	750,182
	3/3/2025	LTIP Units	6,486	12,971	23,545	—	2,250,121
Steven E. Fivel	3/3/2025	RSUs	—	—	—	3,329	625,120
	3/3/2025	LTIP Units	5,405	10,810	19,622	—	1,875,252
John Rulli	3/3/2025	RSUs	—	—	—	3,329	625,120
	3/3/2025	LTIP Units	5,405	10,810	19,622	—	1,875,252
1.	Amounts reflect LTIP units granted under our 2019 Plan during 2025 at threshold, target and maximum levels. The performance components and vesting provisions for the LTIP units are described above in the section titled “2025 LTI Program” on page 58.
2.	Amounts reflect RSUs granted during 2025 under our 2019 Plan. The vesting provisions for these awards are further described above in the sections titled “2025 LTI Program” on page 58.
3.	Amounts reflect the grant date fair value of RSUs and LTIP units under our annual LTI Programs or other awards, in each case as computed in accordance with the requirements of FASB ASC Topic 718. See section titled “2025 LTI Program” on page 58 for additional information regarding these awards.

The grant date fair value of the time-based RSUs and time-based LTIP units is calculated by multiplying the closing price of our common stock as reported by the NYSE for the date of grant, by the applicable number of RSUs or LTIP units.

The grant date fair value of the portion of the LTIP units granted in 2025 subject to performance conditions is computed based on a probable outcome assumption in accordance with the requirements of FASB ASC Topic 718. 60% of such LTIP units are subject to a market condition through the application of a TSR modifier and, as such, a Monte Carlo simulation model is applied in the valuation of those units, assuming expected volatility of 23.93%, dividend yield of 4.03% and risk-free rate of return of 3.90%. Each NEO paid $0.25 per unit for each performance-based LTIP unit.

68 2026 Proxy Statement	SIMON PROPERTY GROUP

Executive Compensation Tables

Outstanding Equity Awards at 2025 Fiscal Year-End

		STOCK AWARDS
					EQUITY INCENTIVE		EQUITY INCENTIVE
					PLAN AWARDS:		PLAN AWARDS:
					NUMBER OF		MARKET OR
					UNEARNED		PAYOUT VALUE
		NUMBER OF			SHARES, UNITS		OF UNEARNED
		SHARES OR		MARKET VALUE OF	OR OTHER		SHARES, UNITS OR
		UNITS THAT		SHARES OR UNITS	RIGHTS THAT		OTHER RIGHTS
		HAVE NOT		THAT HAVE NOT	HAVE NOT		THAT HAVE NOT
NAME	Type of Award	VESTED(#)		VESTED($) (1)	VESTED(#)		VESTED($) (1)
David Simon	RSU (2025 Grant)	9,320	(2)	$1,725,225	—		$—
	RSU (2024 Grant)	16,413	(2)	$3,038,210	—		$—
	RSU (2023 Grant)	20,619	(2)	$3,816,783	—		$—
	2024 OPI LTI	224,537	(4)	$41,564,044	—		$—
	2025 LTIP Units	—		$—	54,938	(5)	$10,169,573
	2024 LTIP Units	—		$—	97,121	(6)	$17,978,068
	2023 LTIP Units	124,901	(7)	$23,120,424	—		$—
	2022 LTIP Units	37,109	(7)	$6,869,247	—		$—
Brian J. McDade	RSU (2025 Grant)	3,995	(2)	$739,514	—		$—
	RSU (2024 Grant)	4,924	(2)	$911,482	—		$—
	Restricted Stock (2023)	2,175	(3)	$402,614	—		$—
	RSU (2023 Grant)	5,155	(2)	$954,242	—		$—
	Restricted Stock (2022)	1,572	(3)	$290,993	—		$—
	2024 OPI LTI	39,294	(4)	$7,273,712	—		$—
	2025 LTIP Units	—		$—	23,545	(5)	$4,358,415
	2024 LTIP Units	—		$—	29,137	(6)	$5,393,550
	2023 LTIP Units	31,226	(7)	$5,780,245	—		$—
	2022 LTIP Units	8,298	(7)	$1,536,043	—		$—
Eli Simon	RSU (2025 Grant)	3,995	(2)	$739,514	—		$—
	Restricted Stock (2024)	3,026	(3)	$560,143	—		$—
	RSU (2024 Grant)	3,283	(2)	$607,716	—		$—
	Restricted Stock (2023)	2,175	(3)	$402,614	—		$—
	RSU (2023 Grant)	3,093	(2)	$572,545	—		$—
	Restricted Stock (2022)	1,572	(3)	$290,993	—		$—
	2024 OPI Stock	31,575	(4)	$5,844,848	—		$—
	2025 LTIP Units	—		$—	23,545	(5)	$4,358,415
	2024 LTIP Units	—		$—	19,425	(6)	$3,595,762
	2023 LTIP Units	18,736	(7)	3,468,221	—		$—
	2022 LTIP Units	5,188	(7)	$960,351	—		$—
Steven E. Fivel	RSU (2025 Grant)	3,329	(2)	$616,231	—		$—
	RSU (2024 Grant)	4,104	(2)	$759,691	—		$—
	Restricted Stock (2023)	2,175	(3)	$402,614	—		$—
	RSU (2023 Grant)	4,124	(2)	$763,394	—		$—
	Restricted Stock (2022)	1,572	(3)	$290,993	—		$—
	2024 OPI LTI	39,294	(4)	$7,273,712	—		$—
	2025 LTIP Units	—		$—	19,622	(5)	$3,632,228
	2024 LTIP Units	—		$—	24,281	(6)	$4,494,656
	2023 LTIP Units	24,981	(7)	$4,624,233	—		$—
	2022 LTIP Units	6,225	(7)	$1,152,310	—		$—
John Rulli	RSU (2025 Grant)	3,329	(2)	$616,231	—		$—
	RSU (2024 Grant)	4,104	(2)	$759,691	—		$—
	Restricted Stock (2023)	2,175	(3)	$402,614	—		$—
	RSU (2023 Grant)	4,124	(2)	$763,394	—		$—
	Restricted Stock (2022)	1,572	(3)	$290,993	—		$—
	2024 OPI LTI	11,227	(4)	$2,078,230	—		$—
	2025 LTIP Units	—		$—	19,622	(5)	$3,632,228
	2024 LTIP Units	—		$—	24,281	(6)	$4,494,656
	2023 LTIP Units	24,981	(7)	$4,624,233	—		$—
	2022 LTIP Units	6,225	(7)	$1,152,310	—		$—
1.	The amounts shown in these columns are determined based on $185.11, the closing price of our common stock as reported by the NYSE for December 31, 2025. Future vesting schedules described in the notes below reflect vesting schedules in effect as of December 31, 2025, and, in the case of Mr. David Simon, do not reflect his passing on March 22, 2026.

SIMON PROPERTY GROUP	2026 Proxy Statement 69

Executive Compensation Tables

2.	The RSUs granted in 2025 (2025 Grant) will vest on March 3, 2028. The RSUs granted in 2024 (2024 Grant) will vest on March 6, 2027. The RSUs granted in 2023 (2023 Grant) vested on March 1, 2026. The vesting of these RSUs is subject to the applicable grantee’s continued service through the vesting date.
3.	The amounts shown represent restricted stock earned and settled in 2025, 2024 and 2023 under the 2024, 2023 and 2022 Corporate ICP, respectively. For the restricted stock issued in 2025, one-third of the underlying shares will vest on April 1, 2026, and the remaining two-thirds of the underlying shares will vest on April 1, 2027, and April 1, 2028, in equal amounts. For the restricted stock issued in 2024, one-half of the underlying shares will vest on April 1, 2026, and the remaining one-half of the underlying shares will vest on April 1, 2027. For the restricted stock issued in 2023, the remaining unvested shares will vest on April 1, 2026. The vesting of these restricted stock awards is subject to the grantee’s continued service through the vesting date.
4.	The amounts shown represent time-based LTIP units granted on August 29, 2024, pursuant to the A&R OPI Program. The 2024 OPI LTIP units will vest in equal parts on the first five anniversaries of the grant date. In the case of Eli Simon, who was issued OPI stock, the shares of stock issued under this grant vest in equal parts on the first four anniversaries of the grant date. The vesting of these awards is subject to the grantee’s continued service through each such vesting date.
5.	The amounts shown represent performance-based LTIP units granted on March 3, 2025, pursuant to the 2019 Plan. The performance period for these LTIP units will end on December 31, 2027. Once earned, these 2025 LTIP units will vest on January 1, 2029, subject to the grantee’s continued service through such vesting date. With respect to these 2025 LTIP unit awards, the number of units that would have been earned based on actual results for the period commencing on the first day of the applicable performance period and ending on December 31, 2025 (rather than the end of the actual performance period) was above the maximum level of performance. Consequently, in accordance with SEC rules, the number of LTIP units shown represents the number of LTIP units that may be earned during the performance period based on maximum performance.
6.	The amounts shown represent performance-based LTIP units granted on March 6, 2024. The performance period for the LTIP units granted to our NEOs during 2024 will end on December 31, 2026. Once earned, the 2024 LTIP units will vest on January 1, 2028, subject to the grantee’s continued service through such vesting date. With respect to the 2024 LTIP unit awards, the number of units that would have been earned based on actual results for the period commencing on the first day of the applicable performance period and ending on December 31, 2025 (rather than the end of the actual performance period), was above the maximum level of performance. Consequently, in accordance with SEC rules, the number of LTIP units shown represents the number of LTIP units that may be earned during the performance period based on maximum performance.
7.	The amounts shown for the 2023 LTIP Units represent LTIP units granted on March 1, 2023. The performance period for the 2023 LTIP units granted to our NEOs during 2023 ended on December 31, 2025. All earned 2023 LTIP units will vest on January 1, 2027. Further, the amounts shown for the 2022 LTIP Units represent LTIP units granted on March 11, 2022, and March 18, 2022, respectively. The performance period for the LTIP units granted to our NEOs during 2022 ended on December 31, 2024. All earned 2022 LTIP units vested on January 1, 2026. The vesting of these awards is subject to the grantee’s continued service through such vesting date.

70 2026 Proxy Statement	SIMON PROPERTY GROUP

Executive Compensation Tables

Option Exercises and Stock Vested in 2025(1)

	STOCK AWARDS(2)
	NUMBER OF SHARES		VALUE REALIZED
NAME	ACQUIRED ON VESTING		ON VESTING
David Simon	131,199	(3)	$22,940,691	(4)
Brian J. McDade	35,366	(5)	$6,124,551	(6)
Eli Simon	24,468	(5)	$4,259,077	(6)
Steven E. Fivel	30,598	(5)	$5,311,843	(6)
John Rulli	23,581	(5)	$4,044,152	(6)
1.	None of our NEOs exercised any stock options in 2025.
2.	Includes awards of restricted stock, RSUs and LTIP units that vested during 2025.
3.	For Mr. David Simon, includes 17,197 RSUs issued in 2022 which vested on March 18, 2025; 57,867 LTIP units issued in 2021 which vested on January 1, 2025; and 56,135 OPI LTI units issued in 2024 which vested on August 29, 2025.
4.	The value realized upon vesting of Mr. David Simon’s RSUs is calculated by multiplying $164.80, the closing price of our common stock as reported by the NYSE for March 18, 2025, by the number of RSUs that vested on such date, by multiplying $172.21, the closing price of our common stock as reported by the NYSE for December 31, 2024, by the number of LTIP units that vested on January 1, 2025, and by multiplying $180.66, the closing price of our common stock as reported by the NYSE for August 29, 2025, by the number of OPI LTI units that vested on such date.
5.	For each of Messrs. McDade, Eli Simon, Fivel and Rulli, includes 1,088 shares of restricted stock which were earned under the Company’s Corporate ICP in 2023 and 1,573 shares of restricted stock which were earned under the Company’s Corporate ICP in 2022. For Eli Simon, includes 1,263 shares of restricted stock which were earned under the Company’s Corporate ICP in 2021. All of these shares of restricted stock issued under the Corporate ICP plans vested on April 1, 2025. For Mr. McDade, includes 3,845 RSUs; for Mr. Eli Simon, includes 2,403 RSUs; and for Messrs. Fivel and Rulli, includes 2,884 RSUs, each of which were issued under the 2022 LTI Program and vested on March 11, 2025. For Messrs. McDade and Fivel, includes 9,824 OPI LTI units; for Mr. Eli Simon, includes 10,526 shares of OPI stock which were issued under the 2024 OPI LTI Program; and for Mr. Rulli, includes 2,807 OPI LTI units, each of which vested on August 29, 2025. For Mr. McDade, includes 19,036 LTI units; for Mr. Eli Simon, includes 7,615 LTI units; and for Messrs. Fivel and Rulli, includes 15,229 LTI units, each of which were earned under the 2021 LTI Program and vested on January 1, 2025.
6.	The value realized upon vesting of Messrs. McDade, Fivel, Rulli and Eli Simon’s restricted stock is calculated by multiplying $166.47, the closing price of our common stock as reported by the NYSE for April 1, 2025, by the number of shares of restricted stock that vested on April 1, 2025, by multiplying $163.48, the closing price of our common stock as reported by the NYSE for March 11, 2025, by the number of RSUs that vested on such date, by multiplying $172.21, the closing price of our common stock as reported by the NYSE for December 31, 2024, by the number of LTIP units that vested on January 1, 2025, and by multiplying $180.66, the closing price of our common stock as reported by the NYSE for August 29, 2025, by the number of OPI LTI units or OPI stock that vested on such date.

SIMON PROPERTY GROUP	2026 Proxy Statement 71

Executive Compensation Tables

Nonqualified Deferred Compensation in 2025

AGGREGATE
	EXECUTIVE	REGISTRANT	EARNINGS	AGGREGATE	AGGREGATE
	CONTRIBUTIONS	CONTRIBUTIONS	(LOSSES)	WITHDRAWALS/	BALANCE
NAME	IN LAST FY	IN LAST FY	IN LAST FY	DISTRIBUTIONS	AT LAST FYE
(A)	(B)	(C)	(D)	(E)	(F)
David Simon	$—	$—	$—	$—	$—
Brian J. McDade	$—	$—	$—	$—	$—
Eli Simon	$—	$—	$—	$—	$—
Steven E. Fivel	$—	$—	$—	$—	$—
John Rulli	$—	$—	$—	$—	$—

The assets of our deferred compensation plan are held in what is commonly referred to as a “rabbi trust” arrangement. This means the assets of the plan are subject to the claims of our general creditors in the event of our insolvency. The plan assets are invested by the trustee in its sole discretion. Payments of a participant’s elective deferrals are made as elected by the participant. These amounts would be paid earlier in the event of termination of employment or death of the participant, an unforeseen emergency affecting the participant as determined by the Compensation Committee or a change in control of the Company.

We have not made any contributions to the executive account of our deferred compensation plan since its inception in 1995. As a result, all contributions to and aggregate balances under our deferred compensation plan are composed entirely of contributions made by the executives from their salary, bonus or restricted stock awards for prior years and earnings on those amounts. The earnings do not represent above-market or preferential rates. The executives may vote and are entitled to receive dividends on their restricted stock awards in the plan.

Deferral elections are made by eligible executives each year for amounts to be earned or granted in the following year. An executive may defer all or a portion of salary, Annual Cash Incentive Compensation or awards under the 2019 Plan.

Executives may allocate their account balances among hypothetical investment options available under the deferral program, which vary depending upon the type of compensation being deferred.

None of the NEOs had an account balance in our deferred compensation plan during 2025, and no deferrals or contributions were made by or on behalf of any NEO.

72 2026 Proxy Statement	SIMON PROPERTY GROUP

Executive Compensation Tables

Estimated Post-Employment Payments Under Alternative Termination Scenarios

The following table sets forth the value of the benefits that would have been payable to each of the NEOs, assuming that the following events occurred on December 31, 2025. We do not disclose payments or other benefits under our 401(k) retirement plan and health and welfare plans because all salaried employees are entitled to the same benefits under those plans. Also, we do not include distributions from our deferred compensation plan because the amounts in that plan consist entirely of contributions made by the executives and earnings on those contributions. The amounts shown are only estimates of the amounts that would be payable to the executives upon termination of employment and do not reflect tax positions we may take or the accounting treatment of such payments. Actual amounts to be paid can only be determined at the time of separation.

As noted above, Mr. David Simon passed away on March 22, 2026, following the completion of our 2025 fiscal year. In accordance with SEC rules, the table below sets forth values that would have been payable to Mr. David Simon had each of the events below occurred on December 31, 2025 (the last day of our most recently completed fiscal year).

					TERMINATION BY THE
					COMPANY WITHOUT
					CAUSE OR RESIGNATION
	VOLUNTARY	TERMINATION BY			WITH GOOD REASON
	RESIGNATION OR	THE COMPANY	DEATH OR	CHANGE OF	FOLLOWING CHANGE IN
	RETIREMENT(1)	WITHOUT CAUSE	DISABILITY	CONTROL	CONTROL
David Simon
Severance Payment(2)	$—	$384,615	$—	$—	$384,615
Restricted Stock/RSUs(3)	$—	$—	$8,580,219	$8,580,219	$8,580,219
LTIP Unit Awards(4)	$—	$—	$86,811,550	$99,566,705	$99,566,705
TOTAL	$—	$384,615	$95,391,769	$108,146,924	$108,531,539
Brian J. McDade
Severance Payment(2)	$—	$214,201	$—	$—	$214,201
Restricted Stock/RSUs(3)	$—	$—	$3,298,845	$3,298,845	$3,298,845
LTIP Unit Awards(4)	$—	$—	$19,611,982	$24,309,090	$24,309,090
TOTAL	$—	$214,201	$22,910,827	$27,607,935	$27,822,136
Eli Simon
Severance Payment(2)	$—	$80,525	$—	$—	$80,525
Restricted Stock/RSUs(3)	$—	$—	$3,173,526	$3,173,526	$3,173,526
LTIP Unit Awards(4)	$—	$—	$14,104,325	$18,202,979	$18,202,979
TOTAL	$—	$80,525	$17,277,851	$21,376,505	$21,457,030
Steven E. Fivel
Severance Payment(2)	$—	$188,462	$—	$—	$188,462
Restricted Stock/RSUs(3)	$—	$—	$2,832,923	$2,832,923	$2,832,923
LTIP Unit Awards(4)	$—	$—	$17,234,128	$21,148,539	$21,148,539
TOTAL	$—	$188,462	$20,067,051	$23,981,462	$24,169,924
John Rulli
Severance Payment(2)	$—	$215,385	$—	$—	$215,385
Restricted Stock/RSUs(3)	$—	$—	$2,832,923	$2,832,923	$2,832,923
LTIP Unit Awards(4)	$—	$—	$12,045,662	$15,960,073	$15,960,073
TOTAL	$—	$215,385	$14,878,585	$18,792,996	$19,008,381
1.	The Compensation Committee may under certain circumstances, in connection with the retirement of a NEO, in its sole and absolute discretion, accelerate the vesting of some or all of the restricted stock, RSUs, or LTIP units held by such NEO.
2.	Determined by our current discretionary severance policy under which we may pay severance to full-time employees whose employment is involuntarily terminated in the event of certain reductions in force, mergers or outsourcings. The amount of the severance for exempt employees is generally one week of pay for every year of service up to a maximum of sixteen weeks of pay. The Company generally pays severance as a lump sum; however, under certain circumstances it might make a severance payment in installments over a period of time.
3.	Includes the unvested time-based RSUs granted with the annual LTIP grants in 2023, 2024 and 2025. Also, for Mr. McDade, Mr. Eli Simon, Mr. Fivel and Mr. Rulli, includes the unvested shares of restricted stock earned under the Corporate ICP in 2024, 2023 and 2022. The value is based on a stock price of $185.11, the closing price of our common stock as reported by the NYSE on December 31, 2025.

SIMON PROPERTY GROUP	2026 Proxy Statement 73

Executive Compensation Tables

4.	Death or Disability

With respect to death or disability, the amount represents the value of annual performance-based LTIP units and the time-based LTIP units granted under the A&R OPI Program held by the executive that would be deemed fully vested upon the executive’s termination due to death or disability (in the case of the time-based LTIP units) or at the time of the applicable Valuation Date (as such term is defined in the applicable LTIP grant agreement) as if the death or disability had not occurred (in the case of the performance-based LTIP units). Value is based on a stock price of $185.11, the closing price of our common stock as reported by the NYSE for December 31, 2025, net of the purchase price of $0.25 per unit (in the case of annual performance-based LTIP units). The award agreements for the annual performance-based LTIP units provide the following benefits if the executive’s employment terminates due to death or disability prior to the applicable Valuation Date: (a) the calculation of whether any annual LTIP units have been earned will be deferred until the Valuation Date; (b) the number of annual LTIP units that would have been earned shall be adjusted on a pro rata basis to reflect the number of days such executive worked over the total days in the performance period; and (c) such earned annual LTIP units shall immediately be fully vested. If death or disability occurs after the applicable Valuation Date, any annual LTIP units that have been earned but not yet vested shall immediately become fully vested.

Change of Control

With respect to a change of control of the Company prior to the Valuation Date, the amount represents the value of annual performance-based LTIP units and the time-based LTIP units granted under the A&R OPI Program held by the executive that would become vested or earned as a result of the change of control event. Value is based on a stock price of $185.11, the closing price of our common stock as reported by the NYSE for December 31, 2025, net of the purchase price of $0.25 per unit (in the case of the annual performance-based LTIP units). The calculation of whether any annual LTIP units have been earned will take place at the time of the change of control. If the executive has any earned annual LTIP units prior to any change of control, the vesting schedule for such earned annual LTIP units shall not accelerate but instead remain subject to the vesting period that would otherwise be applicable after any annual LTIP units became earned in the ordinary course.

Termination without Cause or Due to Good Reason after a Change of Control

The award agreements provide the following benefits with respect to the annual performance-based LTIP units if, prior to the Valuation Date, there is a change of control of the Company and the executive is terminated without cause, resigns his employment for good reason, or the award is not continued, assumed or replaced in connection with the change of control: (a) the calculation of whether any annual LTIP units have been earned will take place at the time of the change of control; and (b) any annual LTIP units earned in connection with the change of control shall immediately become fully vested. If the executive has any earned annual LTIP units prior to any change of control, the vesting schedule for such earned annual LTIP units shall not accelerate unless the executive is terminated without cause, resigns his employment for good reason, or the award is not continued, assumed or replaced in connection with the change of control, in each case, at such time all of the executive’s earned annual LTIP units shall immediately become fully vested.

74 2026 Proxy Statement	SIMON PROPERTY GROUP

2025 Pay Ratio Disclosure

As required by Section 953(b) of the Dodd Frank Wall Street Reform and Consumer Protection Act and in accordance with Item 402(u) of Regulation S-K, we are providing the following disclosure about the relationship of the total annual compensation of Mr. David Simon, our CEO during 2025, to the total annual compensation of our median compensated employee within our worldwide workforce. To understand this disclosure, we think it is important to give context to our operations. Our corporate headquarters are in Indianapolis, Indiana. We own, develop and manage premier shopping, dining, entertainment and mixed-use destinations. As of December 31, 2025, we owned or held an interest in 212 income producing properties in 38 states and Puerto Rico. Internationally, as of December 31, 2025, we had ownership interests in 42 properties primarily located in Asia, Europe and Canada. Notwithstanding our international properties, fewer than 5% of our employees are located outside of the United States. We strive to create a global compensation program, which is competitive in terms of both the position and the geographic location in which the employee is located. Accordingly, our pay structures vary amongst employees based on position and geographic location.

Identification of Median Employee

There were no material changes to the Company’s employee population or compensation arrangements during 2025 that we believe would significantly impact the Company’s 2025 pay ratio disclosure. Accordingly, as permitted by SEC executive compensation disclosure rules, we are electing to use the same median employee as was used for purposes of our 2024 pay ratio disclosure.

In calculating the Company’s 2024 pay ratio we selected October 1, 2024, as the date on which to determine our median employee. As of that date, we had approximately 2,800 employees, of which 37 were located outside of the U.S. To determine our median employee, we considered employees who were employed by the Company or any of its wholly owned or consolidated subsidiaries on the calculation date, whether the employees were full-time, part-time, seasonal, or temporary.

For purposes of calculating the compensation of our employees to determine the median employee we measured compensation using the 12-month period ending December 31, 2024, and used a consistently applied compensation measure that consists of the elements described below:

●	Salary: Including base salary, pay for time worked, premium pay (e.g., overtime) and differentials (e.g., holiday worked).
●	Bonus: Including variable pay such as annual bonuses, spot bonuses, and commissions.

In determining the total annual compensation of the median employee, we calculated such employee’s compensation in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the 2025 Summary Compensation Table with respect to each of the NEOs.

2025 Pay Ratio

For 2025, our last completed fiscal year, the Company has made the following calculations in accordance with the rules of the SEC:

●	The total annual compensation of our median employee, who is a Senior Analyst located at our corporate headquarters in Indianapolis, Indiana, other than our CEO during 2025, was $78,989.
●	The total annual compensation of our CEO during 2025, as reported in the “Total” column of the 2025 Summary Compensation Table, was $11,663,678.

Based on this information, the ratio of the total annual compensation of our CEO to the total annual compensation of our median employee is estimated to be 148 to 1.

We believe that this pay ratio reflects a reasonable estimate consistent with SEC rules based on the methodology we described above. Because SEC rules for identifying a median compensated employee allow companies to apply certain exclusions, include estimates, and adopt different methodologies that reflect their employee population and compensation practices, the ratio above may not be comparable to the CEO pay ratio reported by other companies.

SIMON PROPERTY GROUP	2026 Proxy Statement 75

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans as of December 31, 2025.

NUMBER OF SECURITIES
REMAINING
	NUMBER OF SECURITIES TO		WEIGHTED-AVERAGE	AVAILABLE FOR FUTURE
	BE ISSUED UPON EXERCISE		EXERCISE PRICE OF	ISSUANCE
	OF OUTSTANDING OPTIONS,		OUTSTANDING OPTIONS,	UNDER EQUITY
PLAN CATEGORY	WARRANTS AND RIGHTS		WARRANTS AND RIGHTS	COMPENSATION PLANS

Equity compensation plans approved by security holders(1)	156,418	(2)	$—	4,881,088	(3)

Equity compensation plans not approved by security holders	—		$—	—

TOTAL	156,418		$—	4,881,088

1.	Consists of the 2019 Plan, which was approved by shareholders at the 2019 Annual Meeting held on May 8, 2019.
2.	Includes RSUs. Outstanding LTIP units are excluded because, although the LTIP units are exchangeable for shares of the Company’s common stock on a one-for-one basis, or cash, such selection is in the Company’s sole discretion.
3.	The 2019 Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, RSUs, common stock and performance units, including LTIP units.

76 2026 Proxy Statement	SIMON PROPERTY GROUP

Pay Versus Performance

The following tables set forth information concerning the compensation of our NEOs and our financial performance for the fiscal years ended December 31, 2025, 2024, 2023, 2022, and 2021.

	SUMMARY		AVERAGE	AVERAGE	VALUE OF INITIAL FIXED $100
	COMPENSATION		SUMMARY	COMPENSATION	INVESTMENT BASED ON:
	TABLE TOTAL	COMPENSATION	COMPENSATION	ACTUALLY		PEER GROUP
	FOR PRINCIPAL	ACTUALLY	TABLE	PAID TO	TOTAL	TOTAL		REAL ESTATE
	EXECUTIVE	PAID TO	TOTAL FOR	NON-PEO	SHAREHOLDER	SHAREHOLDER	NET	FFO
	OFFICER (“PEO”)	PEO	NON-PEO NEOS	NEOS	RETURN	RETURN	INCOME	PER SHARE
YEAR	($)(1)	($)(2)	($)(3)	($)(4)	($)	($)(5)	($ in 000s)(6)	($)(7)
2025	11,663,678	31,738,170	4,583,176	8,121,241	283	174	5,364,120	12.73
2024	61,394,770	81,595,925	8,896,713	13,401,627	251	166	2,729,021	12.24
2023	15,564,307	22,397,338	3,544,111	5,557,380	198	146	2,617,018	11.78
2022	35,667,783	30,033,524	5,554,461	3,916,326	153	132	2,452,385	11.39
2021	10,475,192	24,351,704	2,512,245	5,726,224	196	152	2,568,707	10.51
1.	Represents the amount reported for each of the corresponding years in the “Total” column of the Summary Compensation Table for Mr. David Simon, the Company’s CEO through 2025.
2.	Represents the amount of “compensation actually paid” to Mr. David Simon, as computed in accordance with Item 402(v) of Regulation S- K. This amount does not reflect the total compensation actually realized or received by Mr. David Simon. In accordance with Item 402(v) of Regulation S-K, these amounts reflect “Total” compensation as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

EQUITY AWARD ADJUSTMENTS (PEO) (A)
				CHANGE IN FV	CHANGE IN FV
		DEDUCTION FOR		OF AWARDS GRANTED IN	OF AWARDS
		AMOUNTS	INCREASE BASED ON	PRIOR FY THAT	GRANTED IN	INCREASED
		REPORTED UNDER	ASC 718 FV OF	WERE OUTSTANDING	PRIOR FY THAT	BASED ON
		THE “STOCK	AWARDS GRANTED	AND UNVESTED	VESTED IN THE	DIVIDENDS OR
		AWARDS” AND	IN THE APPLICABLE	AS OF APPLICABLE	APPLICABLE FY,	OTHER EARNINGS
		“OPTION AWARDS”	FY THAT REMAIN	FY END DETERMINED	DETERMINED	PAID DURING
		COLUMNS IN THE	UNVESTED AS OF	BASED ON CHANGE	BASED ON CHANGE	APPLICABLE
	PEO	SCT FOR THE	APPLICABLE FY END,	IN ASC 718 FV	IN ASC 718 FV	FY PRIOR	COMPENSATION
	REPORTED	APPLICABLE	DETERMINED AS OF	FROM PRIOR FY END	FROM PRIOR FY END	TO VESTING	ACTUALLY
	SCT TOTAL	FISCAL YEAR	APPLICABLE FY END	TO APPLICABLE FY END	TO VESTING DATE	DATE	PAID TO PEO
YEAR	$	$	$	$	$	$	$
2025	11,663,678	7,000,261	6,981,664	16,877,286	346,911	2,868,892	31,738,170
(A)	The fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during the 2021, 2022, 2023, 2024 and 2025 fiscal years. Adjustments for the items shown in the table above for fiscal year 2025 were also made for the 2021, 2022, 2023 and 2024 fiscal years. Fair values as of each measurement date were determined using valuation assumptions and methodologies (including volatility, dividend yield, and risk-free interest rates) that are stock units, fair values were estimated using a Monte Carlo simulation model, using assumptions that are consistent with those used at grant. For other performance-based awards, the fair values reflect the probable outcome of the performance vesting conditions as of the last day of the applicable fiscal year.
3.	Represents the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. David Simon) for each of the corresponding years in the “Total” column of the Summary Compensation Table. The names of each of the NEOs included for these purposes in each applicable year are as follows:

YEAR	PEO	NEOs included in Average
2025	David Simon	Brian J. McDade, Eli Simon, Steven E. Fivel, and John Rulli
2024	David Simon	Brian J. McDade, Steven E. Fivel, John Rulli, and Adam J. Reuille
2023	David Simon	Brian J. McDade, Steven E. Fivel, John Rulli, and Adam J. Reuille
2022	David Simon	Brian J. McDade, Steven E. Fivel, John Rulli, and Adam J. Reuille
2021	David Simon	Brian J. McDade, Steven E. Fivel, John Rulli, and Alexander L.W. Snyder

SIMON PROPERTY GROUP	2026 Proxy Statement 77

Pay Versus Performance

4.	Represents the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. David Simon), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with Item 402(v) of Regulation S-K, these amounts reflect “Total” compensation as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

EQUITY AWARD ADJUSTMENTS (NON-PEO NEOS) (A)
CHANGE IN
FV OF AWARDS
				GRANTED IN PRIOR	CHANGE IN
		DEDUCTION FOR		FY THAT WERE	FV OF AWARDS
		AMOUNTS		OUTSTANDING AND	GRANTED IN
		REPORTED	INCREASE BASED	UNVESTED AS OF	PRIOR FY THAT
		IN THE	ON ASC 718	APPLICABLE	VESTED IN THE	INCREASED
		“STOCK AWARDS”	FAIR VALUE OF	FY END	APPLICABLE FY,	BASED ON
		AND “OPTION	AWARDS GRANTED	DETERMINED	DETERMINED	DIVIDENDS OR
		AWARDS”	IN THE APPLICABLE	BASED ON	BASED	OTHER
	AVERAGE	COLUMNS	FY THAT REMAIN	CHANGE IN	ON CHANGE IN	EARNINGS	AVERAGE
	NON-PEO	IN THE	UNVESTED AS OF	ASC 718 FV FROM	ASC 718 FV	PAID DURING	COMPENSATION
	NEO	SCT FOR THE	APPLICABLE FY END,	PRIOR FY END TO	FROM	APPLICABLE FY	ACTUALLY
	REPORTED	APPLICABLE	DETERMINED AS OF	APPLICABLE	PRIOR FY END	PRIOR TO	PAID TO
	SCT TOTAL	FISCAL YEAR	APPLICABLE FY END	FY END	TO VESTING DATE	VESTING DATE	NON-PEO NEOS
YEAR	$	$	$	$	$	$	$
2025	4,583,176	2,750,338	2,883,063	2,865,456	26,364	513,519	8,121,241

5.	The peer group used for this purpose is the following published industry index: FTSE NAREIT Equity Retail Index.
6.	Represents the amount of net income reflected in the Company’s audited financial statements for the applicable year.
7.	GAAP reconciliation of our reported FFO per share to real estate FFO per share for the years 2023, 2024 and 2025 is included in our filed Annual Report on form 10-K for the year ending December 31, 2025 on pages 75-77, and real estate FFO per share for 2022 includes adjustments consistent with those applied for the years 2023, 2024 and 2025. Real estate FFO for 2021 includes adjustments consistent with those made and reported in our 2025 Form 10-K to diluted FFO.

78 2026 Proxy Statement	SIMON PROPERTY GROUP

Pay Versus Performance

Tabular List

The table below represents the most important financial performance measures used by the Company to link compensation actually paid to our NEOs to Company performance for fiscal year ended December 31, 2025, as discussed further in our Compensation Discussion and Analysis.

Real Estate FFO per Share
Absolute TSR
EBITDA

Depiction of Compensation Actually Paid and Company Performance

The graphs below provide an illustration of the relationship between the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, and (i) real estate FFO per share, (ii) Company TSR and Peer Group TSR, and (iii) GAAP Net Income, in each case, for the fiscal years ended December 31, 2021, 2022, 2023, 2024, and 2025.

Compensation Actually Paid vs Real Estate FFO per share

SIMON PROPERTY GROUP	2026 Proxy Statement 79

Pay Versus Performance

Compensation Actually Paid vs Company Total Shareholder Return and Peer Group Shareholder Return

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends were reinvested.

Compensation Actually Paid vs Net Income

80 2026 Proxy Statement	SIMON PROPERTY GROUP

Assessment of Compensation-Related Risks

The Company believes that our compensation policies and practices appropriately balance near-term performance with sustainable long-term value creation, and that they do not encourage unnecessary or excessive risk taking. In 2025, the Company’s management conducted an extensive review of the design and operation of our compensation program, and their findings were presented to the Compensation Committee. The review included an assessment of the level of risk associated with the various elements of compensation. Based on this review and assessment, the Company believes that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

SIMON PROPERTY GROUP	2026 Proxy Statement 81

Proposal 3: Ratification of Independent Registered Public Accounting Firm

The Audit Committee has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm for 2026. Shareholders have the opportunity to ratify that selection in an advisory vote.

For information on fees paid to EY during 2024 and 2025 and the Audit Committee’s pre-approval policies and procedures, please see the Report of the Audit Committee, which follows this proposal. Representatives of EY will be present at the 2026 Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to questions.

If the holders of a majority of voting shares voting on this matter do not approve the proposal, the Audit Committee will take into consideration the views of the shareholders and may, but will not be required to, appoint a different independent registered public accounting firm.

The Audit Committee and the Board Unanimously Recommend that Shareholders Vote “FOR” Ratification of the Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for 2026.

82 2026 Proxy Statement	SIMON PROPERTY GROUP

Report of the Audit Committee

The Audit Committee is responsible for monitoring the integrity of the Company’s consolidated financial statements, the qualifications, performance and independence of the Company’s independent registered public accounting firm, the performance of the Company’s internal auditor and the Company’s compliance with legal and regulatory requirements. We have the sole authority to appoint or replace the Company’s independent registered public accounting firm as well as approve their compensation. In addition, we have responsibility to oversee them. The Audit Committee operates under a written charter adopted by the Board which can be found on our website at https://investors.simon.com/corporate-governance/committee-composition. The Audit Committee currently has six members, and the Board has determined that each is a financial expert in accordance with the rules adopted by the SEC. The Board has also determined that each of the members of the Audit Committee is independent under the standards of director independence established under our Governance Principles, NYSE listing standards, and applicable securities laws.

Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States and for management’s report on internal controls over financial reporting. The Company’s independent registered public accounting firm is responsible for auditing the consolidated financial statements and expressing an opinion on the financial statements and the effectiveness of internal controls over financial reporting. Our responsibility is to oversee and review the financial reporting process and to review and discuss management’s report on internal controls over financial reporting. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to the independence of the independent registered public accounting firm. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent registered public accounting firm.

We held nine meetings during 2025. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the Company’s internal auditor, and its independent registered public accounting firm, EY.

We discussed with the Company’s internal auditor and EY the overall scope and plans for their respective audits. We met with the internal auditor and EY, with and without management present, to discuss the results of their examinations and their evaluations of the Company’s internal controls. We reviewed and discussed the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002, including consideration of the Public Company Accounting Oversight Board’s (“PCAOB”) Auditing Standard 2201, An Audit of Internal Control Over Financial Reporting That is Integrated with an Audit of Financial Statements.

We discussed with management the Company’s major financial risk exposures and the steps management has taken to monitor and regulate such exposures, including the Company’s risk assessment and risk management processes. During the course of 2025, we received reports from management on the Company’s mandatory training program designed to increase employee cybersecurity awareness, as well as reports on various information technology and personnel upgrades aimed at improving the Company’s security and integrity of networks and related systems to mitigate the risks associated with security breaches through cyber-attacks, or cyber intrusions.

We reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2025, with management, the internal auditor and EY. We reviewed EY’s report on our financial statements, which indicated that the financial statements present fairly, in all material respects, our financial position and results of operations and cash flows in conformity with accounting principles generally accepted in the United States. We reviewed and discussed with management, the internal auditor and EY management’s report on the effectiveness of internal controls over financial reporting and EY’s report on internal controls over financial reporting. We also discussed with management and the internal auditor the process used to support certifications by the Company’s CEO and CFO that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany the Company’s periodic filings with the SEC and the processes used to support management’s report on the Company’s internal control over financial reporting.

We also discussed with EY all matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, we discussed with EY and management the PCAOB’s Auditing Standard 3101, The Auditor’s Report on

SIMON PROPERTY GROUP	2026 Proxy Statement 83

Report of the Audit Committee

an Audit of Financial Statements When the Auditor Expresses an Unqualified Opinion, and EY’s process for identifying critical audit matters for the Company.

We also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent auditor’s communications with us concerning independence, and we discussed with EY the independence of that firm.

When analyzing EY’s independence, we considered the services EY provided to the Company beyond those rendered in connection with its audit of the Company’s consolidated financial statements, including (i) its audit of the effectiveness of internal controls over financial reporting and (ii) its reviews of the Company’s quarterly unaudited consolidated financial statements, and whether such items were compatible with EY maintaining its independence. We concluded that the provision of such non-audit services by EY in the past year has not jeopardized EY’s independence.

Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee charter, we recommended to the Board that the Company’s audited consolidated financial statements for the year ended December 31, 2025, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

The Audit Committee has also selected EY as the Company’s independent registered public accounting firm for the year ended December 31, 2026, based on our belief that it is in the best interest of the Company and the shareholders, and will present the selection to the shareholders for ratification at the meeting. In connection with this decision, the Audit Committee assessed the independent auditor’s performance. This assessment examined three primary criteria: (1) the independent auditor’s qualifications and experience; (2) the communication and interactions with the independent auditor over the course of the year; and (3) the independent auditor’s independence, objectivity, and professional skepticism. These criteria were discussed with management during a private session, as well as in executive session.

EY has served as the Company’s auditor since 2002. We approve all audit and permissible non-audit services to be provided to the Company by EY prior to commencement of services. We have delegated to the Chairman of the Audit Committee the authority to approve specific services up to specified individual and aggregate fee amounts. Any approval decisions are presented to the full Audit Committee at the next scheduled meeting after such approvals are made.

The Company has incurred the fees set forth below for services provided by EY, as the independent registered public accounting firm of the Company and the Operating Partnership, and for the services provided to our managed consolidated and joint venture properties and our consolidated non-managed properties. The Audit Committee has final approval with respect to the amount of these fees. EY has advised us that it has billed or will bill these indicated amounts for the following categories of services for the years ended December 31, 2025 and 2024, respectively:

	2025	2024
Audit Fees(1)	$5,570,000	$5,201,000
Audit-Related Fees(2)	$6,106,000	$6,073,000
Tax Fees(3)	$250,000	$298,000
All Other Fees	$—	$—
1.	Audit Fees include fees for the audits of the financial statements and the effectiveness of internal controls over financial reporting and quarterly reviews for Simon and the Operating Partnership and services associated with the related SEC registration statements, periodic reports, and other documents issued in connection with securities offerings This category may vary year-over-year and is directly tied to the level of capital markets and transaction related activities in any given year.
2.	Audit‑Related Fees include audits of individual or portfolios of properties and schedules to comply with lender, joint venture partner or contract requirements, services related to pre-implementation reviews of certain information technology applications, audit services related to our employee benefit plan, and due diligence services in relation to acquisition-related activities for our managed consolidated and joint venture entities and our consolidated non‑managed entities. Our share of these Audit‑Related Fees was approximately 64% and 64% for the years ended 2025 and 2024, respectively.
3.	Tax Fees include fees for international and other tax consulting services, tax due diligence, and tax return compliance services associated with the tax returns for certain managed joint ventures as well as other miscellaneous tax compliance services. Our share of these Tax Fees was approximately 64% and 70% in 2025 and 2024, respectively.

The Audit Committee:
Marta R. Stewart, Chair	Larry C. Glasscock
Nina P. Jones	Reuben S. Leibowitz
Randall J. Lewis	Stefan M. Selig

84 2026 Proxy Statement	SIMON PROPERTY GROUP

Human Capital Management

Recruitment and Talent Retention

In our efforts to maintain our position as an industry leader, we believe that it is essential that we attract top-tier talent across every facet of our business. Our approach to talent acquisition reflects our understanding that exceptional people are the foundation of exceptional results. That is why we continue to focus our efforts to actively seek out, advance, and reward individuals who embrace our commitment to the highest standards of excellence in all that we do. We recognize that building a world-class team requires ongoing dedication, thoughtful engagement, and a commitment to creating an environment where talented individuals can thrive and grow. We remain steadfast in our belief that by investing in our people and creating opportunities for meaningful contribution, we will continue to attract individuals who share our vision and are committed to helping us achieve our long-term strategic objectives.

Associate Development and Engagement

Simon believes that our people are the key to our competitive advantage. We understand that a highly engaged and well-developed workforce is essential to achieving our operational and strategic goals. Our commitment to our employees extends beyond traditional employment relationships; we seek to foster a culture of continuous learning, professional growth, and mutual respect. To further our objective to continuously grow our talent from within, we are committed to providing a variety of professional development opportunities designed to help our employees acquire the skills they need to reach their full potential at Simon. Our human capital development strategy incorporates a variety of training topics and delivery methods that have been tailored to meet the unique needs of each component of our business. Through these initiatives, we aim to cultivate a workforce that is not only skilled and knowledgeable but also deeply connected to our mission and values.

Compensation

Compensation and benefit programs continue to focus on supporting our initiatives to recruit and retain key and top talent. We recognize that competitive compensation is a cornerstone of attracting and retaining the talented individuals who drive our success. Our philosophy is grounded in the belief that fair, transparent and competitive compensation practices contribute to a positive workplace culture and reinforce our commitment to our employees. Our compensation practices are focused on rewarding for performance and achieving financial and operational goals. We believe that employees who contribute to our success should share in that success through compensation structures that recognize and reward their efforts. Our compensation practices also are aimed to align pay levels to internal comparatives among peers within the organization that have similar job functions, scopes, level of performance, experience, individual contributions, key skills and abilities, and competencies. As an ongoing practice we benchmark our jobs and compensation levels to strive to be market competitive, provide competitive pay for our top performers, and maintain pay transparency across all demographics. We continually review and refine our compensation programs to ensure they remain aligned with evolving market conditions and support our broader human capital objectives.

Health and Well-Being

Simon’s health and welfare program includes a holistic incentive-based wellbeing program that promotes general wellbeing as well as early detection of preventable care and managing chronic ongoing health conditions. We believe that supporting the health and well-being of our employees is not only the right thing to do but also contributes to a more engaged, productive, and resilient workforce. We support employees through personalized health assessments and annual physical exams, which generate personalized goals and recommendations. We are committed to providing resources that empower our employees to take an active role in managing their health and achieving their personal wellness goals. As part of the ongoing nature of the program, incentives are built in to work with lifestyle and case management coaches for health conditions, including weight management, stress, and tobacco use. Simon also offers high-touch counseling for long-term health conditions such as diabetes.

SIMON PROPERTY GROUP	2026 Proxy Statement 85

Additional Information

Please Vote

It is very important that you vote to play a part in the future of Simon. New York Stock Exchange (“NYSE”) rules provide that if your shares are held through a broker, bank, or other nominee, they cannot vote on your behalf on non-discretionary matters without your instruction.

You may vote using any of the following methods:

●	In advance:
—	Internet: Go to www.proxyvote.com until 11:59 p.m. EDT on May 12, 2026
—	Telephone: Call 1-800-690-6903 until 11:59 p.m. EDT on May 12, 2026
—	Mail: Complete, sign, and return your proxy or voting instruction card
—	QR Code: Scan the QR code that appears here:

—	Online during the meeting: Please visit online and follow instructions at:

www.virtualshareholdermeeting.com/SPG2026

Electronic Delivery to Support Simon Youth Foundation

The Company will make a $1.00 charitable contribution to the Simon Youth Foundation (www.syf.org) on behalf of each shareholder who signs up for electronic delivery of our proxy materials. To sign up for electronic delivery, please visit www.proxyvote.com with your proxy card, which contains your control number, in-hand, and follow the instructions to indicate that you agree to receive or access proxy materials electronically in future years. The Simon Youth Foundation is a national 501(c)(3) nonprofit committed to helping students graduate by partnering with public school districts to help curb the dropout epidemic and awarding scholarships to students. The Simon Youth Foundation received a contribution amount of $4,398.00 in 2025 from the Company through this effort.

Annual Report

Our Annual Report (which includes our Annual Report on Form 10-K for the year ended December 31, 2025, including financial statements audited by EY, our independent registered public accounting firm, and EY’s report thereon) is available to our shareholders on the Internet as described in the Notice. In addition, a copy of our Annual Report will be sent to any shareholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to: Investor Relations, Simon Property Group, Inc., 225 W. Washington Street, Indianapolis, Indiana 46204. Our Annual Report is also available and may be accessed free of charge at annualreports.simon.com and is filed by us electronically with the SEC and available at its website, www.sec.gov.

86 2026 Proxy Statement	SIMON PROPERTY GROUP

Additional Information

Shareholder Proposals at Our 2027 Annual Meeting

Rule 14a-8 Shareholder Proposals

To be considered for inclusion in the proxy materials for the 2027 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Exchange Act, a shareholder proposal made pursuant to such rule must be received by the General Counsel and Secretary of the Company, Steven E. Fivel, at 225 W. Washington Street, Indianapolis, Indiana 46204, by the close of business on December 2, 2026. For any such proposal to be considered for inclusion, it should be delivered by U.S. Postal Service Priority Mail Express with proof of delivery or an internationally recognized overnight carrier (providing proof of delivery). If the date of such meeting is changed by more than 30 days from May 13, 2027, the proposal must be received by the Company at a reasonable time before the Company begins to print and send its proxy materials. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 promulgated under the Exchange Act and any other applicable laws and regulations.

Shareholder Proposals or Other Business Outside of the Rule 14a-8 Process

The Company’s Bylaws also establish an advance notice procedure for shareholders who wish to present a proposal of business or nominate a director before an Annual Meeting of Shareholders but do not intend for the proposal to be included in the Company’s Proxy Statement pursuant to Rule 14a-8. Pursuant to the Company’s Bylaws, such a proposal of business or nomination of a director may be brought before the meeting by a shareholder who is entitled to vote at such meeting and who gives timely notice of such proposal or nomination and otherwise satisfies the applicable requirements. To be timely for the 2027 Annual Meeting of Shareholders, such notice should be delivered by U.S. Postal Service Priority Mail Express with proof of delivery or an internationally recognized overnight carrier (providing proof of delivery) and must be received by the General Counsel and Secretary of the Company, Steven E. Fivel, at 225 W. Washington Street, Indianapolis, Indiana 46204, by the close of business on January 13, 2027. If the date of the 2027 Annual Meeting of Shareholders is changed by more than 30 days from May 13, 2027, the proposal must be received by the Company not later than the close of business on the later of 120 calendar days in advance of the 2027 Annual Meeting of Shareholders or 10 calendar days following the date upon which public announcement of the date of the meeting is first made.

Proxy Access

The Company’s Bylaws also establish a proxy access provision for shareholders who wish to include director nominees in the Company’s proxy statement. Pursuant to our Bylaws, a shareholder, or a group of up to 20 shareholders, owning at least three percent of the Company’s outstanding common stock continuously for the last three years, is able to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two nominees or 20% of the number of directors on the Board that the common shareholders are entitled to elect, provided that the shareholders and nominees satisfy the other requirements in our Bylaws, including that timely notice of such director nomination is provided.

To be timely for the 2027 Annual Meeting of Shareholders, such notice should be delivered by U.S. Postal Service Priority Mail Express with proof of delivery or an internationally recognized overnight carrier (providing proof of delivery), and must be received by the General Counsel and Secretary of the Company, Steven E. Fivel, at 225 W. Washington Street, Indianapolis, Indiana 46204, not later than December 2, 2026, nor earlier than November 2, 2026. If the date of the 2027 Annual Meeting of Shareholders is changed more than 30 days from May 13, 2027, the notice must be received no later than the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made. For more information on our proxy access provision, see the section titled “Policies on Corporate Governance” on page 10 in the “Corporate Governance” section of this Proxy Statement.

In addition to satisfying the applicable requirements in the Company’s Bylaws, to comply with universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 15, 2027.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2026 Annual Meeting of Shareholders.

SIMON PROPERTY GROUP	2026 Proxy Statement 87

Additional Information

Where You Can Find More Information

We are subject to the informational requirements of the Exchange Act and thus file periodic reports and other information with the SEC. These reports and other information are filed by us electronically with the SEC and are available at its website, www.sec.gov.

Incorporation By Reference

To the extent this Proxy Statement has been or will be specifically incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement, titled, “Compensation and Human Capital Committee Report” and “Report of the Audit Committee” should not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

88 2026 Proxy Statement	SIMON PROPERTY GROUP

Frequently Asked Questions and Answers

Who is Eligible to Vote?

You are eligible to vote on all matters presented to the shareholders at the meeting if you own shares of our common stock, par value $.0001 per share, at the close of business on the Record Date. All of the Class B common stock is subject to voting trusts as to which Mr. Eli Simon is the voting trustee. The Board is not soliciting proxies in respect of the Class B common stock.

How Many Shares May Vote at the Meeting?

On the Record Date, there were outstanding 324,840,186 shares of common stock and 8,000 shares of Class B common stock. As a result, a total of 324,848,186 shares are entitled to vote (which we refer to in this Proxy Statement as the “voting shares”) on all matters presented to shareholders at the meeting.

How Many Shares Must Be Present to Hold the Meeting?

The presence at the meeting, virtually or by proxy, of holders of shares representing a majority of all the votes entitled to be cast at the meeting, or 162,424,094 voting shares, will constitute a quorum for the transaction of business. Attendance at the virtual 2026 Annual Meeting, presence by proxy, abstentions and “broker non-votes” will each be considered “present” and will be counted towards determining whether or not a quorum exists.

How Do I Vote My Shares Before the Annual Meeting?

Shareholders are encouraged to vote prior to the 2026 Annual Meeting by telephone, Internet, mail or mobile device per the instructions on the proxy card they previously received. Please be aware that our 2025 Annual Report to Shareholders accompanies, but is not a part of, or incorporated into, this Proxy Statement.

Shareholders of Record:

If you are a “shareholder of record,” you have several choices. You can vote your shares by proxy:

Vote by Telephone Call 1-800-690-6903 You will need the 16-digit control number that appears on your proxy card or the Notice.	Vote by Internet Go to www.proxyvote.com You will need the 16-digit control number that appears on your proxy card or the Notice.	Vote by Mail Please refer to the specific instructions set forth on the Notice or printed proxy materials;	Via mobile device
by scanning this QR code

Beneficial Owners of Shares held in Street Name.

If your shares are held in an account at a bank, broker, or other organization, then you are the “beneficial owner of shares held in street name.” Most individual shareholders are beneficial owners of shares held in street name. As a beneficial owner, you have the right to instruct the person or organization holding your shares how to vote your shares and can follow the instructions on the voting instructions or the organization at which your shares are held will provide you with materials and instructions for voting your shares. Your broker is not allowed to vote your shares without instruction except for certain matters.

SIMON PROPERTY GROUP	2026 Proxy Statement 89

Frequently Asked Questions and Answers

Can I Vote My Shares During the Meeting?

To attend, vote, and submit questions during the Annual Meeting, which will be held via live audio webcast, shareholders of record will need to visit www.virtualshareholdermeeting.com/SPG2026 and use their 16-digit Control Number provided on their proxy card, voting instruction form, or notice that they previously received with respect to the Annual Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Anyone signing into the Annual Meeting using the guest option will not be able to vote or submit questions.

Only one shareholder per Control Number can access the Annual Meeting. Shareholders will have the option to log in to the virtual meeting beginning at 8:00 a.m. Eastern Daylight Time and we would encourage shareholders to log in to the website and access the webcast at least 15 minutes before the Annual Meeting’s start time.

Further instructions on how to attend, participate in, ask questions during, and vote at the Annual Meeting will be available at www.virtualshareholdermeeting.com/SPG2026.

Shareholders may still, and are encouraged to, vote prior to the Annual Meeting by Internet, telephone or by mail per the instructions on the proxy card they previously received.

Shareholders that have voted prior to the 2026 Annual Meeting do not need to vote again at the meeting.

Admission Requirements—What Do I Need to do to Attend the 2026 Annual Meeting?

To attend, vote, and submit questions during the Annual Meeting, which will be held via live audio webcast, shareholders of record will need to visit www.virtualshareholdermeeting.com/SPG2026 and use their 16-digit Control Number provided on their proxy card, voting instruction form, or notice that they previously received with respect to the Annual Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Anyone signing into the Annual Meeting using the guest option will not be able to vote or submit questions.

Only one shareholder per Control Number can access the Annual Meeting. Shareholders will have the option to log in to the virtual meeting beginning at 8:00 a.m. Eastern Daylight Time and we would encourage shareholders to log in to the website and access the webcast at least 15 minutes before the Annual Meeting’s start time.

Further instructions on how to attend, participate in, ask questions during, and vote at the Annual Meeting will be available at www.virtualshareholdermeeting.com/SPG2026.

What If I Have Trouble Accessing the 2026 Annual Meeting?

The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. We encourage you to access the virtual annual meeting platform at least 15 minutes prior to the start time. Please allow ample time for on-line check-in, which will begin at 8:00 a.m. Eastern Daylight Time. If you encounter any difficulties accessing the virtual meeting platform during the check-in time or during the Annual Meeting, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/SPG2026.

Will I Be Able to Ask Questions During the 2026 Annual Meeting?

You will be able to submit questions during the 2026 Annual Meeting, however, just as has always been the case with the Company’s prior in-person and virtual annual meetings, all questions will be subject to time restrictions and the length of time scheduled for the 2026 Annual Meeting. Anyone signing into the Annual Meeting using the guest option will not be able to submit questions.

We will answer appropriate questions on any matters in the Agenda to be voted on by the shareholders at the 2026 Annual Meeting before the voting is closed and other general questions from shareholders regarding the Company, as time permits.

Shareholder questions will be welcome, but conducting the business set out in the Agenda for the benefit of all shareholders will be paramount. The Company does not intend to address any questions that the Non-Executive Chairman or Corporate Secretary believe are not appropriate in their sole and absolute discretion.

90 2026 Proxy Statement	SIMON PROPERTY GROUP

Frequently Asked Questions and Answers

What Vote Is Required to Approve Each Proposal?

All voting shares are entitled to one vote per share. To approve each of the proposals, the following votes are required from the holders of voting shares.

PROPOSAL NUMBER	SUBJECT	VOTE REQUIRED	IMPACT OF ABSTENTIONS AND BROKER NON-VOTES, IF ANY
1	Elect the eleven (11) independent director nominees named in this Proxy Statement

Majority of the votes cast by the holders of shares entitled to vote in the election at the meeting. Under our Bylaws, for purposes of this proposal, a “majority of votes cast” means the number of votes cast “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director’s election.

Abstentions and broker non-votes will not impact the outcome of this proposal, as they are not considered votes cast under the majority of votes cast standard.
2	Advisory vote to approve the compensation of our Named Executive Officers	Affirmative vote of a majority of all of the votes cast at the meeting.	Abstentions and broker non-votes will not impact the outcome of this proposal, as they are not considered votes cast under the majority of votes cast standard.
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026	Affirmative vote of a majority of all of the votes cast at the meeting.

Abstentions will not impact the outcome of this proposal, as they are not considered votes cast under the majority of votes cast standard. We do not expect there to be any broker non-votes with respect to this proposal, as brokers are entitled to vote on the ratification of independent registered public accounting firms.

The voting trustee who votes the Class B common stock has advised us that he intends to vote all shares of the Class B common stock FOR the election of all director nominees and FOR Proposals 2 and 3.

SIMON PROPERTY GROUP	2026 Proxy Statement 91

Frequently Asked Questions and Answers

What Are Broker Non-Votes?

A broker non-vote occurs when a nominee, such as a broker, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote for that particular proposal and has not received instructions from the beneficial owner as to how to vote its shares. When brokers have not received voting instructions from their customers, the NYSE only permits brokers to vote their customers’ stock held in street name on routine matters. Proposal 3, the ratification of the independent registered public accounting firm, is a routine matter on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions; however, certain brokers will not vote on such matters, unless they have received voting instructions. All other proposals are non-routine matters. For purposes of determining the outcome of any proposal requiring the majority of votes cast to which the broker has physically indicated on the proxy that it does not have, or chooses not to exercise, discretionary authority to vote, if allowed, these shares will not be counted as votes cast and will have no effect on the result of the vote, even though those shares are considered entitled to vote for quorum purposes.

What Are the Board’s Recommendations on How I Should Vote My Shares?

The Board unanimously recommends that you vote your shares as follows:

Proposal 1:	FOR the election of all eleven (11) independent director nominees named in this Proxy Statement.
Proposal 2:	FOR the advisory vote to approve the compensation of our Named Executive Officers.
Proposal 3:	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.

How Would My Shares Be Voted If I Do Not Specify How They Should Be Voted?

If you sign and return a proxy card without indicating how you want your shares to be voted, the persons named as proxies will vote your shares as follows:

Proposal 1:	FOR the election of all eleven (11) independent director nominees named in this Proxy Statement.
Proposal 2:	FOR the advisory vote to approve the compensation of our Named Executive Officers.
Proposal 3:	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.

Why Did I Receive More Than One Notice or Proxy Card?

You will receive multiple Notices or cards if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card(s) to your broker. You should vote on and sign each proxy card you receive.

92 2026 Proxy Statement	SIMON PROPERTY GROUP

Frequently Asked Questions and Answers

Can I Change My Mind After I Have Mailed in My Proxy Card?

Yes, you can revoke your proxy at any time before voting is closed during the 2026 Annual Meeting. You may revoke your proxy by doing one of the following:

●	By sending a written notice of revocation to our Secretary at 225 W. Washington Street, Indianapolis, Indiana 46204, that is received prior to the 2026 Annual Meeting, stating that you revoke your proxy;
●	By signing a later-dated proxy card and submitting it so that it is received prior to the 2026 Annual Meeting in accordance with the instructions included in the proxy card(s);
●	By submitting a later-dated proxy over the Internet in accordance with the instructions on the Internet voting website; or
●	By attending the 2026 Annual Meeting online and voting your shares at www.virtualshareholdermeeting.com/SPG2026. Please see “Admission Requirements—What Do I Need to do to Attend the 2026 Annual Meeting?” on page 90 and “Can I Vote My Shares During the Meeting?” on page 90 for more information.

If your proxy is not revoked, we will vote it at the 2026 Annual Meeting in accordance with your instructions indicated on the proxy card or voting instruction card or, if submitted over the Internet, as indicated on the submission.

What Happens If Additional Matters Are Presented at the Annual Meeting?

We know of no other matters other than the items of business described in this Proxy Statement that can be considered at the 2026 Annual Meeting. If other matters requiring a vote do arise, the persons named as proxies will have the discretion to vote on those matters for you.

Who Will Count the Votes?

Broadridge Financial Solutions, Inc. will count the votes and will facilitate the engagement of an independent inspector of election. The inspector will be monitoring the voting during the 2026 Annual Meeting.

Where Can I Find the Voting Results?

We plan to announce preliminary voting results at the Annual Meeting and then will disclose final voting results on a Form 8-K within the time period required by SEC rules.

How Can I Review the List of Shareholders Entitled to Vote at the Annual Meeting?

A list of shareholders entitled to vote at the meeting will be available for viewing online when you join the Annual Meeting at www.virtualshareholdermeeting.com/SPG2026 and for five (5) business days prior to the 2026 Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time, at our offices at 225 W. Washington Street, Indianapolis, Indiana 46204. If you were a shareholder on the Record Date, and would like to view the shareholder list, please contact our Secretary to schedule an appointment.

Who Pays the Cost of this Proxy Solicitation?

The Company will pay the cost of soliciting proxies in connection with this Proxy Statement, including the cost of preparing, assembling and mailing the proxy materials. We will also request banks, brokers and other holders of record to send the proxy materials to, and obtain proxies from, beneficial owners and will reimburse them for their reasonable expenses in doing so. In addition, we have hired Georgeson LLC to assist in the solicitation of proxies. We will pay Georgeson LLC a base fee of $21,000 for its proxy solicitation services.

Is This Proxy Statement the Only Way That Proxies Are Being Solicited?

Certain employees or other representatives of the Company may also solicit proxies by telephone, facsimile, e- mail or personal contact. They will not be specifically compensated for doing so.

SIMON PROPERTY GROUP	2026 Proxy Statement 93

Frequently Asked Questions and Answers

How Do I Sign Up for Electronic Delivery of Proxy Materials?

On the Internet, visit www.proxyvote.com with your proxy card, which contains your control number, in hand, and follow the instructions to indicate that you agree to receive or access proxy materials electronically in future years. The Company will make a $1.00 charitable contribution to the Simon Youth Foundation (www.syf.org) on behalf of each shareholder who signs up for electronic delivery. The Simon Youth Foundation is a national 501(c)(3) nonprofit committed to helping students graduate by partnering with public school districts to help curb the dropout epidemic and awarding scholarships to students.

Where Do I Find Reconciliation of Non-GAAP Terms to GAAP Terms?

FFO, real estate FFO, diluted FFO per share and real estate FFO per share are non-GAAP financial measures that we believe provide useful information to investors. Please refer to Management’s Discussion and Analysis of Financial Condition and Results of Operations–Non-GAAP Financial Measures on pages 77-78 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for a definition and reconciliation of FFO and real estate FFO to consolidated net income and diluted FFO per share and real estate FFO per share to net income per share.

Our beneficial interest of combined NOI is a non-GAAP financial measure that we believe provides useful information to investors. Please refer to Management’s Discussion and Analysis of Financial Condition and Results of Operations–Non-GAAP Financial Measures on pages 77-78 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for a definition and reconciliation of NOI to consolidated net income and set forth the computations of our beneficial interest of combined NOI and the components thereof.

Attend Our Annual Meeting

Date and Time:	May 13, 2026, at 8:30 a.m. EDT
Virtual Webcast:	The Annual Meeting will be held via live webcast at www.virtualshareholdermeeting.com/SPG2026
Record Date:	March 16, 2026

94 2026 Proxy Statement	SIMON PROPERTY GROUP

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V91343-P47274 Nominees: 2. Advisory Vote to Approve the Compensation of our Named Executive Officers. 3. Ratify the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2026. 1. Election of Directors 1a. Glyn F. Aeppel 1b. Martin J. Cicco 1c. Larry C. Glasscock 1d. Nina P. Jones 1e. Reuben S. Leibowitz 1f. Randall J. Lewis 1g. Gary M. Rodkin 1h. Peggy Fang Roe 1i. Stefan M. Selig 1j. Daniel C. Smith, Ph.D. 1k. Marta R. Stewart For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! SIMON PROPERTY GROUP, INC. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2 and 3. NOTE: Other business as may properly come before the meeting or any adjournments or postponements of the meeting. SIMON PROPERTY GROUP, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204 For Against Abstain SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 12, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SPG2026 You may attend the meeting via the Internet and vote electronically during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 12, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V91344-P47274 SIMON PROPERTY GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2026 The shareholder hereby appoints Eli Simon and Larry C. Glasscock, or either of them, as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Simon Property Group, Inc. that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 a.m., Eastern Daylight Time, on May 13, 2026, conducted via live audio webcast on the Internet, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying proxy statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" ALL ELEVEN NOMINEES LISTED ON THE REVERSE SIDE FOR ELECTION TO THE BOARD OF DIRECTORS, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3. IF ANY OTHER MATTER IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side